UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08614

Brandes Investment Trust

(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 600

San Diego, CA 92130

(Address of principal executive offices) (Zip code)

Michael Glazer

Morgan, Lewis & Bockius LLP

355 South Grand Ave., Suite 4400

Los Angeles, CA 90071-3106

(Name and address of agent for service)

800-331-2979

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2016

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

SEMI-ANNUAL

REPORT

INTERNATIONAL EQUITY FUND

GLOBAL EQUITY FUND

GLOBAL EQUITY INCOME FUND

GLOBAL OPPORTUNITIES VALUE FUND

EMERGING MARKETS VALUE FUND

INTERNATIONAL SMALL CAP EQUITY FUND

CORE PLUS FIXED INCOME FUND

CREDIT FOCUS YIELD FUND

For the six months ended March 31, 2016

BRANDES INVESTMENT TRUST

Brandes International Equity Fund

Dear Fellow Investor,

After moving generally higher in the fourth quarter of 2015, equity markets worldwide gave up some of their gains in the first quarter of 2016 to close the period with mixed performance. Optimism over the U.S. economy’s resilience took a back seat to worries over slowing growth elsewhere in the world, falling oil prices, as well as the ramifications of negative interest rates in some parts of Europe and Japan. Adding to the list were uncertainties surrounding the U.S. presidential election cycle.

Monetary policy outside the United States remained accommodative. The European Central Bank announced more interest-rate cuts, bond purchases and a potential lender subsidy to combat the threat of deflation and jump start growth. In Japan, the government is expected to announce additional stimulus measures to help counter the effects of sluggish consumption and China’s economic slowdown.

Following a volatile period, emerging markets recorded gains, with Brazilian equities among the top performers even as the country remained mired in political instability amid President Dilma Rousseff’s potential impeachment. Additionally, oil-price stabilization toward the end of the first quarter of 2016 helped equities of oil exporters such as Russia.

Against this backdrop, the net asset value of the Brandes International Equity Fund (Class I Shares) advanced 3.30% in the six months ended March 31, 2016. For the same period, the MSCI EAFE Index rose 1.56%.

The Fund

During the period, the Fund benefited from investments across a diverse set of countries, sectors and industries.

Allocations to health care, energy and materials helped performance, as did positions in Brazil and South Korea. The Brazilian real was one of the best-performing currencies in emerging markets in the first quarter of 2016 and its appreciation vs. the U.S. dollar aided returns.

On an individual security basis, top contributors included Japanese pharmaceutical firms Taisho Pharmaceutical and Daiichi Sankyo, South Korean steel manufacturer POSCO and Brazilian water utility Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP). The shares of U.K.-based grocer Wm. Morrison Supermarkets also increased in the period as the market seemed to appreciate the company’s improved sales trajectory.

On the contrary, allocation to the industrials sector overall weighed on relative performance, along with a lack of exposure to Australia and positions in Switzerland. At the company level, major detractors included a number of financial holdings, namely Switzerland-based Credit Suisse and UBS Group, U.K.-based Barclays, as well as Japan’s Sumitomo Mitsui Trust Holdings and Mitsubishi UFJ Financial Group.

Brandes International Equity Fund

Barclays declined in the period as it announced a dividend cut and a rationalization of some of its businesses in efforts to focus on its core U.K. and U.S. markets and improve its capital position. Trading at 50% of tangible book value as of March 31, Barclays continues to offer, in our opinion, an attractive risk/reward tradeoff as we believe it should see the benefits of its restructuring over the next couple of years.

Credit Suisse saw its shares fall as the market remained concerned about the company’s restructuring and the possible negative effect on financial results over the next year. Nonetheless, we continue to believe Credit Suisse has an economically attractive business model and is significantly discounted at its valuation of 0.7x tangible book value as of March 31.

Fund activity was relatively light during the period. The International Large-Cap Investment Committee divested investment in Netherlands-based retailer Koninklijke Ahold, while initiating a position in French advertising (ad) agency Publicis Groupe.

Publicis is the world’s third-largest global ad agency holding company, with many valuable agency brands such as Saatchi & Saatchi, Leo Burnett, Razorfish, ZenithOptimedia, and Starcom MediaVest. Publicis has historically been a well-run company with a sound balance sheet and industry-leading margins.

In our view, the business model of ad agencies has attractive economics given their variable cost structure, industry consolidation, and exposure to long-term ad spending and global gross domestic product growth. While the industry as a whole appears to be valued somewhat fully by the market, Publicis has been the recent exception due to concerns over slowing organic growth, a handful of recent account losses and its acquisition of Sapient (its largest acquisition to date), which was seen as expensive.

We believe that excessive short-term pessimism centered on these recent missteps have created an attractive entry point in Publicis’ shares for long-term focused investors. Over the long term, Publicis management has displayed, in our opinion, an admirable track record of profitability, earnings growth, operational execution and mergers & acquisitions integration. We do not view recent client losses and the potential overpayment for Sapient as evidence of permanent structural changes in the business, and we believe Publicis is well positioned to return to levels of growth in line with its peers. Given its strong free-cash-flow generation, we also expect the company will quickly de-lever its balance sheet.

As of March 31, the Fund maintained a significant overweight vs. the benchmark to the energy sector, with holdings in developed European countries, Russia, and Brazil. Other key areas of exposure included U.K.-based food & staples retailers, Japanese automobile companies, and telecommunication services providers domiciled in Europe and select emerging markets. Key underweights included the industrials sector, as well as allocations to Germany and Australia.

Brandes International Equity Fund

Outlook

Looking ahead, we are excited about the prospects for the Brandes International Equity Fund as we believe volatile markets present opportunities for diligent stock pickers and where our bottom-up Graham-and-Dodd value approach should work well. In the 40-plus years since Brandes Investment Partners was founded, our ultimate goal has always been the same: Pursue above-market gains to help you move closer to your long-term investment objectives.

Thank you for your business and continued trust.

Sincerely yours,

The Brandes International Large-Cap Investment Committee

Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in large capitalization companies. The Fund may invest in ETFs which are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange on which they trade, which may impact the Fund’s ability to sell its shares.

Diversification does not guarantee a profit or protect from loss in a declining market.

Current and future portfolio holdings are subject to risk.

Free Cash Flow:  Total cash flow from operations less capital expenditures.

Tangible Book Value:  Book value minus intangible assets (e.g., goodwill).

Brandes International Equity Fund

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI EAFE (Europe, Australasia, Far East) Index with net dividends measures the equity market performance of developed markets in Europe, Australasia, and the Far East.

The MSCI Europe Index with net dividends measures equity market performance of developed markets in Europe.

The MSCI Brazil Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. With 67 constituents, the index covers about 85% of the Brazilian equity universe.

The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. With 318 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Brandes International Equity Fund is distributed by ALPS Distributors, LLC.

Brandes International Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Equity Fund – Class I from March 31, 2006 to March 31, 2016 and in the Morgan Stanley Capital International EAFE Index for the same period.

Value of $100,000 Investment vs Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2016
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes International Equity Fund
Class A*	-6.55%	2.62%	1.33%	7.60%
Class A* (with maximum sales charge)	-11.93%	1.42%	0.74%	7.27%
Class C*	-7.30%	1.83%	0.54%	6.78%
Class E*	-6.57%	2.60%	1.35%	7.61%
Class I	-6.41%	2.80%	1.53%	7.83%
Class R6*	-6.36%	2.85%	1.58%	7.89%
Morgan Stanley Capital International EAFE Index	-8.27%	2.29%	1.80%	4.12%

(1)	The inception date is January 2, 1997.

*	Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to October 6, 2008 for Class E shares reflects the performance of Class I shares adjusted to reflect Class E expenses. Performance shown prior to February 1, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.

Brandes International Equity Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

March 31, 2016 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Equity Fund

Dear Fellow Investor,

After moving generally higher in the fourth quarter of 2015, equity markets worldwide gave up some of their gains in the first quarter of 2016 to close the period with mixed performance. Optimism over the U.S. economy’s resilience took a back seat to worries over slowing growth elsewhere in the world, falling oil prices, as well as the ramifications of negative interest rates in some parts of Europe and Japan. Adding to the list were uncertainties surrounding the U.S. presidential election cycle.

As widely expected, the Federal Reserve raised its benchmark federal funds rate in December for the first time in seven years, signaling an end to its massive bond-buying program designed to stimulate growth. Fed officials gave upbeat assessments of the economy while scaling back the number of rate increases expected this year, citing risks posed by global economic and financial developments.

Outside the United States, monetary policy remained accommodative. The European Central Bank announced more interest-rate cuts, bond purchases and a potential lender subsidy to combat the threat of deflation and jump start growth. In Japan, the government is expected to announce additional stimulus measures to help counter the effects of sluggish consumption and China’s economic slowdown.

Following a volatile period, emerging markets recorded gains, with Brazilian equities among the top performers even as the country remained mired in political instability amid President Dilma Rousseff’s potential impeachment and former President Lula da Silva’s return to the limelight. Additionally, oil-price stabilization helped equities of oil exporters such as Russia.

Against this backdrop, the net asset value of the Brandes Global Equity Fund (Class I Shares) rose 0.62% in the six months ended March 31, 2016. For the same period, the MSCI World Index advanced 5.40%.

The Fund

The Fund’s financial holdings, primarily in banks and companies with capital markets exposure were the most significant performance detractors. In our opinion, the market became indiscriminately concerned about some of these companies’ exposure to the energy sector, as well as about expectations of prolonged low interest rates in the United States and negative interest rates internationally.

Switzerland-based Credit Suisse, U.K.-based Barclays Plc. and U.S.-based Citigroup hurt returns in the period.

Credit Suisse declined over 30% in the last six months as the market remained concerned about the company’s restructuring/turnaround and the possible negative effect on financial results over the next year. Nonetheless, we continue to believe Credit Suisse has an economically attractive business model and is significantly

Brandes Global Equity Fund

discounted at its current valuation of 0.7x tangible book value (as of March 31). Accordingly, we increased our allocation during the period.

Citigroup has energy-loan exposure of less than 4% of total loans, and is, in our view, positioned to benefit from an eventual increase in interest rates. At its current valuation (as of March 31) of just 60% of book value and 7.7x earnings on depressed net interest margins, we believe the stock offers a compelling investment opportunity.

Energy holdings, most significantly oil & gas firms Chesapeake Energy (United States) and Petrobras (Brazil) hurt Fund performance. We divested these positions, as discussed below.

Other return detractors included Western Digital, Sanofi and Express Scripts.

Express Scripts declined in the period due to a dispute with its largest client, health insurer Anthem (which accounts for 15% to 20% of Express Scripts’ sales), as Anthem believes that Express Scripts needs to pass on larger drug cost savings to its customers. Under the existing contract, Anthem is entitled to a good-faith repricing of the contract terms, the deadline for which was December 15, 2015. As the deadline passed and Express Scripts still has not provided Anthem with an offer that Anthem deems acceptable, Anthem has recently decided to take legal action against Express Scripts. Express Scripts’ Chief Executive Officer stated the company intends to resolve the dispute and keep Anthem as a customer.

We believe the market has over-reacted to the dispute as the current valuation prices in more than a complete loss of the Anthem contract. While there are multiple possibilities, we believe the most likely outcome is a renegotiation to extend the contract, likely at a lower margin but with increased volumes due to Anthem’s acquisition of Cigna. There is a risk that Anthem switches to another vendor or brings the business in-house, although it lacks scale relative to peers. Given that the market seemed to have priced in the worst-case outcome, we continue to believe that Express Scripts offers an attractive margin of safety.

Meanwhile, a number of U.S.-based holdings bolstered performance in the period, including technology firms Microsoft and Corning, as well as utility firm Exelon and electrical equipment manufacturer Emerson Electric. Japan-based pharmaceutical firm Daiichi Sankyo also helped returns.

One of the Fund’s largest holdings, Microsoft has outperformed the market (as measured by the MSCI World Index) over the past year as investors have finally shown appreciation for its strong enterprise business, and how well it has managed to migrate its businesses toward the cloud-computing era.

Our investment in Microsoft serves as a great reminder that focusing on the long term — and on the actual value drivers of a business — can generate rewards for patient investors. Just a few years ago, media reports focused on Microsoft’s

Brandes Global Equity Fund

consumer business failings and how investing in the stock was “dead money” after it had previously been flat for nearly a decade. And while Microsoft may be one of the most followed stocks on Wall Street, we felt that the value drivers of its business (its enterprise division) were largely underappreciated by the market. As a result, we found significant margin of safety in our investment.

Although the market has started to catch up to our view of the company, we continue to think that Microsoft represents an attractive investment today. We believe the company is well positioned for the cloud-computing future as it adeptly navigates the ever-changing technology landscape. In addition, the company has a very strong balance sheet, and has shown its willingness to return cash to shareholders through dividends, which it has raised every year for the past six years.

Volatile markets created potential mispricing opportunities among companies which, based on our analysis, have attractive valuations relative to their intrinsic value estimates. The Global Large-Cap Investment Committee initiated a position in French oil & gas firm Total and added to existing position in Credit Suisse, as discussed above.

Following thorough deliberations, the committee decided to divest the Fund’s positions in Chesapeake Energy and Petrobras.

The primary uncertainty with Chesapeake is (and has been) the natural gas price. We believe that supply and demand warrant a much higher price than the current sub-$2 per mmBtu level (currently even lower in Pennsylvania where Chesapeake has a significant percentage of its acreage), likely in the $4 to $6 range in the medium to long term. At the current natural gas price, producers are cutting capital expenditure (capex) significantly, which could ultimately impact the supply of natural gas. The path of natural gas prices is uncertain with a lag between capex cuts and changes to production levels. At higher long-term price levels we believe that Chesapeake’s enterprise value would be substantially more than what was valued by the market.

However, as Chesapeake built out its acreage, it utilized a significant amount of debt, making it one of the more leveraged oil and natural gas companies today. As a result, while we think it likely has access to liquidity to survive the depressed natural- gas price environment for the next year or two, we cannot rule out that the management and board will choose to preemptively file for reorganization under the bankruptcy code in order to restructure the company and reduce the substantial debt burden.

Therefore, the investment committee decided to sell Chesapeake equity, which bears the brunt of this bankruptcy timing risk and allocate where possible to Chesapeake debt, which we believed offers a more attractive risk/reward tradeoff as it traded at 15 cents to 35 cents on the dollar. At these levels, the yield to maturity was north of 30%, offers the potential for equity-like returns and provides

Brandes Global Equity Fund

some downside protection because debt holders have a higher claim on assets than do equity shareholders if the company decides to file for reorganization.

It is not typical for the Global Equity Strategy to hold securities other than common equity. Exceptions have been made when the securities within a company’s capital structure offered potential investment returns that rivaled those of common equity. This happened with the preferred equity securities of U.S. banks during the financial crisis, for instance. In this particular case, Chesapeake endured an extremely difficult commodity-price environment which resulted in the market value of its common equity, preferred equity and debt falling significantly. The investment committee believes that the potential return from investing in Chesapeake debt surpasses that of many other common equity investments.

If the company files for reorganization and emerges having restructured its debt, it is highly likely that some/all of the debt will be converted to equity, allowing the strategy to potentially participate in the upside of the company’s enterprise value. The restructured company would allow for further potential recovery in value should natural-gas prices eventually rise to economically viable levels during or after the reorganization process.

The investment committee also decided to sell Petrobras, believing that other integrated oil majors offered a more attractive risk/reward tradeoff. As the Fund has a wide large-cap opportunity set in which to seek attractively valued companies, the Fund could benefit substantially from a recovery in oil prices by investing in other large integrated oil companies, in our opinion. These opportunities included recently purchased Total and Spain-based Repsol, as well as in U.K.-based BP, Russia’s Lukoil and Italy’s Eni where we increased allocations during the period.

Other positions sold were Netherlands-based retailer Koninklijke Ahold, Germany-based Deutsche Boerse and Japan-based Mitsubishi UFJ Financial Group.

As of March 31, the Fund’s fundamentals remained more attractive than those of the benchmark, exhibiting significantly lower valuations such as price-to-book, price-to-earnings and price-to-cash-flow ratios. It also offered a higher dividend yield than the MSCI World Index.

The Fund’s largest overweight positions versus the index were in the United Kingdom, as well as in pharmaceuticals, capital markets, automobiles and in oil, gas & consumable fuels. The Fund also had an off-index allocation of over 18% in emerging-market companies.

Meanwhile, the Fund maintained its largest underweight position in the United States. On the sector level, it had below-benchmark weightings in industrials and materials.

As always, the Fund’s investment allocations are based on bottom-up security selection, unaffected by benchmark weightings and primarily driven by

Brandes Global Equity Fund

opportunities in places where we can uncover what we believe are the most attractive values.

Outlook

Macroeconomic and geopolitical headlines over the last six months, which contributed to heightened market volatility, may have tested the mettle of many investors. However, it is important to note that despite market swings, over the long term, global equities have helped investors grow their capital. Consider that in the last 30 years, world equities as measured by the MSCI World Index appreciated more than investment-grade U.S. bonds and gold.*

Global value investors should also note that the underperformance of value stocks versus growth stocks in the last several years has led to valuation disparities that we believe portend a market environment that has the potential to generate opportunity for value going forward.**

In the 40-plus years since Brandes Investment Partners was founded, our ultimate goal has always been the same: Pursue above-market gains to help you move closer to your long-term investment objectives.

Thank you for your business and continued trust.

Sincerely yours,

The Brandes Global Large-Cap Investment Committee

Brandes Investment Trust

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

*	Source: Brandes Investment Partners and FactSet; as of 12/31/2015; Bonds as measured by the Barclays U.S. Aggregate Bond Index. Gold as measured by the S&P GSCI® Gold Index.

**	MSCI World Value Index and MSCI World Growth Index (developed markets); MSCI All Country World Index (ACWI) Value and MSCI ACWI Growth (includes developed and emerging markets)

Brandes Global Equity Fund

Current and future portfolio holdings are subject to risk.

Book Value:  Assets minus liabilities. Also known as shareholders’ equity.

Federal Funds Rate:  The interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight.

Free Cash Flow:  Total cash flow from operations less capital expenditures.

Intrinsic Value:  The actual value of a company or an asset based on an underlying perception of its true value.

Margin of Safety:  The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security.

Net Interest Margin:  Interest income generated by a financial institution minus the amount of interest paid to its lenders, divided by average earning assets.

Price/Book:  Price per share divided by book value per share.

Price/Cash Flow:  Price per share divided by cash flow per share.

Price/Earnings:  Price per share divided by earnings per share.

Return on Capital:  Net income minus dividends divided by total capital; used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Tangible Book Value:  Book value minus intangible assets (e.g., goodwill).

Yield:  Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Yield to Maturity:  The total return anticipated on a bond if the bond is held until the end of its lifetime.

The MSCI ACWI Growth Index captures large and midcap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries and 23 Emerging Markets (EM) countries.

The MSCI ACWI Value Index captures large and midcap securities exhibiting overall value style characteristics across 23 Developed Markets (DM) countries and 23 Emerging Markets (EM) countries.

The MSCI World Growth Index with net dividends measures equity market performance of developed markets. The attributes for growth index construction are long-term forward earnings per share (EPS) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.

The MSCI World Value Index with net dividends measures equity market performance of developed markets. The attributes for value index construction are book value-to-price ratio, 12-months forward earnings-to-price ratio, and dividend yield.

Brandes Global Equity Fund

The MSCI World Index with net dividends measures equity market performance of developed markets.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Barclays U.S. Aggregate Bond Index:  The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.

S&P GSCI Gold Index:  A sub-index of the S&P GSCI, provides investors with a reliable and publicly available benchmark tracking the COMEX gold future. The index is designed to be tradable, readily accessible to market participants, and cost efficient to implement.

The Brandes Global Equity Fund is distributed by ALPS Distributors, LLC.

Brandes Global Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Equity Fund – Class I from its inception (October 6, 2008) to March 31, 2016 and in the Morgan Stanley Capital International World Index for the same period.

Value of $100,000 Investment vs Morgan Stanley Capital International World Index (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2016
	One Year	Three Years	Five Years	Since Inception(1)
Brandes Global Equity Fund
Class A*	-7.55%	4.94%	4.48%	6.06%
Class A* (with maximum sales charge)	-12.85%	2.89%	3.26%	5.22%
Class C*	-8.19%	4.19%	3.72%	5.24%
Class E	-7.48%	4.96%	4.48%	6.07%
Class I	-7.27%	5.22%	4.75%	6.29%
Morgan Stanley Capital International World Index	-3.45%	6.82%	6.51%	8.16%

(1)	The inception date is October 6, 2008.

*	Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.

Brandes Global Equity Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

March 31, 2016 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Equity Income Fund

Dear Fellow Investor,

After moving generally higher in the fourth quarter of 2015, equity markets worldwide gave up some of their gains in the first quarter of 2016 to close the period with mixed performance. Optimism over the U.S. economy’s resilience took a back seat to worries over slowing growth elsewhere in the world, falling oil prices, as well as the ramifications of negative interest rates in some parts of Europe and Japan. Adding to the list were uncertainties surrounding the U.S. presidential election cycle.

As widely expected, the Federal Reserve raised its benchmark federal funds rate in December for the first time in seven years, signaling an end to its massive bond-buying program designed to help stimulate growth. Fed officials gave upbeat assessments of the economy while scaling back the number of rate increases expected this year, citing risks posed by global economic and financial developments.

Outside the United States, monetary policy remained accommodative. The European Central Bank announced more interest-rate cuts, bond purchases and a potential lender subsidy to combat the threat of deflation and jump start growth. In Japan, the government is expected to announce additional stimulus measures to help counter the effects of sluggish consumption and China’s economic slowdown.

Following a volatile period, emerging markets recorded gains, with Brazilian equities among the top performers even as the country remained mired in political instability amid President Dilma Rousseff’s potential impeachment and former President Lula da Silva’s return to the limelight. Additionally, oil-price stabilization helped equities of oil exporters such as Russia.

Against this backdrop, the net asset value of the Brandes Global Equity Income Fund (Class I Shares) advanced 8.88% in the six months ended March 31, 2016. For the same period, the MSCI World Index rose 5.13%.

The Fund

The Fund’s outperformance was powered by investments across a diverse set of countries, sectors and industries.

From a sector standpoint, holdings in healthcare, utilities and consumer staples were the most noteworthy contributors.

Pharmaceutical firms Daiichi Sankyo (Japan), Johnson & Johnson (United States) and GlaxoSmithKline (United Kingdom), as well as healthcare equipment and supplies firm Baxter International (United States) benefited performance, as did insurers Old Republic International (United States) and Swiss Re (Switzerland).

Holdings in Brazil, namely water utility Companhia de Saneamento Basico do Estado de Sao Paolo (SABESP) and telecommunications provider Telefonica Brasil, also helped performance. The Brazilian real was one of the best-performing

Brandes Global Equity Income Fund

currencies in emerging markets in the first quarter of 2016 and its appreciation vs. the U.S. dollar aided returns.

Other holdings that boosted returns included U.S.-based Microsoft and Emerson Electric.

One of the Fund’s largest holdings, Microsoft has outperformed the market (as measured by the MSCI World Index) over the past year as investors have finally shown appreciation for its strong enterprise business, and how well it has managed to migrate its businesses toward the cloud-computing era.

Our investment in Microsoft serves as a great reminder that focusing on the long term — and on the actual value drivers of a business — can generate rewards for patient investors. Just a few years ago, media reports focused on Microsoft’s consumer business failings and how investing in the stock was “dead money” after it had previously been flat for nearly a decade. And while Microsoft may be one of the most followed stocks on Wall Street, we felt that the value drivers of its business (its enterprise division) were largely underappreciated by the market. As a result, we found significant margin of safety in our investment.

Although the market has started to catch up to our view of the company, we continue to think that Microsoft represents an attractive investment today. We believe the company is well positioned for the cloud-computing future as it adeptly navigates the ever-changing technology landscape. In addition, the company has a very strong balance sheet, and has shown its willingness to return cash to shareholders through dividends, which it has raised every year for the past six years.

The Fund’s performance detractors during the period included U.S.-based technology firm Western Digital, French pharmaceutical firm Sanofi and U.K.-based retailer Marks & Spencer.

Volatile markets during the period created potential mispricing opportunities, and the Fund’s investment committee initiated positions in companies which, based on our analysis, exhibited attractive valuations relative to their intrinsic value estimates.

New additions included U.S.-based bank BB&T Corporation, with a dividend yield of 3.3% as of March 31, and South Korea-based Samsung Electronics. Although Samsung’s yield was just 1.6% as of March 31, it recently announced its intention to increase capital return to shareholders to 30%-50% of free cash flow over the long term.

BB&T is a higher quality bank trading near book value, has a history of generating above-peer-average net interest margins and very low energy-sector loan exposure (1% of total loans as of March 31). Moreover, the company has a strong operating history and traded at low multiples of normalized earnings, creating what we considered a good buying opportunity.

Brandes Global Equity Income Fund

The investment committee also divested the Fund’s positions in a number of companies that moved closer to our estimates of their true worth in order to make room for companies with more attractive valuations and margins of safety. We sold our positions in U.S.-based Philip Morris International, Outfront Media and Old Republic International, as well as in Germany-based Deutsche Boerse and Netherlands-based Koninklijke Ahold.

We first purchased retailer Ahold when several concerns weighed on the shares, including slowing revenue growth after years of acquisitions, historical accounting concerns and the resignation of the company’s Chief Executive Officer and Chief Financial Officer.

New management focused on improving shareholder returns. It divested non-core businesses at attractive prices, significantly reduced debt, and returned capital to shareholders via share repurchases and dividends. The shares were subsequently pressured again given concerns that a weak consumer environment would persist, increased competition would compress margins and the management would potentially not make wise use of proceeds from a recent divestiture. Throughout these challenges, we believed Ahold remained a well-positioned business with strong market share in structurally attractive markets. We also appreciated the company’s solid cash-flow generation, strong balance sheet and importantly, its appealing valuation.

We saw our investment thesis for Ahold materialize as the company continued to execute its operations well, leading its shares to increase toward our estimate of intrinsic value. Consequently, we decided to fully exit our investment.

As of March 31, the valuation levels and dividend yield of the Global Equity Income Fund remained more attractive than the benchmark. The dividend yield of the Fund was 4.2% vs. 2.7% for the MSCI World Index as of March 31.

On the industry and sector levels, the Fund had overweight positions versus the benchmark in pharmaceuticals, food & staples retailing, energy, electrical equipment, capital markets and utilities. From a country standpoint, the Fund had overweight allocations to the United Kingdom and France, as well as off-index allocations to emerging-market countries. The Fund had lower allocations versus the index in the United States and Japan, as well as in consumer discretionary, industrials and materials.

As always, Fund allocations are based on a Graham-and-Dodd, bottom-up investment approach, focused on what we believe are appealing company valuations relative to their fundamentals. Index weightings are not factored into investment decisions.

Outlook

Macroeconomic and geopolitical headlines over the last six months, which contributed to heightened market volatility, may have tested the mettle of many

Brandes Global Equity Income Fund

investors. However, it is important to note that despite market swings, over the long term, global equities have helped investors grow their capital. Consider that in the last 30 years, world equities as measured by the MSCI World Index appreciated more than investment-grade U.S. bonds and gold.*

Global value investors should also note that the underperformance of value stocks versus growth stocks in the last several years has led to valuation disparities that we believe portend a market environment that has the potential to generate opportunity for value going forward.**

In the 40-plus years since Brandes Investment Partners was founded, our ultimate goal has always been the same: Pursue above-market gains to help you move closer to your long-term investment objectives.

Thank you for your business and continued trust.

Sincerely yours,

The Brandes Global Large-Cap Investment Committee

Brandes Investment Trust

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Diversification does not assure a profit or protect against loss in a declining market.

Current and future portfolio holdings are subject to risk.

Book Value:  Assets minus liabilities. Also known as shareholders’ equity.

*	Source: Brandes Investment Partners and FactSet; as of 12/31/2015; Bonds as measured by the Barclays U.S. Aggregate Bond Index. Gold as measured by the S&P GSCI® Gold Index.

**	MSCI World Value Index and MSCI World Growth Index (developed markets); MSCI All Country World Index (ACWI) Value and MSCI ACWI Growth (includes developed and emerging markets)

Brandes Global Equity Income Fund

Free Cash Flow:  Total cash flow from operations less capital expenditures.

Graham-and-Dodd Investment Approach:  A method described by Benjamin Graham and David Dodd in their 1934 book Security Analysis that uses fundamental analysis to identify securities which may be underpriced relative to the value of their underlying assets.

Intrinsic Value:  The actual value of a company or an asset based on an underlying perception of its true value.

Margin of Safety:  The discount of a security’s market price to what the firm believes is the intrinsic value of that security.

Net Interest Margin:  Interest income generated by a financial institution minus the amount of interest paid to its lenders, divided by average earning assets.

Price/Book:  Price per share divided by book value per share.

Price/Earnings:  Price per share divided by earnings per share.

Tangible Book Value:  Book value minus intangible assets (e.g., goodwill).

Return on Capital:  Net income minus dividends divided by total capital; used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Yield:  Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Yield to Maturity:  The total return anticipated on a bond if the bond is held until the end of its lifetime.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

Barclays U.S. Aggregate Bond Index: The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.

Brandes Global Equity Income Fund

The MSCI ACWI Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries and 23 Emerging Markets (EM) countries.

The MSCI ACWI Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets (DM) countries and 23 Emerging Markets (EM) countries.

The MSCI World Index with net dividends measures equity market performance of developed markets.

The MSCI World Growth Index with net dividends measures equity market performance of developed markets. The attributes for growth index construction are long-term forward earnings per share (EPS) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.

The MSCI World Value Index with net dividends measures equity market performance of developed markets. The attributes for value index construction are book value-to-price ratio, 12-months forward earnings-to-price ratio, and dividend yield.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

S&P GSCI Gold Index: A sub-index of the S&P GSCI, provides investors with a reliable and publicly available benchmark tracking the COMEX gold future. The index is designed to be tradable, readily accessible to market participants, and cost efficient to implement.

The Brandes Global Equity Income Fund is distributed by ALPS Distributors, LLC.

Brandes Global Equity Income Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Equity Income Fund – Class I from its inception (December 31, 2014) to March 31, 2016 and in the Morgan Stanley Capital International World Index for the same period.

Value of $100,000 Investment vs Morgan Stanley Capital International World Index (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2016
	One Year	Since Inception(1)
Brandes Global Equity Income Fund
Class A	0.69%	5.02%
Class A (with maximum sales charge)	-5.09%	0.15%
Class C	-0.40%	4.11%
Class I	0.91%	5.04%
Morgan Stanley Capital International World Index	-3.45%	-0.98%

(1)	The inception date is December 31, 2014.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Global Equity Income Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of March 31, 2016 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Opportunities Value Fund

Dear Fellow Investor,

After moving generally higher in the fourth quarter of 2015, equity markets worldwide gave up some of their gains in the first quarter of 2016 to close the period with mixed performance. Optimism over the U.S. economy’s resilience took a back seat to worries over slowing growth elsewhere in the world, falling oil prices, as well as the ramifications of negative interest rates in some parts of Europe and Japan. Adding to the list were uncertainties surrounding the U.S. presidential election cycle.

As widely expected, the Federal Reserve raised its benchmark federal funds rate in December for the first time in seven years, signaling an end to its massive bond-buying program designed to stimulate growth. Fed officials gave upbeat assessments of the economy while scaling back the number of rate increases expected this year, citing risks posed by global economic and financial developments.

Outside the United States, monetary policy remained accommodative. The European Central Bank announced more interest-rate cuts, bond purchases and a potential lender subsidy to combat the threat of deflation and jump start growth. In Japan, the government is expected to announce additional stimulus measures to help counter the effects of sluggish consumption and China’s economic slowdown.

Following a volatile period, emerging markets recorded gains, with Brazilian equities among the top performers even as the country remained mired in political instability amid President Dilma Rousseff’s potential impeachment and former President Lula da Silva’s return to the limelight. Additionally, oil-price stabilization helped equities of oil exporters such as Russia.

Against this backdrop, the net asset value of the Brandes Global Opportunities Value Fund (Class I Shares) rose 5.85% in the six months ended March 31, 2016. For the same period, the MSCI ACWI (All Country World) Index advanced 5.28%.

The Fund

During the period, the Fund benefited from investments across a diverse set of countries, sectors and industries.

Major positive contributors were allocations to the utilities and health care sectors, as well as to Brazil and the United Kingdom. The Brazilian real was one of the best-performing currencies in emerging markets in the first quarter of 2016 and its appreciation vs. the U.S. dollar aided returns.

At the company level, top performers included Brazilian water utility Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) and telecommunication services firm Telefonica Brasil, U.K.-based temporary power provider APR Energy, U.S.-based machinery company Briggs & Stratton and Indian conglomerate Reliance Infrastructure. The shares of U.K.-based grocer Wm. Morrison

Brandes Global Opportunities Value Fund

Supermarkets also increased in the period as the market seemed to appreciate the company’s improved sales trajectory.

Meanwhile, allocation to information technology hurt performance, along with a number of positions in the United States. Significant detractors included U.S. based technology company Western Digital and oil firm Chesapeake Energy.

Additionally, several holdings in financials weighed on returns, including Switzerland-based Credit Suisse, U.K.-based Barclays and U.S.-based Citigroup. The market became indiscriminately concerned about their exposure to the energy sector, in our opinion, as well as about expectations of prolonged low interest rates in the United States and negative interest rates internationally.

Credit Suisse declined over 30% in the last six months as the market remained concerned about the company’s restructuring/turnaround and the possible negative effect on financial results over the next year. Nonetheless, we continue to believe Credit Suisse has an economically attractive business model and is significantly discounted at its valuation of 0.7x tangible book value as of March 31.

Citigroup has energy-loan exposure of less than 4% of total loans, and is, in our view, positioned to benefit from an eventual increase in interest rates. At its valuation of just 60% of book value and 7.7x earnings on depressed net interest margins as of March 31, we believe the stock offers a compelling investment opportunity.

The All-Cap Investment Committee divested a number of positions over the last six months, including British household products company McBride, Spanish real-estate investment trust Merlin Properties, Irish construction materials provider CRH and Japanese pharmaceutical firm Daiichi Sankyo Company. The investment committee also exited the Fund’s position in U.K.-based APR Energy, whose acquisition by a group of private equity firms was completed in February.

The Fund also had several new purchases in the period, including U.K.-based banknotes printing company De La Rue, U.S.-based financial holding firm Leucadia National, Brazilian food & staples retailer Companhia Brasileira de Distribuicao and Israeli medical products company Syneron Medical. Additionally, the investment committee initiated a position in Draegerwerk, a small-cap German company operating in the health care equipment & supplies industry.

Draegerwerk applies its expertise in airflow dynamics and pressure regulation to two main segments: medical and safety. The medical division provides anesthesia workstations, ventilation equipment, patient monitoring systems and neonatal care products. Meanwhile, the company’s safety portfolio includes respiratory protection equipment, gas detection systems and professional diving equipment, as well as alcohol and drug impairment detection devices.

Several factors appear to have weighed on Draegerwerk’s shares. Earnings have been hurt due to the strength of the euro against the Japanese yen and also

Brandes Global Opportunities Value Fund

currencies in emerging markets, which account for approximately 25% of the company’s revenues. Poor cost management, weak demand in Europe and the United States, and higher research and development investments create further pressure on the company’s profitability. Operating margins in its medical business seem depressed despite the company’s relatively strong competitive position, and much of the company’s recent growth has come from emerging markets, which have shown signs of slowing. Moreover, the company has a somewhat complex capital structure.

Amid these challenges, our analysis suggests that Draegerwerk’s shares are undervalued. We like that the company enjoys a strong competitive position in most areas of its medical segment — a business with relatively high barriers to entry — and that a portion of its revenues are recurring in nature, which has contributed to stable cash-flow generation. With regard to the headwinds in emerging markets, we believe they are temporary, as health care infrastructure demand in the region has much room to grow. Ultimately, we believe the investment risks are more than accounted for in the share price.

As of March 31, the Fund had a large allocation of approximately 39% in emerging markets, a third of which to companies based in Brazil. The Fund also maintained a significant overweight vs. the benchmark to the United Kingdom and a major underweight to the United States. About half of our allocation in the United Kingdom was to grocers, while a third was to multinational names not directly impacted by the country’s macroeconomic situation. From a sector perspective, the Fund had a higher allocation than the benchmark to telecommunication services and a lower weighting to information technology.

Our Outlook

Looking ahead, we are excited about the prospects for the Brandes Global Opportunities Value Fund as we believe volatile markets present opportunities for diligent stock pickers and where our bottom-up Graham-and-Dodd value approach should work well. In the 40-plus years since Brandes Investment Partners was founded, our ultimate goal has always been the same: Pursue above-market gains to help you move closer to your long-term investment objectives.

Brandes Global Opportunities Value Fund

Thank you for your business and continued trust.

Sincerely yours,

The Brandes All-Cap Investment Committee

Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in large capitalization companies. The Fund may invest in ETFs which are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange on which they trade, which may impact the Fund’s ability to sell its shares.

Diversification does not guarantee a profit or protect from loss in a declining market.

Current and future portfolio holdings are subject to risk.

Graham-and-Dodd Investment Approach:  A method described by Benjamin Graham and David Dodd in their 1934 book Security Analysis that uses fundamental analysis to identify securities which may be underpriced relative to the value of their underlying assets.

Price/Book:  Price per share divided by book value per share.

Price/Earnings:  Price per share divided by earnings per share.

Book Value:  Assets minus liabilities. Also known as shareholders’ equity.

Brandes Global Opportunities Value Fund

Cash Flow:  The amount of cash generated minus the amount of cash used by a company in a given period.

Net Interest Margin:  Interest income generated by a financial institution minus the amount of interest paid to its lenders, divided by average earning assets.

Operating Margin:  Operating income divided by net sales; used to measure a company’s operating efficiency.

Tangible Book Value:  Book value minus intangible assets (e.g., goodwill).

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI All Country World Index with net dividends measures equity market performance of developed and emerging markets.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Brandes Global Opportunities Value Fund is distributed by ALPS Distributors, LLC.

Brandes Global Opportunities Value Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Opportunities Value Fund – Class I from its inception (December 31, 2014) to March 31, 2016 and in the Morgan Stanley Capital International All Country World Index for the same period.

Value of $100,000 Investment vs Morgan Stanley Capital International All Country World Index (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2016
	One Year	Since Inception(1)
Brandes Global Opportunities Value Fund
Class A	-4.75%	-0.25%
Class A (with maximum sales charge)	-10.24%	-4.88%
Class C	-5.40%	-1.03%
Class I	-4.57%	-0.34%
Morgan Stanley Capital International All Country World Index	-4.34%	-1.71%

(1)	The inception date is December 31, 2014.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Global Opportunities Value Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of March 31, 2016 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Emerging Markets Value Fund

Dear Fellow Investor,

Emerging markets ended the six-month period ended March 31, 2016 with a positive note despite concerns mainly fueled by China’s economic slowdown and its implications for the global economy. It was not a smooth ride, however, as the MSCI Emerging Markets Index reached its five-year low in January before reversing course.

Apart from China’s economic trajectory, oil prices also influenced investor sentiment. After a multi-year decline, oil price stabilized during the first months of 2016. The rebound helped emerging-market equities move higher, especially in oil-exporting countries such as Russia.

Brazil came out as one of the period’s strongest performers, even as the country remained mired in political instability amid President Dilma Rousseff’s potential impeachment and former President Lula da Silva’s return to the limelight. Brazilian equities, as measured by the MSCI Brazil Index, gained over 23% in U.S. dollar terms over the last six months.

In this environment, the net asset value of the Brandes Emerging Markets Value Fund (Class I shares) gained 16.97% in the six months ended March 31, 2016. For the same period, the Fund’s benchmark, the MSCI Emerging Markets Index, returned 6.53%.

The Fund

Holdings in Brazil, which have collectively accounted for the Fund’s largest weighting over the last 18 months, contributed positively to performance. The Brazilian real was one of the best-performing currencies in emerging markets in the first quarter of 2016 and its appreciation vs. the U.S. dollar aided returns. Notable contributors included water utility provider Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP), private education company Kroton Educacional, bank Banco do Brasil and telecommunication services provider Telefonica Brasil.

Allocation to India, where conglomerate Reliance Infrastructure was the Fund’s only holding, also helped performance. Furthermore, the Fund’s significant underweight to China enhanced relative returns. As of March 31, the Fund allocated approximately 7% to companies in China, compared to the near 24% weighting in the MSCI Emerging Markets Index.

From a sector perspective, allocations to utilities, financials and telecommunication services boosted performance. Other strong contributors included Panamanian airline Copa Holdings, as well as steelmakers Luxembourg-domiciled Ternium and South Korean POSCO.

Performance detractors included holdings in Hong Kong, mainly retailers Chow Tai Fook Jewellery Group, Lifestyle International Holdings and Luk Fook

Brandes Emerging Markets Value Fund

Holdings. The Fund’s significant underweight to Taiwan also hurt relative returns, along with allocation to South Korea.

Additionally, U.K.-based Standard Chartered Bank weighed on performance. While domiciled in the United Kingdom, Standard Chartered has meaningful risk exposure to Asia and Africa, as well as to commodities, weighing on returns in the near term. However, we believe the risk/reward tradeoff warrants a modest allocation as the company traded at 50% of tangible book value as of March 31.

On a sector basis, allocation to information technology delivered positive absolute return but detracted from relative performance.

Fund activity was relatively light during the period. New purchases included Greece-based Hellenic Telecommunications Organization and Taiwanese semiconductor company MediaTek.

MediaTek is the world’s second-largest supplier of mobile phone-related semiconductors. The company has benefited significantly over the past few years due in large part to its strong relationships with smartphone vendors in China, where growth has been significant.

MediaTek competes in a difficult market environment, with relatively low barriers to entry and low customer stickiness. In addition, it is unlikely that MediaTek’s core end market (i.e. Chinese smartphones) can sustain the growth it has delivered in recent years, potentially keeping future returns from being as strong as they have been.

2015 was a challenging period for MediaTek as increased competition and various macroeconomic issues dampened the market’s prior unrealistic enthusiasm and expectations. Nevertheless, we believe the market overreacted to MediaTek’s issues and provided us with a good entry point for investment. As one of the main longstanding players in mobile phone-related semiconductors, MediaTek has generated attractive financial returns historically despite the industry’s tough competitive dynamics. While we expect an even more competitive environment, which may lead to margin compression, we take comfort in the company’s strong balance sheet and believe the shares offer an attractive risk/reward tradeoff.

Positions sold during the period included Czech Ceska Telekomunikacni Infrastruktura (CETIN), Hong Kong-headquartered footwear manufacturer Yue Yuen Industrial, and Turkish gas company Aygaz and health care provider Selcuk Ezra.

CETIN’s acquisition by investment group PPF, which had already owned 90% of the company, was completed in the first quarter of 2016, ending its short run as an independent firm. CETIN was created in June 2015 as O2 Czech Republic decided to spin off its infrastructure assets. Shortly thereafter, PPF, which was already O2’s majority owner, announced its plan to acquire the then-new company.

Brandes Emerging Markets Value Fund

As of March 31, the Fund held its largest country overweight in Brazil, with about 20% allocation vs. less than 7% in the benchmark. On the contrary, India and Taiwan continued to represent areas where we have not uncovered much value potential.

Outlook

The objective of the Brandes Emerging Markets Value Fund is to seek capital appreciation over the long term. Although the last year or so has been difficult for value investors in emerging markets, we have started to see our conviction and discipline bear fruit. This focus enables us to pursue potentially undervalued opportunities, just as it equips us to avoid potentially overvalued areas. For example, we have long been skeptical about the valuation levels and what we considered lofty market expectations for many Chinese companies. As such, we have found relatively less value in China, resulting in a significant underweight relative to the benchmark. In recent quarters, this underweight has contributed positively to our relative performance.

Unsurprising in a time where fear drives investor sentiment, emerging-market equities continue to appear attractive, with the MSCI Emerging Markets Index trading at 1.4x price-to-book ratio as of March 31 — a level we’ve observed few times in the last two decades. However, as undervalued as we believe the asset class remains as a whole, it is important to note that not all areas are appealing. With the diversity of emerging-market companies and their varying fundamental strengths, “simply being there” is not the best way to access opportunities within the asset class. Rather, it is our view that investors can be best served by applying a selective, flexible investment approach that an actively managed strategy, such as the Brandes Emerging Markets Value Fund, offers.

Thank you for your continued trust.

Sincerely yours,

The Brandes Emerging Markets Investment Committee

Brandes Investment Trust

Brandes Emerging Markets Value Fund

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in large capitalization companies. The Fund may invest in ETFs which are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange on which they trade, which may impact the Fund’s ability to sell its shares.

Diversification does not guarantee a profit or protect from loss in a declining market.

Current and future portfolio holdings are subject to risk.

Margin Compression:  A decrease in a company’s operating margin (operating margin = operating income divided by sales).

Price/Book:  Price per share divided by book value per share.

Tangible Book Value:  Book value minus intangible assets (e.g., goodwill).

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Brandes Emerging Markets Value Fund

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI Brazil Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. With 67 constituents, the index covers about 85% of the Brazilian equity universe.

The MSCI Emerging Markets Index with gross dividends measures equity market performance of emerging markets.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Brandes Emerging Markets Value Fund is distributed by ALPS Distributors, LLC.

Brandes Emerging Markets Value Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Emerging Markets Value Fund – Class I from March 31, 2006 to March 31, 2016 and in the Morgan Stanley Emerging Markets Index for the same period.

Value of $100,000 Investment vs Morgan Stanley Capital Emerging Markets Index (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2016**
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Emerging Markets Value Fund
Class A	-3.83%	-4.19%	4.39%	6.85%
Class A (with maximum sales charge)	-9.36%	-5.32%	3.78%	6.53%
Class C*	-4.48%	-4.86%	3.62%	6.06%
Class I	-3.50%	-3.93%	4.65%	7.12%
Morgan Stanley Capital International Emerging Markets Index	-11.70%	-3.80%	3.34%	5.70%

(1)	The inception date is August 20, 1996.

*	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.

**	Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Emerging Markets Value Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Brandes Emerging Markets Value Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

March 31, 2016 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes International Small Cap Equity Fund

Dear Fellow Investor,

After moving generally higher in the fourth quarter of 2015, equity markets worldwide gave up some of their gains in the first quarter of 2016 to close the period with mixed performance. Optimism over the U.S. economy’s resilience took a back seat to worries over slowing growth elsewhere in the world, falling oil prices, as well as the ramifications of negative interest rates in some parts of Europe and Japan. Adding to the list were uncertainties surrounding the U.S. presidential election cycle.

Monetary policy outside the United States remained accommodative. The European Central Bank announced more interest-rate cuts, bond purchases and a potential lender subsidy to combat the threat of deflation and jump start growth. In Japan, the government is expected to announce additional stimulus measures to help counter the effects of sluggish consumption and China’s economic slowdown.

Following a volatile period, emerging markets recorded gains, with Brazilian equities among the top performers even as the country remained mired in political instability amid President Dilma Rousseff’s potential impeachment and former President Lula da Silva’s return to the limelight. Additionally, oil-price stabilization helped equities of oil exporters such as Russia.

Against this backdrop, the net asset value of the Brandes International Small Cap Equity Fund (Class I Shares) advanced 7.91% in the six months ended March 31, 2016. For the same period, the S&P Developed Ex-U.S. SmallCap Index rose 5.76%.

The Fund

During the period, the Fund benefited from investments across a diverse set of countries, sectors and industries.

Allocation to utilities, information technology and consumer staples were noteworthy positive contributors, along with positions in the United Kingdom, India and Brazil. The Brazilian real was one of the best-performing currencies in emerging markets in the first quarter of 2016 and its appreciation vs. the U.S. dollar aided returns.

On an individual security basis, Indian conglomerate Reliance Infrastructure, Canadian wood-based products company Norbord, Brazilian water utility Companhia de Saneamento Básico do Estado de São Paulo (SABESP) and Swiss Micronas Semiconductor helped performance significantly. In December 2015, TDK Corporation, a Japanese multinational electronics company, announced an all-cash public tender offer for Micronas that was priced at a 60% premium to its publicly traded market value. We accepted the cash offer as it approximated our estimate of the company’s intrinsic value.

Meanwhile, allocations to financials, health care and industrials weighed on relative performance, as did a lack of exposure to Australia. Holdings that detracted from

Brandes International Small Cap Equity Fund

returns included U.K.-based banknotes printing company De la Rue and real-estate services provider LSL Property Services, as well as Japanese Hyakugo Bank.

The Small-Cap Investment Committee exited a number of positions in the period. In addition to the aforementioned Micronas Semiconductor, holdings divested included Danish pharmaceutical firm H. Lundbeck, Italian utility Iren and British marketing services company Chime Communications. The investment committee also sold the Fund’s position in U.K.-based temporary power provider APR Energy, whose acquisition by a group of private equity firms was completed in February.

Additionally, the investment committee took advantage of volatile markets to initiate positions in companies which, based on our analysis, exhibited attractive prices relative to their intrinsic value estimates. New purchases included Japanese leisure products company Sega Sammy Holdings, Hachijuni Bank and consumer electronics company Funai Electric.

Some investors may associate the Sega Sammy name with the Sega home video game console, which peaked in popularity in the 1990s. While the video-game business remains a part of Sega Sammy, the company’s largest segment is the manufacturing and sale of pachinko (pinball) and pachislot (slot) machines in Japan. Pachinko and pachislot parlors can be found all over Japan and are the largest platform for gambling as these parlors are structured in a way to get around the country’s anti-gambling laws. The first commercial pachinko parlor opened in 1948 and Sega Sammy estimated equipment sales in Japan to be about $9.7 billion in 2014.

Sega Sammy has been facing operational issues, which we believe have been more than accounted for in its market price. Recent earnings have been lower than the last several years. This is partly due to lower hardware sales in the pachinko segment, as well as restructuring and investment in the entertainment segment (e.g., video games). We believe both of these issues are temporary in nature and not necessarily indicative of the prospects for the company. Moreover, Sega Sammy has invested significant capital in two resorts in Korea, which have yet to contribute to earnings.

We appreciate that more than half of Sega Sammy’s market capitalization consists of cash and investments, providing a solid floor to company valuation, in our opinion. Adjusting for the excess cash and investments, the company’s operations traded at less than 13x depressed earnings as of March 31 — a level that we considered attractive. Weighing the company’s strengths against its challenges, we believe Sega Sammy provides an appealing risk/reward proposition to long-term investors.

As of March 31, holdings in Japan, the United Kingdom and emerging-market countries accounted for the Fund’s largest weightings from a regional perspective.

Brandes International Small Cap Equity Fund

From a sector standpoint, the Fund held its key overweights vs. the benchmark in consumer staples and utilities, and its key underweights in financials and materials. Additionally, the Fund had no allocation to the energy sector as of March 31.

Outlook

We like to say that international small-cap equities represent a big pond with a lot of “fish” and yet few “fishermen” — in our opinion an ideal environment for active stock pickers. Launched in 1996, the Brandes International Small Cap Equity Fund is one of only 13 actively managed international small-cap value funds with a track record over 10 years.* We are highly familiar with the investing dynamics of the international small-cap space and with the business model of each of our holdings.

Although we cannot predict how the international small-cap equity market will move over the coming years, we remain committed to our style of patient, long-term investing. Over the past year or so, the Fund’s cash level has drifted up. Our mandate is to generally be fully invested, although we do have some flexibility as market conditions warrant. We believe now is one of those times to remain selective and patient as we await new value opportunities.

Looking ahead, we are excited about the prospects of the Fund. As always, thank you for your continued trust.

Sincerely yours,

The Brandes Small-Cap Investment Committee

Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall. Investments in small and medium capitalization companies tend to have limited liquidity and greater price

*	Source: Morningstar as of 12/31/2015; excludes Index Funds.

Brandes International Small Cap Equity Fund

volatility than investments in large capitalization companies. The Fund may invest in ETFs which are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange on which they trade, which may impact the Fund’s ability to sell its shares.

Diversification does not guarantee a profit or protect from loss in a declining market.

Current and future portfolio holdings are subject to risk.

Margin Compression:  A decrease in a company’s operating margin (operating margin = operating income divided by sales).

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The S&P Developed Ex-U.S. SmallCap Index with gross dividends measures the equity performance of small capitalization companies from developed markets around the world, excluding the United States.

The MSCI Brazil Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. With 67 constituents, the index covers about 85% of the Brazilian equity universe.

The MSCI Europe Index with net dividends measures equity market performance of developed markets in Europe.

The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. With 318 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

One cannot invest directly in an index.

The Brandes International Small Cap Equity Fund is distributed by ALPS Distributors, LLC.

Brandes International Small Cap Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Small Cap Fund – Class I from March 31, 2006 to March 31, 2016 and in the S&P Developed Small Cap – Excluding U.S. Index for the same period.

Value of $100,000 Investment vs S&P Developed

Small Cap – Ex. U.S. Index (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2016**
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes International Small Cap Fund
Class A	5.23%	6.94%	6.25%	10.04%
Class A (with maximum sales charge)	-0.82%	5.68%	5.62%	9.71%
Class C*	4.48%	6.16%	5.46%	9.22%
Class I	5.44%	7.18%	6.50%	10.31%
S&P Developed Small Cap Ex. U.S. Index	1.96%	4.69%	4.19%	6.72%

(1)	The inception date is August 19, 1996.

*	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.

**	Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes International Small Cap Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Brandes International Small Cap Equity Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

March 31, 2016 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Core Plus Fixed Income Fund

Dear Fellow Investor,

Amid an assortment of concerns that influenced the U.S. fixed-income market in the six months ended March 31, 2016, three main themes stood out: 1) implications and breadth of the Federal Reserve’s interest-rate policy; 2) heightened volatility amid rising risk aversion; and 3) scarce market liquidity.

After seven years of a near-zero interest-rate policy, the Fed raised the federal funds rate by 0.25% in December. The increase was the first in nine years, and signaled the beginning of what the Fed hopes to be a normalization of policy after years of emergency and historically unprecedented measures. Fed guidance, however, suggested that the rate hike, which marked the sixth tightening cycle since 1979, will be slow and gradual. The markets appeared to have priced in two rate hikes over the course of 2016.

Investors also grappled with the specter of a potential U.S. recession, slowing growth in China and falling commodity prices. Central banks around the world were out in force attempting to stimulate an anemic global economy. The Bank of China lowered its reserve requirement ratio to free up capital for lending. The Bank of Japan and European Central Bank (ECB) lowered interest rates to negative territory. The ECB also announced it would begin to purchase nonbank investment-grade corporate bonds as part of its monthly asset purchase plan. Meanwhile, the Fed took a pass at raising rates twice, at both its January and March meetings.

In this environment, we saw credit spreads start to move wider in late 2015 following a relatively long stretch of benign volatility. This trend accelerated in early 2016.

Another big story was the liquidity squeeze in the bond market, as demonstrated by the sharp selloff in high-yield securities in the fourth quarter of 2015, when investors sold bonds with the lowest credit quality. The weakness in the lowest-quality tier of the market eventually spread to the broader high-yield and investment-grade sectors. Sharp high-yield fund outflows combined with poor liquidity resulted in many large gap-downs in bond pricing. The redemption freeze at two distressed credit funds toward yearend 2015 brought out comparisons to Bear Stearns closing two mortgage-backed security (MBS) funds in 2007.1

The risk-off sentiment for the most part of the six-month period permeated the fixed-income markets and propelled investors to seek safety in U.S. Treasury securities, sending interest rates toward multi-year lows.

[1]	Bloomberg 12/15/15: Third Avenue, Stone Lion Capital Spark Memories of ’08: Analysis ‘Contagion’ is back on the worry list.

Brandes Core Plus Fixed Income Fund

The Fund

The Brandes Core Plus Fixed Income Fund (Class I Shares) gained 1.15% during the six months ended March 31, 2016, while its benchmark, the Barclays U.S. Aggregate Bond Index, returned 2.44%.

The largest negative contributors were holdings in the energy sector. The largest individual detractor was our holding in Chesapeake Energy.

Chesapeake is the second-largest natural gas producer in North America. The company replaced its free-spending CEO, Aubrey McClendon, in June 2013 with an accomplished executive from Anadarko Petroleum, Doug Lawler. The new CEO has made it a priority to emphasize corporate discipline with an eye toward improving the company’s stretched balance sheet. The early results were positive with the company able to reduce debt, keep spending levels within budget and reduce headcount.

Oil and natural gas prices dropped sharply during the quarter due to an oversupplied market, the unseasonably warm start to the winter season and the continued global economic malaise. Additionally, oil and gas companies such as Chesapeake effectively have to mark their reserves to market (through PV-10 calculation; see explanation on page 4) based on current oil and natural gas prices. The drop in prices has resulted in a large re-calculation of the company’s asset value to below the value of its outstanding debt. Bond prices reacted swiftly to the new asset coverage.

After a significant drop in bond prices, Chesapeake commenced an exchange offer in an effort to bolster liquidity and reduce outstanding long-term debt. The company was able to place a new second-lien security through a tender offer for existing unsecured notes which resulted in a debt reduction of approximately $1.5 billion.

Chesapeake appears to have a visible liquidity runway until late 2017/early 2018 at current natural gas and oil prices. The company needs a recovery in energy prices or execution of some asset sales in the next two years to avoid becoming a likely bankruptcy candidate. The company has survived a number of near-collapses in the late 1990s, 2008 and 2012 in part due to creative financing and ability to execute asset sales. Prior asset sales have generally been above book value due in large part to the quality of the acreage positions, as Chesapeake has been involved in almost every U.S. major resource play. The company also has a large amount of “unproven reserves.” The market currently assigns a value of zero to this land based on current energy prices and an oversupplied market, but if we see an upward move in energy prices, this land could have meaningful value.

Brandes Core Plus Fixed Income Fund

Industry capital expenditures (capex) were meaningfully lower in 2015 and Moody’s forecasts 2016 capex to be down an additional 20% to 25% in 20162 as a result of lower prices, which should eventually have an impact on the oversupply.

In summary, there is a wide range of outcomes for Chesapeake bonds. If there is no recovery in energy prices over the next two years, the company likely becomes a bankruptcy candidate and recoveries on unsecured bonds could be close to current market prices, in our view. A modest recovery in energy prices or a few well-executed asset sales should yield positive cash flow and bonds that mature at par. Based on likely supply cuts in 2016 and Chesapeake’s historically valuable and severable acreage holdings, we believe the risk/return tradeoff is now in the bondholder’s favor and we added to our position in Chesapeake in the period.

During the fourth quarter of 2015 and into the first quarter of 2016 we initiated positions in several companies in the energy sector, which in our view have meaningful coverage of their outstanding debt through their tangible assets. Essentially, we believe these companies have the balance sheet strength to weather a protracted downturn in energy prices.

Many of these bonds contributed to the Fund’s underperformance toward the end of 2015, as we were early, in retrospect, to initiate positions. However, the continued credit-spread widening in the early part of 2016 enabled us to build larger positions in what we view as strong, mispriced credits, such as ExxonMobil, British Petroleum and Occidental Petroleum.

Duration was set toward the lower end of our duration controlled band. This positioning modestly detracted from relative performance as interest rates not only remained stubbornly low, but fell further to multi-year lows during the period.

The Fund received positive contributions from holdings in electric utilities and credits in the building products and paper industries.

During the period, we took advantage of the widening of credit spreads to increase weightings in a number of securities at what we considered attractive prices and yields. As mentioned earlier, we added to a few positions in the energy sector. In addition, we added to our existing holdings in ADT Corp. and Tesco Plc.

We took advantage of the relative weakness of agency mortgage backed securities (MBS) in early 2016 to increase our allocation. We have been underweight agency MBS for the past several years due to what we believe was a large supply-demand imbalance in this sector, with the Fed purchasing an enormous amount of supply either through outright purchases or, more recently, continued reinvestment coupons and principal repayments. The agency MBS sector lagged the

[2]	Oil and Gas Journal 1/4/16: Moody’s: Firms to see constrained spending, heightened risk in 2016 http://www.ogj.com/articles/2016/01/moody-s-firms-to-see-constrained-spending-heightened-risk-in-2016.html

Brandes Core Plus Fixed Income Fund

performance of virtually every taxable fixed-income sector during the first quarter. While we added agency MBS to the fund during the quarter, we remain underweight relative to the benchmark.

We also initiated positions in homebuilders Toll Brothers Corp (4.875% coupon rate, maturing November 2025 and rated Ba1/BB+) and PulteGroup Inc. (5.50% coupon rate, maturing March 2026 and rated Ba1/BB+). We had owned bonds from Toll Brothers and Pulte in the past. In fact, we first purchased bonds from both Toll Brothers and Pulte in the 2007/2008 period. We held our Toll Brothers bond until it matured in November 2015, while our Pulte security purchased during that time frame is set to mature in early May.

Finally, we purchased Sprint Communications (9.00% coupon rate, maturing November 2018 and rated B1/BB). This particular issue from Sprint is a senior unsecured note, but is guaranteed by all of its subsidiaries; it is one of two such notes in the company’s debt complex and is the nearest maturity guaranteed note. Therefore, it is effectively structurally senior to other Sprint senior unsecured notes. Sprint is also 80% owned by Softbank, a Japanese telecommunications company. Sprint is one of the largest issuers in the high-yield market. The company’s bond price declined in the quarter, and based on our observations during the latest bout of market illiquidity and resulting volatility, many investors sell what they can rather than what they want. We believe this $3-billion issue of Sprint provides a good example of the current trading environment. In our view, this security has good asset coverage based on Sprint’s wireless spectrum holdings and good support from Softbank, which is a higher-rated credit. Therefore, we believe that we were able to establish a position in Sprint at an attractive yield relative to the underlying credit fundamentals.

Outlook

On balance, we are positioned defensively, but have started to find more opportunities that we believe can deliver long-term value. We maintain a strong preference for asset-rich credits.

For the remainder of 2016, we would not be surprised to see the market operate in fits and starts. Each bout of volatility has appeared to bring an outsized reaction relative to past behavior. We believe a good deal of this is attributable to the market’s liquidity challenges. In this environment, the Brandes fixed-income team will continue to adhere to a measured and deliberate approach to security selection, while selectively looking to add mispriced yield. We are positioned with ample dry powder to pursue potential mispricing opportunities, ready to act if company fundamentals disengage from their market price.

Brandes Core Plus Fixed Income Fund

We believe that a careful path remains the most prudent approach for protecting capital and adding value to client portfolios over the coming years.

Sincerely yours,

The Brandes Fixed-Income Investment Committee

Brandes Investment Trust

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. As with most fixed income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies may experience substantial fluctuations or steady devaluation relative to the U.S. dollar. Mortgage-related securities are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, when holding mortgage-related securities in a period of rising interest rates, the Fund may exhibit additional volatility. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

Brandes Core Plus Fixed Income Fund

Asset coverage:  A company’s ability to cover debt obligations with its assets after all liabilities have been satisfied. Source: Investopedia.com

Dry powder:  Securities considered to be dry powder could be Treasuries, or other fixed income investments, and can be liquidated on short notice, in order to provide emergency operational funding or allow an investor to purchase assets.

Duration:  The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Federal funds rate:  The interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight.

Gap down:  A situation in which a security’s opening price is lower than the previous day’s closing price.

Margin of safety:  The discount of a security’s market price to what the firm believes is the intrinsic value of that security.

PV 10:  Present value of estimated future oil and gas revenues, net of estimated direct expenses, discounted at an annual discount rate of 10%. This nomenclature is most commonly used in the energy industry, and is used to estimate the present value of a company’s proved oil and gas reserves. Source: Investopedia.com

Risk off:  Refers to an investment setting in which price behavior responds to, and is driven by, changes in investor risk tolerance. During periods when risk is perceived as low, risk-on risk-off theory states that investors tend to engage in higher-risk investments. Source: Investopedia.com

Yield:  annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

There is no assurance that a forecast will be accurate. Because of the many variables involved, an investor should not rely on forecasts without realizing their limitations.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s or Moody’s. The service evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Brandes Core Plus Fixed Income Fund

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.

Please note that all indices are unmanaged are not available for direct investment.

The Brandes Core Plus Fixed Income Fund is distributed by ALPS Distributors, LLC.

Brandes Core Plus Fixed Income Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Core Plus Fixed Income Fund – Class I from its inception (December 28, 2007) to March 31, 2016 and in the Barclays Capital U.S. Aggregate Index for the same period.

Value of $100,000 Investment vs Barclays Capital U.S. Aggregate Index (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2016
	One Year	Three Years	Five Years	Since Inception(1)
Brandes Core Plus Fixed Income Fund
Class A*	0.32%	1.65%	3.53%	3.86%
Class A* (with maximum sales charge)	-3.41%	0.35%	2.74%	3.38%
Class E*	0.34%	1.77%	3.73%	3.97%
Class I	0.57%	1.97%	3.89%	4.16%
Barclays Capital U.S. Aggregate Index	1.96%	2.50%	3.78%	4.52%

(1)	The inception date is December 28, 2007.

*	Performance shown prior to January 31, 2013 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to May 28, 2008 for Class E shares reflects the performance of Class I shares adjusted to reflect Class E expenses.

Brandes Core Plus Fixed Income Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

March 31, 2016 (Unaudited)

Brandes Credit Focus Yield Fund

Dear Fellow Investor,

Amid an assortment of concerns that influenced the U.S. fixed-income market in the six months ended March 31, 2016, three main themes stood out: 1) implications and breadth of the Federal Reserve’s interest-rate policy; 2) heightened volatility amid rising risk aversion; and 3) scarce market liquidity.

After seven years of a near-zero interest-rate policy, the Fed raised the federal funds rate by 0.25% in December. The increase was the first in nine years, and signaled the beginning of what the Fed hopes to be a normalization of policy after years of emergency and historically unprecedented measures. Fed guidance, however, suggested that the rate hike, which marked the sixth tightening cycle since 1979, will be slow and gradual. The markets appeared to have priced in two rate hikes over the course of 2016.

Investors also grappled with the specter of a potential U.S. recession, slowing growth in China and falling commodity prices. Central banks around the world were out in force attempting to stimulate an anemic global economy. The Bank of China lowered its reserve requirement ratio to free up capital for lending. The Bank of Japan and European Central Bank (ECB) lowered interest rates to negative territory. The ECB also announced it would begin to purchase nonbank investment-grade corporate bonds as part of its monthly asset purchase plan. Meanwhile, the Fed took a pass at raising rates twice, at both its January and March meetings.

In this environment, we saw credit spreads start to move wider in late 2015 following a relatively long stretch of benign volatility. This trend accelerated in early 2016.

Another big story was the liquidity squeeze in the bond market, as demonstrated by the sharp selloff in high-yield securities in the fourth quarter of 2015, when investors sold bonds with the lowest credit quality. The weakness in the lowest-quality tier of the market eventually spread to the broader high-yield and investment-grade sectors. Sharp high-yield fund outflows combined with poor liquidity resulted in many large gap-downs in bond pricing. The redemption freeze at two distressed credit funds toward yearend 2015 brought out comparisons to Bear Stearns closing two mortgage-backed security (MBS) funds in 2007.1

The risk-off sentiment for the most part of the six-month period permeated the fixed-income markets and propelled investors to seek safety in U.S. Treasury securities, sending interest rates toward multi-year lows.

[1]	Bloomberg 12/15/15: Third Avenue, Stone Lion Capital Spark Memories of ’08: Analysis ‘Contagion’ is back on the worry list.

Brandes Credit Focus Yield Fund

The Fund

The Brandes Credit Focus Yield Fund (Class I Shares) gained 0.29% during the six months ended March 31, 2016, while its benchmark, the Barclays U.S. Intermediate Credit Bond Index, returned 2.23%.

The largest negative contributors were holdings in the energy sector. The largest individual detractor was our holding in Chesapeake Energy.

Chesapeake is the second-largest natural gas producer in North America. The company replaced its free-spending CEO, Aubrey McClendon, in June 2013 with an accomplished executive from Anadarko Petroleum, Doug Lawler. The new CEO has made it a priority to emphasize corporate discipline with an eye toward improving the company’s stretched balance sheet. The early results were positive with the company able to reduce debt, keep spending levels within budget and reduce headcount.

Oil and natural gas prices dropped sharply during the quarter due to an oversupplied market, the unseasonably warm start to the winter season and the continued global economic malaise. Additionally, oil and gas companies such as Chesapeake effectively have to mark their reserves to market (through PV-10 calculation; see explanation on page 4) based on current oil and natural gas prices. The drop in prices has resulted in a large re-calculation of the company’s asset value to below the value of its outstanding debt. Bond prices reacted swiftly to the new asset coverage.

After a significant drop in bond prices, Chesapeake commenced an exchange offer in an effort to bolster liquidity and reduce outstanding long-term debt. The company was able to place a new second-lien security through a tender offer for existing unsecured notes which resulted in a debt reduction of approximately $1.5 billion.

Chesapeake appears to have a visible liquidity runway until late 2017/early 2018 at current natural gas and oil prices. The company needs a recovery in energy prices or execution of some asset sales in the next two years to avoid becoming a likely bankruptcy candidate. The company has survived a number of near-collapses in the late 1990s, 2008 and 2012 in part due to creative financing and ability to execute asset sales. Prior asset sales have generally been above book value due in large part to the quality of the acreage positions, as Chesapeake has been involved in almost every U.S. major resource play. The company also has a large amount of “unproven reserves.” The market currently assigns a value of zero to this land based on current energy prices and an oversupplied market, but if we see an upward move in energy prices, this land could have meaningful value.

Brandes Credit Focus Yield Fund

Industry capital expenditures (capex) were meaningfully lower in 2015 and Moody’s forecasts 2016 capex to be down an additional 20% to 25% in 20162 as a result of lower prices, which should eventually have an impact on the oversupply.

In summary, there is a wide range of outcomes for Chesapeake bonds. If there is no recovery in energy prices over the next two years, the company likely becomes a bankruptcy candidate and recoveries on unsecured bonds could be close to current market prices, in our view. A modest recovery in energy prices or a few well-executed asset sales should yield positive cash flow and bonds that mature at par. Based on likely supply cuts in 2016 and Chesapeake’s historically valuable and severable acreage holdings, we believe the risk/return tradeoff is now in the bondholder’s favor and we added to our position in Chesapeake in the period.

During the fourth quarter of 2015 and into the first quarter of 2016 we initiated positions in several companies in the energy sector, which in our view have meaningful coverage of their outstanding debt through their tangible assets. Essentially, we believe these companies have the balance sheet strength to weather a protracted downturn in energy prices.

Many of these bonds contributed to the Fund’s underperformance toward the end of 2015, as we were early, in retrospect, to initiate positions. However, the continued credit-spread widening in the early part of 2016 enabled us to build larger positions in what we view as strong, mispriced credits, such as ExxonMobil, British Petroleum and Occidental Petroleum.

Duration was set toward the lower end of our duration controlled band. This positioning modestly detracted from relative performance as interest rates not only remained stubbornly low, but fell further to multi-year lows during the period.

The Fund received positive contributions from holdings in electric utilities and credits in the building products and paper industries.

During the period, we took advantage of the widening of credit spreads to increase weightings in a number of securities at what we considered attractive prices and yields. As mentioned earlier, we added to a few positions in the energy sector. In addition, we added to our existing holdings in ADT Corp. and Tesco Plc.

We also initiated positions in homebuilders Toll Brothers Corp (4.875% coupon rate, maturing November 2025 and rated Ba1/BB+) and PulteGroup Inc. (5.50% coupon rate, maturing March 2026 and rated Ba1/BB+). We had owned bonds from Toll Brothers and Pulte in the past. In fact, we first purchased bonds from both Toll Brothers and Pulte in the 2007/2008 period. We held our Toll Brothers

[2]	Oil and Gas Journal 1/4/16: Moody’s: Firms to see constrained spending, heightened risk in 2016 http://www.ogj.com/articles/2016/01/moody-s-firms-to-see-constrained-spending-heightened-risk-in-2016.html

Brandes Credit Focus Yield Fund

bond until it matured in November 2015, while our Pulte security purchased during that time frame is set to mature in early May.

Finally, we purchased Sprint Communications (9.00% coupon rate, maturing November 2018 and rated B1/BB). This particular issue from Sprint is a senior unsecured note, but is guaranteed by all of its subsidiaries; it is one of two such notes in the company’s debt complex and is the nearest maturity guaranteed note. Therefore, it is effectively structurally senior to other Sprint senior unsecured notes. Sprint is also 80% owned by Softbank, a Japanese telecommunications company. Sprint is one of the largest issuers in the high-yield market. The company’s bond price declined in the quarter, and based on our observations during the latest bout of market illiquidity and resulting volatility, many investors sell what they can rather than what they want. We believe this $3-billion issue of Sprint provides a good example of the current trading environment. In our view, this security has good asset coverage based on Sprint’s wireless spectrum holdings and good support from Softbank, which is a higher-rated credit. Therefore, we believe that we were able to establish a position in Sprint at an attractive yield relative to the underlying credit fundamentals.

Outlook

On balance, we are positioned defensively, but have started to find more opportunities that we believe can deliver long-term value. We maintain a strong preference for asset-rich credits.

For the remainder of 2016, we would not be surprised to see the market operate in fits and starts. Each bout of volatility has appeared to bring an outsized reaction relative to past behavior. We believe a good deal of this is attributable to the market’s liquidity challenges. In this environment, the Brandes fixed-income team will continue to adhere to a measured and deliberate approach to security selection, while selectively looking to add mispriced yield. We are positioned with ample dry powder to pursue potential mispricing opportunities, ready to act if company fundamentals disengage from their market price.

Brandes Credit Focus Yield Fund

We believe that a careful path remains the most prudent approach for protecting capital and adding value to client portfolios over the coming years.

Sincerely yours,

The Brandes Fixed-Income Investment Committee

Brandes Investment Trust

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. As with most fixed income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies may experience substantial fluctuations or steady devaluation relative to the U.S. dollar. Mortgage-related securities are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, when holding mortgage-related securities in a period of rising interest rates, the Fund may exhibit additional volatility. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

Brandes Credit Focus Yield Fund

Asset coverage:  A company’s ability to cover debt obligations with its assets after all liabilities have been satisfied. Source: Investopedia.com

Dry powder:  Securities considered to be dry powder could be Treasuries, or other fixed income investments, and can be liquidated on short notice, in order to provide emergency operational funding or allow an investor to purchase assets.

Duration:  The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Federal funds rate:  The interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight.

Gap down:  A situation in which a security’s opening price is lower than the previous day’s closing price.

Margin of safety:  The discount of a security’s market price to what the firm believes is the intrinsic value of that security.

PV 10:  Present value of estimated future oil and gas revenues, net of estimated direct expenses, discounted at an annual discount rate of 10%. This nomenclature is most commonly used in the energy industry, and is used to estimate the present value of a company’s proved oil and gas reserves. Source: Investopedia.com

Risk off:  Refers to an investment setting in which price behavior responds to, and is driven by, changes in investor risk tolerance. During periods when risk is perceived as low, risk-on risk-off theory states that investors tend to engage in higher-risk investments. Source: Investopedia.com

Yield:  annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

There is no assurance that a forecast will be accurate. Because of the many variables involved, an investor should not rely on forecasts without realizing their limitations.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s or Moody’s. The service evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Brandes Credit Focus Yield Fund

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Barclays U.S. Intermediate Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related and investment-grade U.S. corporate securities that have remaining maturities of greater than one year and less than ten years. This index is a total return index which reflects the price changes and interest of each bond in the index.

Please note that all indices are unmanaged and are not available for direct investment.

The Brandes Credit Focus Yield Fund is distributed by ALPS Distributors, LLC.

Brandes Credit Focus Yield Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Credit Focus Yield Fund – Class I from March 31, 2006 to March 31, 2016 as compared with the Barclays Capital U.S. Intermediate Credit Index for the same period.

Value of $100,000 Investment vs Barclays Capital U.S. Intermediate Credit Index (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2016**
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Credit Focus Yield Fund
Class A*	-1.50%	2.90%	3.84%	5.38%
Class A* (with maximum sales charge)	-5.18%	2.11%	3.44%	5.12%
Class I	-1.35%	3.18%	4.12%	5.65%
Barclays Capital U.S. Intermediate Credit Index	1.82%	3.98%	5.16%	5.70%

(1)	The inception date is June 29, 2000.

*	Performance shown prior to March 1, 2012 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses.

**	Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Credit Focus Yield Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Brandes Credit Focus Yield Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

March 31, 2016 (Unaudited)

Brandes Investment Trust

Expense Example (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from each Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class A
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,032.00	1.19%	$6.05
Global Equity Fund	$1,000.00	$997.80	1.25%	$6.24
Global Equity Income Fund	$1,000.00	$1,089.60	1.25%	$6.53
Global Opportunities Value Fund	$1,000.00	$1,056.70	1.40%	$7.20
Emerging Markets Value Fund	$1,000.00	$1,167.50	1.37%	$7.42
International Small Cap Fund	$1,000.00	$1,078.80	1.31%	$6.81
Core Plus Fixed Income Fund	$1,000.00	$1,011.30	0.70%	$3.52
Credit Focus Yield Fund**	$1,000.00	$1,002.70	0.92%	$4.61

	Class C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,028.00	1.94%	$9.84
Global Equity Fund	$1,000.00	$994.10	2.00%	$9.97
Global Equity Income Fund	$1,000.00	$1,083.80	2.00%	$10.42
Global Opportunities Value Fund	$1,000.00	$1,054.00	2.15%	$11.04
Emerging Markets Value Fund	$1,000.00	$1,162.60	2.12%	$11.46
International Small Cap Fund	$1,000.00	$1,074.60	2.06%	$10.68

Brandes Investment Trust

	Class E
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,031.80	1.18%	$5.99
Global Equity Fund	$1,000.00	$998.30	1.25%	$6.24
Core Plus Fixed Income Fund	$1,000.00	$1,011.40	0.70%	$3.52

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,033.00	1.00%	$5.08
Global Equity Fund	$1,000.00	$999.50	1.00%	$5.00
Global Equity Income Fund	$1,000.00	$1,088.80	1.00%	$5.22
Global Opportunities Value Fund	$1,000.00	$1,058.50	1.15%	$5.92
Emerging Markets Value Fund	$1,000.00	$1,169.70	1.12%	$6.08
International Small Cap Fund	$1,000.00	$1,079.10	1.15%	$5.98
Core Plus Fixed Income Fund	$1,000.00	$1,011.50	0.50%	$2.51
Credit Focus Yield Fund**	$1,000.00	$1,002.90	0.67%	$3.35

	Class R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,064.80	0.82%	$1.34

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brandes Investment Fund

	Class A
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,019.05	1.19%	$6.01
Global Equity Fund	$1,000.00	$1,018.75	1.25%	$6.31
Global Equity Income Fund	$1,000.00	$1,018.75	1.25%	$6.31
Global Opportunities Value Fund	$1,000.00	$1,018.00	1.40%	$7.06
Emerging Markets Value Fund	$1,000.00	$1,018.15	1.37%	$6.91
International Small Cap Fund	$1,000.00	$1,018.45	1.31%	$6.61
Core Plus Fixed Income Fund	$1,000.00	$1,021.50	0.70%	$3.54
Credit Focus Yield Fund**	$1,000.00	$1,020.75	0.92%	$4.65

	Class C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,015.30	1.94%	$9.77
Global Equity Fund	$1,000.00	$1,015.00	2.00%	$10.08
Global Equity Income Fund	$1,000.00	$1,015.00	2.00%	$10.08
Global Opportunities Value Fund	$1,000.00	$1,014.25	2.15%	$10.83
Emerging Markets Value Fund	$1,000.00	$1,014.40	2.12%	$10.68
International Small Cap Fund	$1,000.00	$1,014.70	2.06%	$10.38

	Class E
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,019.10	1.18%	$5.96
Global Equity Fund	$1,000.00	$1,018.75	1.25%	$6.31
Core Plus Fixed Income Fund	$1,000.00	$1,021.50	0.70%	$3.54

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,020.00	1.00%	$5.05
Global Equity Fund	$1,000.00	$1,020.00	1.00%	$5.05
Global Equity Income Fund	$1,000.00	$1,020.00	1.00%	$5.05
Global Opportunities Value Fund	$1,000.00	$1,019.25	1.15%	$5.81
Emerging Markets Value Fund	$1,000.00	$1,019.40	1.12%	$5.65
International Small Cap Fund	$1,000.00	$1,019.25	1.15%	$5.81
Core Plus Fixed Income Fund	$1,000.00	$1,022.50	0.50%	$2.53
Credit Focus Yield Fund**	$1,000.00	$1,022.00	0.67%	$3.39

Brandes Investment Fund

	Class R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,023.70	0.82%	$4.15

*	Expenses are equal to the Funds’ expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The R6 share class of the International Equity Fund commenced operations on February 1, 2016. Actual expenses for this share class are equal to the Fund’s expense ratio for the period multiplied by the average account value over the period, multiplied by 60/366.

**	Effective February 1, 2016, the Credit Focus Yield Fund reduced the expense cap on Classes A and I by 0.10%.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited)

Shares		Value
COMMON STOCKS – 88.70%
Austria – 1.22%
274,442	Erste Group Bank AG(a)	$7,702,792

Brazil – 4.98%
151,748	Banco Santander Brasil SA – ADR	705,628
1,266,600	Centrais Electricas Brasileiras(a)	2,328,432
1,223,030	Centrais Electricas Brasileiras Sponsored – ADR(a)	2,176,993
734,211	Companhia de Saneamento Basico	4,872,074
361,080	Embraer SA – ADR	9,518,069
2,580,800	Petrol Brasileiros(a)	5,914,311
379,600	Tim Participacoes	839,298
460,334	Tim Participacoes SA – ADR	5,091,294

		31,446,099

China – 1.02%
580,500	China Mobile Ltd.	6,429,020

France – 13.94%
408,888	Carrefour SA	11,233,470
228,506	Compagnie De Saint – Gobain	10,036,969
1,213,357	Engie	18,799,325
603,619	Orange SA	10,540,970
71,048	Publicis Groupe SA	4,981,972
45,970	Renault SA	4,568,396
217,091	Sanofi	17,453,245
165,508	Schneider Electric	10,430,418

		88,044,765

Hong Kong – 1.42%
12,046,000	First Pacific Co. Ltd.	8,994,240

Ireland – 2.71%
265,723	CRH Plc	7,496,997
81,325	Willis Towers Watson	9,650,025

		17,147,022

Italy – 4.54%
1,070,115	ENI SpA	16,161,655
237,275	Italcementi Fabbriche Riunite Cemento SpA	2,780,957

Shares		Value
8,304,250	Telecom Italia SpA	$7,267,610
2,281,374	Telecom Italia SpA(a)	2,458,916

		28,669,138

Japan – 17.25%
322,600	Canon, Inc.	9,620,885
484,400	Dai Nippon Printing Co. Ltd.	4,298,618
611,202	Daiichi Sankyo Co. Ltd.	13,565,715
504,500	Honda Motor Co. Ltd.	13,793,584
485,900	Mitsubishi Tanabe Pharma Corp.	8,442,825
1,486,100	Mitsubishi UFJ Financial Group, Inc.	6,886,001
347,899	MS&AD Insurance Group Holdings	9,696,385
1,595,100	Nissan Motor Co. Ltd.	14,747,092
2,447,000	Sumitomo Mitsui Trust Holdings, Inc.	7,163,546
156,800	Taisho Pharmaceutical Co. Ltd.	12,427,205
182,900	Takeda Pharmaceutical Co. Ltd.	8,338,515

		108,980,371

Mexico – 1.93%
1,673,240	Cemex SAB de CV – ADR(a)	12,181,187

Netherlands – 1.72%
1,980,260	Aegon NV	10,883,115

Russia – 3.39%
2,433,900	Gazprom OAO	5,348,914
232,913	Lukoil Oil Company	9,082,103
181,503	Lukoil Oil Company – ADR	7,015,091

		21,446,108

South Korea – 5.84%
407,418	Hana Financial Group, Inc.	8,839,666
75,540	Hyundai Mobis Co. Ltd.	16,458,486
60,746	POSCO	11,587,790

		36,885,942

The accompanying notes are an integral part of these Schedule of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

Shares		Value
Spain – 1.55%
870,239	Repsol SA	$9,784,939

Sweden – 1.68%
1,059,104	LM Ericsson Telefon AB – Class B	10,604,497

Switzerland – 5.14%
743,778	Credit Suisse Group	10,503,599
62,955	Swatch Group	4,236,166
15,159	Swatch Group Ltd. Bearer	5,229,988
43,542	Swiss Resources AG	4,020,654
528,137	UBS Group AG	8,495,631

		32,486,038

United Kingdom – 20.37%
3,005,093	Barclays Plc	6,450,712
3,061,806	BP Plc	15,319,281
2,866,862	G4S Plc	7,822,964
1,227,004	GlaxoSmithKline Plc	24,838,478
1,248,636	HSBC Holdings Plc	7,765,197
2,623,100	J. Sainsbury Plc	10,394,500
1,710,302	Kingfisher Plc	9,224,643

Shares		Value
1,817,505	Marks & Spencer Group Plc	$10,591,197
5,840,981	Tesco Plc(a)	16,042,119
7,117,891	WM. Morrison Supermarkets Plc	20,270,788

		128,719,879

TOTAL COMMON STOCKS (Cost $649,776,508)		$560,405,152

PREFERRED STOCKS – 3.83%
Brazil – 2.60%
1,171,744	Petroleo Brasileiro Sponsored – ADR(a)	$5,308,000
626,500	Telefonica Brasil SA	7,840,724
262,163	Telefonica Brasil SA Sponsored – ADR	3,274,416

		16,423,140

Russia – 1.23%
11,646,070	Surgutneftegaz OJSC	7,789,742

TOTAL PREFERRED STOCKS (Cost $25,542,787)		$24,212,882

	Principal Amount	Value
REPURCHASE AGREEMENTS – 6.43%
State Street Bank and Trust Repurchase Agreement, (Dated 03/31/16), due 04/01/16, 0.01% [Collateralized by $40,855,000 US Treasury Note, 1.75%, 01/31/23, (Market Value $41,416,756)] (proceeds $40,603,747)	$40,603,736	$40,603,736

TOTAL REPURCHASE AGREEMENTS (Cost $40,603,736)		$40,603,736

Total Investments (Cost $715,923,031) – 98.96%		$625,221,770
Other Assets in Excess of Liabilities – 1.04%		6,571,611

TOTAL NET ASSETS – 100.00%		$631,793,381

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2016 (Unaudited)

COMMON STOCKS
Aerospace & Defense	1.51%
Auto Components	2.61%
Automobiles	5.24%
Banks	7.20%
Building Products	1.59%
Capital Markets	3.01%
Commercial Services & Supplies	1.92%
Communications Equipment	1.68%
Construction Materials	3.55%
Diversified Financial Services	1.42%
Diversified Telecommunication Services	3.21%
Electric Utilities	0.71%
Electrical Equipment	1.65%
Food & Staples Retailing	9.17%
Insurance	5.42%
Media	0.79%
Metals & Mining	1.83%
Multiline Retail	1.68%
Multi-Utilities	2.98%
Oil, Gas & Consumable Fuels	10.86%
Pharmaceuticals	13.46%
Specialty Retail	1.46%
Technology Hardware, Storage & Peripherals	1.52%
Textiles, Apparel & Luxury Goods	1.50%
Water Utilities	0.77%
Wireless Telecommunication Services	1.96%

TOTAL COMMON STOCKS	88.70%

PREFERRED STOCKS
Diversified Telecommunication Services	1.76%
Oil, Gas & Consumable Fuels	2.07%

TOTAL PREFERRED STOCKS	3.83%

REPURCHASE AGREEMENTS	6.43%

TOTAL INVESTMENTS	98.96%
Other Assets in Excess of Liabilities	1.04%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS ), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited)

Shares		Value
COMMON STOCKS – 96.90%
Aerospace & Defense – 2.08%
150,020	Embraer SA	$990,078

Auto Components – 2.34%
5,110	Hyundai Mobis Co. Ltd.	1,113,355

Automobiles – 7.03%
28,700	Honda Motor Co. Ltd.	784,690
9,981	Hyundai Motor Co.	1,332,029
132,300	Nissan Motor Co. Ltd.	1,223,146

		3,339,865

Banks – 10.66%
58,097	Bank of America Corp.	785,472
189,421	Barclays Plc	406,610
29,636	Citigroup, Inc.	1,237,303
23,760	Erste Group Bank AG(a)	666,874
70,073	HSBC Holdings Plc	435,780
9,560	PNC Financial Services Group, Inc.	808,489
14,986	Wells Fargo & Co.	724,723

		5,065,251

Beverages – 1.01%
4,668	PepsiCo, Inc.	478,377

Capital Markets – 7.17%
26,440	Bank of New York Mellon Corp.	973,785
51,870	Credit Suisse Group	732,506
16,478	State Street Corp.	964,293
45,788	UBS Group AG	736,547

		3,407,131

Communications Equipment – 1.70%
80,500	LM Ericsson Telefon AB – Class B	806,023

Construction Materials – 1.58%
26,632	CRH Plc	751,384

Diversified Financial Services – 0.95%
27,894	Leucadia National Corp.	451,046

Diversified Telecommunication Services –1.03%
560,444	Telecom Italia SpA	490,483

Electric Utilities – 1.81%
23,930	Exelon Corp.	858,130

Shares		Value
Electrical Equipment – 4.07%
14,867	Emerson Electric Co.	$808,467
17,834	Schneider Electric	1,123,910

		1,932,377

Electronic Equipment, Instruments & Components – 2.08%
47,263	Corning, Inc.	987,324

Food & Staples Retailing – 6.82%
18,585	Carrefour SA	510,590
219,500	J. Sainsbury Plc	869,808
331,776	Tesco Plc(a)	911,215
332,380	WM. Morrison Supermarkets Plc	946,573

		3,238,186

Health Care Providers & Services – 1.65%
11,388	Express Scripts Holding Co.(a)	782,242

Hotels, Restaurants & Leisure – 1.96%
798,600	Genting Malaysia Berhad	929,100

Insurance – 2.58%
14,230	American International Group, Inc.	769,132
4,929	Swiss Resources AG	455,142

		1,224,274

Multiline Retail – 0.97%
78,900	Marks & Spencer Group Plc	459,776

Multi-Utilities – 2.02%
11,100	Engie Registered Shares(a)(c)	172,283
50,984	Engie	789,928

		962,211

Oil, Gas & Consumable Fuels – 10.37%
11,099	Apache Corp.	541,742
251,604	BP Plc	1,258,862
51,677	ENI SpA	780,464
169,770	Gazprom OAO	373,099
20,962	Lukoil Oil Company –ADR	810,181
44,860	Repsol SA	504,404
14,517	Total SA	660,545

		4,929,297

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

Shares		Value
Pharmaceuticals – 12.80%
42,200	Daiichi Sankyo Co. Ltd.	$936,635
94,000	GlaxoSmithKline Plc	1,902,860
21,071	Merck & Co., Inc.	1,114,867
33,554	Pfizer, Inc.	994,540
14,096	Sanofi	1,133,262

		6,082,164

Semiconductors & Semiconductor Equipment – 0.99%
9,940	Xilinx, Inc.	471,454

Software – 2.74%
23,575	Microsoft Corp.	1,302,047

Technology Hardware, Storage & Peripherals – 4.89%
17,700	Canon, Inc.	527,866
983	Samsung Electronics Co. Ltd.	1,128,098

Shares		Value
14,130	Western Digital Corp.	$667,501

		2,323,465

Tobacco – 1.32%
11,349	Imperial Tobacco Group Plc	628,361

Wireless Telecommunication Services – 4.28%
37,898	America Movil SAB de CV – ADR	588,556
73,500	China Mobile Ltd.	814,010
57,130	Tim Participacoes SA – ADR	631,858

		2,034,424

TOTAL COMMON STOCKS (Cost $46,644,048)		$46,037,825

	Principal Amount	Value
CORPORATE BONDS – 0.65%
Oil, Gas & Consumable Fuels – 0.65%
Chesapeake Energy Corp. 8.000%, 12/15/2022 (Acquired 2/2/16, Cost $239,749)(b)	$626,000	$306,740

TOTAL CORPORATE BONDS (Cost $239,749)		$306,740

REPURCHASE AGREEMENTS – 1.61%
State Street Bank and Trust Repurchase Agreement, (Dated 03/31/16), due 04/01/16, 0.01% [Collateralized by $775,000 US Treasury Note, 1.75%, 01/31/23, (Market Value $785,656)] (proceeds $765,362)	$765,361	$765,361

TOTAL REPURCHASE AGREEMENTS (Cost $765,361)		$765,361

Total Investments (Cost $47,649,158) – 99.16%		$47,109,926
Other Assets in Excess of Liabilities – 0.84%		400,836

TOTAL NET ASSETS – 100.00%		$47,510,762

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.
(b)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market value of this security totals $306,740 which represents 0.65% of the Fund’s total net assets.
(c)	The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. This security represents $172,283 or 0.36% of the Fund’s net assets and is classified as a Level 2 security. See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — March 31, 2016 (Unaudited)

COMMON STOCKS
Austria	1.40%
Brazil	3.41%
China	1.71%
France	9.24%
Ireland	1.58%
Italy	2.68%
Japan	7.31%
Malaysia	1.96%
Mexico	1.24%
Russia	2.49%
South Korea	7.52%
Spain	1.06%
Sweden	1.70%
Switzerland	4.05%
United Kingdom	16.46%
United States	33.09%

TOTAL COMMON STOCKS	96.90%

CORPORATE BONDS
United States	0.65%

TOTAL CORPORATE BONDS	0.65%

REPURCHASE AGREEMENTS	1.61%

TOTAL INVESTMENTS	99.16%
Other Assets in Excess of Liabilities	0.84%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Equity Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited)

Shares		Value
COMMON STOCKS – 88.16%
Automobiles – 2.08%
500	Honda Motor Co. Ltd.	$13,671

Banks – 3.09%
1,630	HSBC Holdings Plc	10,137
120	PNC Financial Services Group, Inc.	10,148

		20,285

Beverages – 2.95%
490	Diageo Plc	13,212
60	PepsiCo, Inc.	6,149

		19,361

Capital Markets – 2.06%
843	UBS Group AG	13,561

Commercial Banks – 1.01%
200	BB&T Corp.	6,654

Communications Equipment – 2.21%
1,451	LM Ericsson Telefon AB – Class B	14,528

Construction Materials – 1.37%
320	CRH Plc	9,028

Diversified Telecommunication Services – 2.79%
1,690	Telefonica Brasil SA	18,321

Electric Utilities – 5.23%
3,600	Companhia Paranaense de Energia	18,472
443	Exelon Corp.	15,886

		34,358

Electrical Equipment – 5.65%
348	Emerson Electric Co.	18,924
289	Schneider Electric	18,213

		37,137

Food & Staples Retailing – 7.31%
2,740	J. Sainsbury Plc	10,858
4,419	Tesco Plc(a)	12,137
178	Wal-Mart Stores, Inc.	12,191
4,522	WM. Morrison Supermarkets Plc	12,878

		48,064

Shares		Value
Health Care Equipment & Supplies – 1.58%
252	Baxter International, Inc.	$10,352

Household Products – 1.44%
115	Procter & Gamble Co.	9,466

Insurance – 1.35%
96	Swiss Resources AG	8,865

Multiline Retail – 1.15%
1,300	Marks & Spencer Group Plc	7,576

Multi-Utilities – 2.54%
400	Engie Registered Shares(a)(b)	6,208
676	Engie	10,474

		16,682

Oil, Gas & Consumable Fuels – 11.71%
3,236	BP Plc	16,191
170	Chevron Corp.	16,218
1,184	ENI SpA	17,881
575	Royal Dutch Shell Plc	13,884
281	Total SA	12,786

		76,960

Pharmaceuticals – 16.84%
500	Daiichi Sankyo Co. Ltd.	11,098
1,190	GlaxoSmithKline Plc	24,089
180	Johnson & Johnson	19,476
345	Merck & Co., Inc.	18,254
568	Pfizer, Inc.	16,835
260	Sanofi	20,903

		110,655

Semiconductors & Semiconductor Equipment – 2.16%
300	Xilinx, Inc.	14,229

Software – 3.09%
368	Microsoft Corp.	20,325

Specialty Retail – 1.44%
1,750	Kingfisher Plc	9,439

Technology Hardware, Storage & Peripherals – 1.29%
180	Western Digital Corp.	8,503

Textiles, Apparel & Luxury Goods – 1.59%
61	LVMH Moet Hennessy Louis Vuitton SE	10,424

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Equity Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

Shares		Value
Tobacco – 4.41%
250	British American Tobacco Plc	$14,619
260	Imperial Tobacco Group Plc	14,395

		29,014

Water Utilities – 1.82%
1,800	Companhia de Saneamento Basico	11,944

TOTAL COMMON STOCKS (Cost $589,630)		$579,402

PREFERRED STOCKS – 9.95%
Banks – 2.73%
840	Bank of America Corp., 4.000%	$17,960

Shares		Value
Capital Markets – 5.45%
908	Goldman Sachs Group, Inc., 3.750%	$18,006
877	Morgan Stanley, 4.000%	17,785

		35,791

Semiconductors & Semiconductor Equipment – 1.77%
12	Samsung Electronic	11,618

TOTAL PREFERRED STOCKS (Cost $61,736)		$65,369

	Principal Amount	Value
REPURCHASE AGREEMENTS – 4.87%
State Street Bank and Trust Repurchase Agreement, (Dated 03/31/16), due 04/01/16, 0.01% [Collateralized by $35,000 US Treasury Note, 1.75%, 01/31/23, (Market Value $35,481)] (proceeds $32,032)	$32,032	$32,032

TOTAL REPURCHASE AGREEMENTS (Cost $32,032)		$32,032

Total Investments (Cost $683,398) – 102.98%		$676,803
Liabilities in Excess of Other Assets – (2.98%)		(19,593)

TOTAL NET ASSETS – 100.00%		$657,210

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. This security represents $6,208 or 0.94% of the Fund’s net assets and is classified as a Level 2 security. See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Equity Income Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — March 31, 2016 (Unaudited)

COMMON STOCKS
Brazil	7.42%
France	12.02%
Ireland	1.37%
Italy	2.72%
Japan	3.77%
Sweeden	2.21%
Switzerland	3.41%
United Kingdom	24.26%
United States	30.98%

TOTAL COMMON STOCKS	88.16%

PREFERRED STOCKS
South Korea	1.77%
United States	8.18%

TOTAL PREFERRED STOCKS	9.95%

REPURCHASE AGREEMENTS	4.87%

TOTAL INVESTMENTS	102.98%
Liabilities in Excess of Other Assets	(2.98)%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS ), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited)

Shares		Value
COMMON STOCKS – 83.19%
Aerospace & Defense – 1.67%
4,798	Embraer SA – ADR	$126,475

Auto Components – 3.00%
641	Hyundai Mobis Co. Ltd.	139,660
6,000	Tachi-s Co. Ltd.	87,340

		227,000

Automobiles – 2.87%
3,800	Honda Motor Co. Ltd.	103,896
12,300	Nissan Motor Co. Ltd.	113,717

		217,613

Banks – 7.89%
8,190	Bank of America Corp.	110,729
31,671	Barclays Plc	67,985
3,186	Citigroup, Inc.	133,015
4,667	Erste Group Bank AG(a)	130,989
2,783	KB Financial Group, Inc.	77,276
47,636	Sberbank Of Russia	77,834

		597,828

Capital Markets – 2.40%
7,592	Credit Suisse Group	107,214
1,280	State Street Corp.	74,905

		182,119

Commercial Services & Supplies – 1.48%
17,470	De La Rue Plc	112,006

Construction & Engineering – 1.37%
10,140	Balfour Beatty Plc(a)	37,095
8,300	Sanki Engineering Co. Ltd.	66,386

		103,481

Construction Materials – 2.34%
14,338	Cemex SAB de CV – ADR(a)	104,380
2,333	Italmobiliare SpA RNC	72,554

		176,934

Distributors – 1.52%
2,739	D’Ieteren SA	115,154

Diversified Financial Services – 4.13%
183,340	First Pacific Co. Ltd.	136,892
28,675	Haci Omer Sabanci Holding AS	99,214
4,748	Leucadia National Corp.	76,775

		312,881

Shares		Value
Diversified Telecommunication Services – 4.84%
70,050	APT Satellite Holdings Ltd.	$55,486
45,652	Magyar Telekom Telecommunications Plc(a)	75,450
81,751	Telecom Italia SpA	71,546
15,100	Telefonica Brasil SA	163,697

		366,179

Electric Utilities – 3.19%
17,400	Companhia Paranaense de Energia	89,283
6,306	Reliance Infrastructure Ltd. – GDR	152,435

		241,718

Electrical Equipment – 2.80%
5,800	Futaba Corp.	82,034
2,066	Schneider Electric	130,200

		212,234

Food & Staples Retailing – 7.75%
2,391	Carrefour SA	65,689
41,074	J. Sainsbury Plc	162,763
53,525	Tesco Plc(a)	147,005
74,129	WM. Morrison Supermarkets Plc	211,109

		586,566

Food Products – 2.31%
61,500	Marfrig Global Foods SA(a)	111,689
957	Savencia SA	63,444

		175,133

Health Care Equipment & Supplies – 0.69%
7,162	Syneron Medical Ltd.(a)	52,354

Household Durables – 4.05%
328,385	Consorcio ARA SAB de CV	122,975
4,898	Dorel Industries, Inc.(a)	109,745
2,941	MDC Holdings, Inc.	73,701

		306,421

Insurance – 0.94%
598	Willis Towers Watson	70,959

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

Shares		Value
Machinery – 2.45%
6,285	Briggs & Stratton Corp.	$150,337
3,565	China Yuchai International Ltd.	35,115

		185,452

Metals & Mining – 1.42%
564	POSCO	107,588

Multiline Retail – 1.10%
77,330	Debenhams Plc	83,437

Multi-Utilities – 1.78%
4,400	Engie Registered Shares(a)(c)	68,292
4,272	Engie	66,189

		134,481

Oil, Gas & Consumable Fuels – 7.80%
23,553	BP Plc	117,844
15,318	Chesapeake Energy Corp.	63,110
7,826	ENI SpA	118,194
24,560	Gazprom OAO – ADR	105,854
25,040	Petrol Brasileiros(a)	57,383
3,309	Lukoil Oil Company – ADR	127,893

		590,278

Paper & Forest Products – 1.14%
4,330	Norbord, Inc.	86,150

Pharmaceuticals – 2.31%
8,626	GlaxoSmithKline Plc	174,618

Real Estate Management & Development – 1.97%
16,950	LSL Property Services Plc	69,990
4,605	St Joe Co.(a)	78,976

		148,966

Semiconductors & Semiconductor Equipment – 0.99%
1,700	Nuflare Technology, Inc.	75,350

Technology Hardware, Storage & Peripherals – 2.89%
111	Samsung Electronics Co. Ltd.	127,385
1,930	Western Digital Corp.	91,173

		218,558

Shares		Value
Textiles, Apparel & Luxury Goods – 0.80%
9,100	TSI Holdings Co. Ltd.	$60,574

Water Utilities – 1.28%
14,600	Companhia de Saneamento Basico	96,883

Wireless Telecommunication Services – 2.02%
245,261	Sistema JSFC	63,867
8,052	Tim Participacoes SA – ADR	89,055

		152,922

TOTAL COMMON STOCKS (Cost $6,546,575)		$6,298,312

PREFERRED STOCKS – 6.98%
Automobiles – 2.34%
1,946	Hyundai Motor Co.	$176,829

Banks – 1.29%
43,462	Itausa – Investimentos Itau SA	97,908

Food & Staples Retailing – 0.97%
5,300	Companhia Brasileira de Distribuicao	73,627

Health Care Equipment & Supplies – 0.68%
758	Draegerwerk AG & Co. KGaA	51,380

Oil, Gas & Consumable Fuels – 1.70%
9,970	Petroleo Brasileiro Sponsored – ADR(a)	45,164
125,187	Surgutneftegaz OJSC	83,734

		128,898

TOTAL PREFERRED STOCKS (Cost $540,349)		$528,642

REAL ESTATE INVESTMENT TRUSTS – 2.66%
9,469	Grivalia Properties Real Estate Investment Co. SA	$79,410
90,500	Macquarie Mexico Real Estate Management SA de CV	122,311

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $206,570)		$201,721

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

	Principal Amount	Value
CORPORATE BONDS – 1.44%
Oil, Gas & Consumable Fuels – 1.44%
Chesapeake Energy Corp.
6.625%, 8/15/2020	$166,000	$64,740
8.000%, 12/15/2022 (Acquired 2/8/16, Cost $36,643)(b)	90,000	44,100

TOTAL CORPORATE BONDS (Cost $111,372)		$108,840

REPURCHASE AGREEMENTS – 5.41%
State Street Bank and Trust Repurchase Agreement, (Dated 03/31/16), due 04/01/16, 0.01% [Collateralized by $415,000 US Treasury Note, 1.75%, 01/31/23, (Market Value $420,706)] (proceeds $409,689)	$409,689	$409,689

TOTAL REPURCHASE AGREEMENTS (Cost $409,689)		$409,689

Total Investments (Cost $7,814,555) – 99.68%		$7,547,204
Other Assets in Excess of Liabilities – 0.32%		23,849

TOTAL NET ASSETS – 100.00%		$7,571,053

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

GDR Global Despository Receipt

(a)	Non-income producing security.
(b)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market value of this security totals $44,100 which represents 0.58% of the Fund’s total net assets.
(c)	The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. This security represents $68,292 or 0.90% of the Fund’s net assets and is classified as a Level 2 security. See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — March 31, 2016 (Unaudited)

COMMON STOCKS
Austria	1.73%
Belgium	1.52%
Brazil	9.70%
Canada	2.59%
China	0.46%
France	5.20%
Hong Kong	2.54%
Hungary	1.00%
India	2.01%
Ireland	0.94%
Israel	0.69%
Italy	3.49%
Japan	7.78%
Mexico	3.00%
Russia	4.96%
South Korea	5.97%
Switzerland	1.42%
Turkey	1.31%
United Kingdom	15.63%
United States	11.25%

TOTAL COMMON STOCKS	83.19%

PREFERRED STOCKS
Brazil	2.86%
Germany	0.68%
Russia	1.11%
South Korea	2.33%

TOTAL PREFERRED STOCKS STOCKS	6.98%

REAL ESTATE INVESTMENT TRUSTS
Greece	1.05%
Mexico	1.61%

TOTAL REAL ESTATE INVESTMENT TRUSTS	2.66%

CORPORATE BONDS
United States	1.44%

TOTAL CORPORATE BONDS	1.44%

REPURCHASE AGREEMENTS	5.41%

TOTAL INVESTMENTS	99.68%
Other Assets in Excess of Liabilities	0.32%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS ), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited)

Shares		Value

COMMON STOCKS – 78.64%
Argentina – 1.25%
3,480,073	Arcos Dorados Holdings, Inc.(a)	$13,050,274

Austria – 2.00%
743,665	Erste Group Bank AG(a)	20,872,521

Brazil – 12.27%
400,956	Banco Bradesco SA	3,373,220
2,501,450	Banco do Brasil SA	13,579,827
1,158,029	Banco Santander Brasil SA – ADR	5,384,835
3,300,939	Centrais Electricas Brasileiras Sponsored – ADR(a)	5,875,671
3,233,200	Companhia de Saneamento Basico	21,454,856
768,910	Companhia Paranaense de Energia	3,945,431
699,729	Embraer SA – ADR	18,444,856
3,130,500	Estacio Participacoes SA	10,221,259
4,000,100	Kroton Educacional	12,771,306
11,310,611	Marfrig Global Foods SA(a)	20,541,012
1,105,206	Tim Participacoes SA – ADR	12,223,578
1,419,243	Viver Incorporadora e Construtora SA(a)	11,841

		127,827,692

Chile – 3.39%
1,282,570	Enersis SA – ADR	17,827,723
849,340	Sociedad Quimica Minera De Chile SA Series B – ADR	17,453,937

		35,281,660

China – 7.06%
167,238,000	Bosideng International Holdings Ltd.	13,382,705
1,777,400	China Mobile Ltd.	19,684,650
159,770	China Yuchai International Ltd.	1,573,735
16,277,000	Dongfeng Motor Group Co. Ltd.	20,355,928

Shares		Value
11,976,377	Weiqiao Textile Co.	$8,644,459
25,983,500	Yingde Gases Group Co. Ltd.	9,975,753

		73,617,230

Colombia – 1.52%
2,052,876	Grupo Aval Acciones y Valores – ADR	15,868,731

Cyprus – 1.19%
2,875,926	Globaltrans Investment – GDR(a)	12,438,380

Czech Republic – 0.94%
934,049	Telefonica Czech Republic AS	9,843,428

Greece – 0.21%
240,188	Hellenic Telecommunications Organization SA	2,161,836

Hong Kong – 6.43%
23,256,600	Chow Tai Fook Jewellery Group Ltd.	14,536,110
23,497,899	First Pacific Co. Ltd.	17,544,890
15,085,500	Lifestyle International Holdings Ltd.	20,316,481
6,444,000	Luk Fook Holdings International Ltd.	14,630,054

		67,027,535

India – 2.22%
2,879,087	Reliance Infrastructure Ltd.	23,176,914

Indonesia – 1.46%
50,542,740	PT XL Axiata Tbk(a)	15,237,850

Luxembourg – 3.56%
585,363	Adecoagro SA(a)	6,760,943
1,685,420	Ternium SA – ADR	30,303,852

		37,064,795

Malaysia – 0.68%
6,062,600	Genting Malaysia Berhad	7,053,292

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

Shares		Value
Mexico – 2.69%
3,841,043	Cemex SAB de CV – ADR(a)	$27,962,793
13,687,865	Urbi Desarrollos Urbanos SA de CV(a)(b)(d)	36,444

		27,999,237

Pakistan – 0.90%
10,247,760	Nishat Mills Ltd.	9,373,462

Panama – 2.45%
376,885	Copa Holdings SA	25,533,959

Russia – 7.47%
3,765,133	Gazprom OAO – ADR	16,227,723
4,582,250	Mobile Telesystems	16,359,659
686,085	Lukoil Oil Company – ADR	26,517,185
2,699,294	Sberbank of Russia – ADR	18,733,100

		77,837,667

South Korea – 13.46%
1,029,680	Hana Financial Group, Inc.	22,340,759
121,635	Hyundai Mobis Co. Ltd.	26,501,562
502,470	KB Financial Group, Inc.	13,952,197
407,443	KIA Motors Corp.	17,210,811
131,547	POSCO	25,093,652
18,002	Samsung Electronics Co. Ltd.	20,659,223
412,290	Shinhan Financial Group Co. Ltd.	14,512,539

		140,270,743

Taiwan, Province of China – 0.93%
1,263,000	Mediatek, Inc.	9,688,310

Turkey – 5.00%
4,340,472	Akbank	12,363,350
4,263,531	Turkiye Garanti Bankasi AS	12,473,848
16,283,123	Turkiye Vakiflar Bankasi Tao	27,236,734

		52,073,932

Shares		Value
United Kingdom – 1.56%
5,541,410	ITE Group Plc	$11,699,470
674,213	Standard Chartered Plc	4,559,694

		16,259,164

TOTAL COMMON STOCKS (Cost $1,018,947,363)		$819,558,612

PREFERRED STOCKS – 12.63%
Brazil – 8.02%
1,510,236	Banco Bradesco SA	$11,323,672
1,679,500	Companhia Brasileira de Distribuicao	23,331,255
709,810	Companhia Brasileira de Distribuicao – ADR	9,873,457
1,325,010	Companhia Paranaense de Energia – ADR	10,494,079
638,300	Companhia Paranaense de Energia	5,050,446
2,457,146	Petroleo Brasileiro Sponsored – ADR(a)	11,130,871
987,576	Telefonica Brasil SA Sponsored – ADR	12,334,824

		83,538,604

Russia – 2.19%
2,304,816	Surgutneftegas OJSC – ADR	15,442,267
11,019,015	Surgutneftegaz OJSC	7,370,322

		22,812,589

South Korea – 2.42%
277,826	Hyundai Motor Co.	25,245,518

TOTAL PREFERRED STOCKS (Cost $177,443,257)		$131,596,711

REAL ESTATE INVESTMENT TRUSTS – 6.08%
Mexico – 3.04%
5,938,934	Fideicomiso PLA Administradora S. de R.L. de CV	$11,041,090

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

Shares		Value
15,231,262	Macquarie Mexico Real Estate Management SA de CV	$20,584,990

		31,626,080

Thailand – 0.90%
40,048,500	Jasmine Broadband	9,388,188

Shares		Value
Turkey – 2.14%
21,934,591	Emlak Konut Gyo	$22,323,409

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $66,013,381)		$63,337,677

	Principal Amount	Value
CONVERTIBLE BONDS – 0.01%
Brazil – 0.01%
Viver Incorporadora e Construtora SA 2.000%, 8/6/2016 (Acquired 9/30/13, Cost $1,488,955)(b)(c)	BRL 3,299,971	$110,132

TOTAL CONVERTIBLE BONDS (Cost $1,488,955)		$110,132

REPURCHASE AGREEMENTS – 1.42%
State Street Bank and Trust Repurchase Agreement, (Dated 03/31/16), due 04/01/16, 0.01% [Collateralized by $14,880,000 US Treasury Note, 1.75%, 01/31/23, (Market Value $15,084,600)] (proceeds $14,787,711)	$14,787,706	$14,787,706

TOTAL REPURCHASE AGREEMENTS (Cost $14,787,706)		$14,787,706

Total Investments (Cost $1,278,680,662) – 98.78%		$1,029,390,838
Other Assets in Excess of Liabilities – 1.22%		12,716,758

TOTAL NET ASSETS – 100.00%		$1,042,107,596

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

GDR Global Depository Receipt

(a)	Non-income producing security.
(b)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. These securities represent $146,576 or 0.01% of the Fund’s net assets and, with the exception of Urbi Desarrollos Urbanos SA de CV, are classified as Level 2 securities. Urbi Desarrollos SA de CV is considered to be a Level 3 security.
(c)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market value of this security totals $110,132 which represents 0.01% of the Fund’s total net assets.
(d)	This security has limited liquidity and represents $36,444 or 0.00% of the Fund’s net assets and is classified as a Level 3 security. See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2016 (Unaudited)

COMMON STOCKS
Aerospace & Defense	1.77%
Airlines	2.45%
Auto Components	2.54%
Automobiles	3.60%
Banks	17.78%
Chemicals	2.63%
Construction Materials	2.68%
Diversified Consumer Services	2.21%
Diversified Financial Services	1.68%
Diversified Telecommunication Services	2.61%
Electric Utilities	4.88%
Food Products	2.62%
Hotels, Restaurants & Leisure	1.93%
Machinery	0.15%
Media	1.12%
Metals & Mining	5.32%
Multiline Retail	1.95%
Oil, Gas & Consumable Fuels	4.10%
Road & Rail	1.19%
Semiconductors & Semiconductor Equipment	0.93%
Specialty Retail	2.80%
Technology Hardware, Storage & Peripherals	1.98%
Textiles, Apparel & Luxury Goods	3.01%
Water Utilities	2.07%
Wireless Telecommunication Services	4.64%

TOTAL COMMON STOCKS	78.64%

PREFERRED STOCKS
Automobiles	2.42%
Banks	1.09%
Diversified Telecommunication Services	1.18%
Electric Utilities	1.49%
Food & Staples Retailing	3.19%
Oil, Gas & Consumable Fuels	3.26%

TOTAL PREFERRED STOCKS	12.63%

REAL ESTATE INVESTMENT TRUSTS	6.08%

CONVERTIBLE BONDS
Household Durables	0.01%

TOTAL CONVERTIBLE BONDS	0.01%

REPURCHASE AGREEMENTS	1.42%

TOTAL INVESTMENTS	98.78%
Other Assets in Excess of Liabilities	1.22%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS ), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes International Small Cap Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited)

Shares		Value
COMMON STOCKS – 80.65%
Belgium – 3.11%
891,560	D’Ieteren SA	$37,483,158

Brazil – 5.22%
1,891,400	Companhia de Saneamento Basico	12,550,945
1,468,720	Companhia Paranaense de Energia	7,536,296
4,279,400	Embraer SA	28,242,505
7,997,024	Marfrig Global Foods SA(a)	14,523,262
1,815,154	Viver Incorporadora e Construtora SA(a)	15,144

		62,868,152

Canada – 5.75%
1,499,183	Dorel Industries, Inc.(a)(f)	33,590,934
12,114	E-L Financial Corp. Ltd.(a)	6,302,498
1,478,813	Norbord, Inc.(g)	29,422,543

		69,315,975

China – 1.14%
44,899	China Yuchai International Ltd.	442,255
18,429,000	Weiqiao Textile Co.	13,301,914

		13,744,169

France – 1.06%
191,944	Savencia SA	12,724,773

Germany – 0.73%
149,133	Draegerwerk AG & Co. KGaA	8,836,561

Greece – 0.79%
1,005,596	Sarantis SA	9,520,327

Hong Kong – 1.74%
14,746,250	APT Satellite Holdings Ltd.	11,680,341
10,889,500	Dickson Concepts International Ltd.	3,158,472
247,090,000	Emperor Watch & Jewellery Ltd.	6,077,465
532,000	Sinotrans Shipping	89,105

		21,005,383

Shares		Value
Hungary – 2.10%
15,336,018	Magyar Telekom Telecommunications Plc(a)	$25,346,229

India – 4.04%
165,852	Nava Bharat Ventures Ltd.	403,970
1,971,461	NIIT Technologies Ltd.	14,780,672
4,164,040	Reliance Infrastructure Ltd.	33,520,903

		48,705,545

Ireland – 3.31%
8,843,235	C&C Group Plc	39,898,465

Israel – 1.92%
7,670,156	Israel Discount Bank Ltd. – Class A(a)	12,992,047
1,382,682	Syneron Medical Ltd.(a)	10,107,405

		23,099,452

Italy – 4.18%
1,012,844	Buzzi Unicem SpA	10,659,712
988,642	Italcementi Fabbriche Riunite Cemento SpA	11,587,274
155,200	Italmobiliare SpA	6,947,541
678,454	Italmobiliare SpA RNC	21,099,154

		50,293,681

Japan – 22.47%
2,138,000	Bank of Nagoya, Ltd.	7,021,805
2,086,000	Denki Kogyo Co. Ltd.	9,731,953
635,600	Fuji Machine Manufacturing Co. Ltd.	6,478,733
1,332,200	Funai Electric Co.	11,677,223
916,600	Futaba Corp.	12,964,179
3,520,000	Hachijuni Bank	15,164,437
445,700	Hibiya Engineering Ltd.	6,231,474
2,454,400	Hitachi Koki Co. Ltd.	16,215,139

The accompanying notes are an integral part of these Schedule of Investments.

Brandes International Small Cap Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

Shares		Value
2,200,050	Hosiden Corp.	$13,147,486
3,535,000	Hyakugo Bank Ltd.	13,242,205
798,500	Kato Sangyo Co.	19,740,538
1,553,900	Komori Corp.	18,073,871
1,660,900	Noritsu Koki Co. Ltd.	10,248,384
311,700	Nuflare Technology, Inc.	13,815,704
1,653,700	Sanki Engineering Co. Ltd.	13,226,803
1,105,300	Sega Sammy Holdings	12,042,447
1,027,700	Sintokogio Ltd.	9,081,900
1,272,700	Tachi-s Co. Ltd.	18,526,277
327,200	The Okinawa Electric Power Co., Inc.	8,803,421
565,100	Torii Pharmaceutical Co. Ltd.	12,986,222
1,296,800	TSI Holdings Co. Ltd.	8,632,184
283,700	Tsutsumi Jewelry Co. Ltd.	6,010,022
362,900	Yodogawa Steel Works Ltd.	7,699,110

		270,761,517

Mexico – 1.35%
43,348,757	Consorcio ARA SAB de CV	16,233,375
6,089,400	Urbi Desarrollos Urbanos SA de CV(a)(b)(e)	16,213

		16,249,588

Philippines – 0.62%
5,229,000	First Philippine Holdings Corp.	7,498,278

Russia – 0.76%
35,058,761	Sistema JSFC	9,129,361

South Korea – 2.01%
2,249	Lotte Confectionery Co. Ltd.	5,050,220
208,685	Samchully Co. Ltd.(f)	19,171,553

		24,221,773

Shares		Value
Spain – 0.65%
547,410	Hispania Activos Inmobiliarios SA(a)	$7,775,172

Turkey – 0.58%
7,724,677	Selcuk Ecza Deposu Ticaret ve Sanayi AS	7,026,005

United Kingdom – 17.12%
4,893,560	Balfour Beatty Plc(a)	17,902,237
372,763	Clarkson Plc	11,849,506
846,831	Countrywide	4,689,886
5,094,273	De La Rue Plc(f)	32,661,017
19,435,337	Debenhams Plc	20,970,099
6,474,782	ITE Group Plc	13,670,080
3,545,526	LSL Property Services Plc	14,640,202
6,365,290	McBride Plc(a)	14,855,939
13,874,444	Premier Foods Plc(a)	11,340,554
14,481,089	Spirent Communications Plc	18,302,586
15,928,736	WM. Morrison Supermarkets Plc	45,362,879

		206,244,985

TOTAL COMMON STOCKS (Cost $955,649,296)		$971,748,549

PREFERRED STOCKS – 1.93%
Brazil – 1.22%
1,866,100	Companhia Paranaense de Energia	$14,765,215

Germany – 0.71%
125,539	Draegerwerk AG & Co. KGaA	8,509,447

TOTAL PREFERRED STOCKS (Cost $24,861,809)		$23,274,662

REAL ESTATE INVESTMENT TRUSTS – 2.93%
Greece – 1.45%
2,080,177	Grivalia Properties Real Estate Investment Co. SA	$17,445,073

The accompanying notes are an integral part of these Schedule of Investments.

Brandes International Small Cap Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

Shares		Value
Mexico – 0.56%
4,986,650	Macquarie Mexico Real Estate Management SA de CV	$6,739,438

Shares		Value
Spain – 0.92%
959,128	Merlin Properties SOCIMI SA	$11,116,590

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $35,039,179)		$35,301,101

	Principal Amount	Value
CONVERTIBLE BONDS – 0.00%
Brazil – 0.00%
Viver Incorporadora e Construtora SA 2.000%, 8/6/2016 (Acquired 9/30/13, Cost $512,591)(b)(c)	BRL 1,136,056	$37,914

TOTAL CONVERTIBLE BONDS (Cost $512,591)		$37,914

CORPORATE BONDS & NOTES- 0.13%
Mexico – 0.13%
Desarrolladora Homex SA de CV 7.500%, 9/28/2015(a)(d)(e)	$17,981,000	$89,905
Desarrolladora Homex SA de CV Promissory Note 4.000%, 10/23/2022(b)(c)(e)	149,312	1,377,787
Urbi Desarrollos Urbanos SA de CV 8.500%, 4/19/2016(a)(d)(e)	8,014,000	40,070

TOTAL CORPORATE BONDS & NOTES (Cost $4,502,302)		$1,507,762

REPURCHASE AGREEMENTS – 12.72%
State Street Bank and Trust Repurchase Agreement, (Dated 03/31/16), due 04/01/16, 0.01% [Collateralized by $154,200,000 US Treasury Note, 1.75%, 01/31/23, (Market Value $156,320,250)] (proceeds $153,251,366)	$153,251,323	$153,251,323

TOTAL REPURCHASE AGREEMENTS (Cost $153,251,323)		$153,251,323

Total Investments (Cost $1,173,816,500) – 98.36%		$1,185,121,311
Other Assets in Excess of Liabilities – 1.64%		19,818,036

TOTAL NET ASSETS – 100.00%		$1,204,939,347

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. These securities represent $1,431,914 or 0.12% of the Fund’s net assets and, with the exception of Viver Incorporadora e Construtora SA convertible bond (“Viver”), are classified as Level 3 securities. Viver is considered a Level 2 security. See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes International Small Cap Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

(c)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $1,415,701 which represents 0.12% of the Fund’s total net assets.
(d)	In default.
(e)	These securities have limited liquidity and represent $1,523,975 or 0.13% of the Fund’s net assets and, with the exception of Urbi Desarrollos Urbanos SA de CV (“Urbi”) and Desarrolladora Homex SA de CV Promissory Note (“Homex Note”), are classified as Level 2 securities. Urbi and the Homex Note are classified as Level 3 securities. See Note 2 in the Notes to Financial Statements.
(f)	Affiliated issuer. See Note 8 in the Notes to Financial Statements.
(g)	All or a portion of this security is on loan. See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes International Small Cap Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2016 (Unaudited)

COMMON STOCKS
Aerospace & Defense	2.34%
Auto Components	1.54%
Banks	4.02%
Beverages	3.31%
Commercial Services & Supplies	2.71%
Communications Equipment	2.33%
Construction & Engineering	3.10%
Construction Materials	4.17%
Distributors	3.11%
Diversified Telecommunication Services	3.07%
Electric Utilities	4.76%
Electrical Equipment	1.08%
Electronic Equipment, Instruments & Components	1.09%
Food & Staples Retailing	5.40%
Food Products	3.62%
Gas Utilities	1.59%
Health Care Equipment & Supplies	1.57%
Health Care Providers & Services	0.58%
Household Durables	5.11%
Household Products	1.23%
Industrial Conglomerates	0.03%
Insurance	0.52%
Leisure Products	1.00%
Machinery	4.17%
Marine	0.99%
Media	1.13%
Metals & Mining	0.64%
Multiline Retail	1.74%
Paper & Forest Products	2.44%
Personal Products	0.79%
Pharmaceuticals	1.08%
Real Estate Management & Development	2.25%
Semiconductors & Semiconductor Equipment	1.15%
Software	1.23%
Specialty Retail	1.27%
Technology Hardware, Storage & Peripherals	0.85%
Textiles, Apparel & Luxury Goods	1.82%
Water Utilities	1.05%
Wireless Telecommunication Services	0.77%

TOTAL COMMON STOCKS	80.65%

PREFERRED STOCKS
Electric Utilities	1.22%
Health Care Equipment & Supplies	0.71%

TOTAL PREFERRED STOCKS	1.93%

REAL ESTATE INVESTMENT TRUSTS	2.93%

The accompanying notes are an integral part of these Schedule of Investments.

Brandes International Small Cap Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2016 (Unaudited) (continued)

CORPORATE BONDS & NOTES
Household Durables	0.13%

TOTAL CORPORATE BONDS & NOTES	0.13%

REPURCHASE AGREEMENTS	12.72%

TOTAL INVESTMENTS	98.36%
Other Assets in Excess of Liabilities	1.64%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS ), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited)

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 6.99%
Federal Home Loan Mortgage Corporation – 3.77%
Pool G1-8578, 3.000%, 12/1/2030	$2,540,705	$2,658,091
Pool G0-6018, 6.500%, 4/1/2039	46,428	52,853
Pool A9-3505, 4.500%, 8/1/2040	229,605	250,186

		2,961,130

Federal National Mortgage Association – 3.22%
Pool MA0918, 4.000%, 12/1/2041	484,158	518,847
Pool AS6201, 3.500%, 11/1/2045	1,785,997	1,873,449
Pool 934124, 5.500%, 7/1/2038	63,108	70,725
Pool 634757, 5.500%, 3/1/2017	766	776
Pool 254631, 5.000%, 2/1/2018	61,452	63,462

		2,527,259

TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $5,419,045)		$5,488,389

OTHER MORTGAGE RELATED SECURITIES – 0.21%
Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14, 6.061%, 10/25/2036(c)	$2,677	$2,561

Near Prime Mortgage – 0.21%
Bear Stearns Alt-A Trust Series 2004-11, 1.113%, 11/25/2034	171,268	165,642

TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $159,311)		$168,203

US GOVERNMENTS – 53.72%
Sovereign – 53.72%
United States Treasury Bond 4.750%, 2/15/2037	$475,000	$672,181
United States Treasury Note
3.375%, 11/15/2019	12,065,000	13,081,102
2.000%, 11/15/2021	16,471,000	17,034,621
2.000%, 2/15/2023	8,540,000	8,798,865
2.375%, 8/15/2024	2,450,000	2,580,156

		41,494,744

TOTAL US GOVERNMENTS (Cost $40,817,811)		$42,166,925

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

	Shares	Value
PREFERRED STOCKS – 1.53%
Consumer Finance – 0.25%
Ally Financial, Inc., 8.500%	7,800	$198,588

Technology Hardware – 1.28%
Pitney Bowes International Holdings, Inc., 6.125% (Acquired 10/24/12 through 2/10/15, Cost $ 999,581)(a)(c)	960	1,001,100

TOTAL PREFERRED STOCKS (Cost $1,193,351)		$1,199,688

	Principal Amount	Value
ASSET BACKED SECURITIES – 1.44%
Equipment – 0.05%
Continental Airlines 2007-1 Class A Pass Through Trust
Series 2007-1, 5.983%, 10/19/2023	$31,615	$34,935

Student Loan – 1.39%
SLM Private Credit Student Loan Trust
Series 2004-B, 1.064%, 9/15/2033	300,000	248,309
Series 2005-A, 0.944%, 12/15/2038	400,000	320,575
Series 2006-A, 0.924%, 6/15/2039	275,000	230,266
Series 2007-A, 0.874%, 12/15/2041	350,000	291,892

		1,091,042

TOTAL ASSET BACKED SECURITIES (Cost $1,172,847)		$1,125,977

CONVERTIBLE BONDS – 0.76%
Metals & Mining – 0.76%
Royal Gold, Inc. 2.875%, 6/15/2019	$625,000	$597,656

TOTAL CONVERTIBLE BONDS (Cost $623,255)		$597,656

CORPORATE BONDS – 32.44%
Banks – 1.53%
Citigroup, Inc. 6.125%, 11/21/2017	$885,000	$944,081
Fifth Third Bancorp 8.250%, 3/1/2038	175,000	254,970

		1,199,051

Banks & Thrifts – 3.38%
JP Morgan Chase & Co. 7.900%, 4/29/2049	1,585,000	1,585,000
The Goldman Sachs Group, Inc. 7.500%, 2/15/2019	445,000	512,578
USB Capital IX 3.500%, Perpetual	750,000	555,000

		2,652,578

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

	Principal Amount	Value
Building Materials – 1.74%
Masco Corp. 6.125%, 10/3/2016	$1,105,000	$1,131,796
USG Corp. 6.300%, 11/15/2016	230,000	235,750

		1,367,546

Building Products – 0.01%
Owens Corning 6.500%, 12/1/2016	5,000	5,107

Commercial Services & Supplies – 1.44%
The ADT Corp. 3.500%, 7/15/2022	1,310,000	1,133,150

Diversified Financial Services – 0.98%
Bank of America Corp. 3.750%, 7/12/2016	395,000	397,880
Voya Financial, Inc. 5.500%, 7/15/2022	335,000	374,720

		772,600

Electric Utilities – 4.35%
Arizona Public Service Co. 8.750%, 3/1/2019	340,000	403,178
Commonwealth Edison Co. 5.900%, 3/15/2036	175,000	219,014
Series 104, 5.950%, 8/15/2016	50,000	50,912
DPL, Inc. 7.250%, 10/15/2021	455,000	472,918
FirstEnergy Corp. 7.375%, 11/15/2031	1,165,000	1,414,970
Israel Electric Corp. Ltd. 7.250%, 1/15/2019 (Acquired 11/26/12 through 9/4/13, Cost $436,208)(a)	420,000	464,719
Oncor Electric Delivery Co., LLC 7.000%, 9/1/2022	315,000	389,968

		3,415,679

Energy – 0.26%
Valero Energy Corp. 9.375%, 3/15/2019	170,000	202,713

Food & Staples Retailing – 1.30%
Tesco Plc 5.500%, 11/15/2017 (Acquired 3/12/15 through 2/24/16, Cost $1,020,465)(a)	980,000	1,019,519

Food, Beverage & Tobacco – 0.34%
Tyson Foods, Inc. 6.600%, 4/1/2016	270,000	270,000

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

	Principal Amount	Value
Forest Products & Paper – 1.31%
Sappi Papier Holding GmbH 6.625%, 4/15/2021 (Acquired 5/8/14 through 10/19/15, Cost $ 1,018,744)(a)	$995,000	$1,028,999

Health Care Providers & Services – 0.63%
Laboratory Corp. of America Holdings 3.750%, 8/23/2022	165,000	170,351
Tenet Healthcare Corp. 8.000%, 8/1/2020	315,000	324,056

		494,407

Homebuilders – 0.49%
Centex Corp. 6.500%, 5/1/2016	130,000	130,000
Toll Brothers Finance Corp. 4.875%, 11/15/2025	245,000	242,550
Urbi Desarrollos Urbanos SA 9.500%, 1/21/2020 (Acquired 4/17/13 through 2/17/15, Cost $292,050)(a)(b)(c)(d)	1,640,000	8,200

		380,750

Household Durables – 0.49%
Pulte Group, Inc. 5.500%, 3/1/2026	370,000	380,638

Independent Power and Renewable Electricity Producers – 0.32%
PPL Energy Supply, LLC 6.500%, 5/1/2018	255,000	247,350

Insurance – 2.04%
American International Group, Inc. 6.400%, 12/15/2020	800,000	929,622
CNA Financial Corp.
7.350%, 11/15/2019	160,000	184,692
5.875%, 8/15/2020	135,000	150,679
Genworth Financial, Inc. 7.700%, 6/15/2020	385,000	339,763

		1,604,756

Media – 0.38%
McGraw Hill Financial, Inc. 5.900%, 11/15/2017	280,000	298,651

Metals & Mining – 1.99%
ArcelorMittal SA 6.250%, 3/1/2021	435,000	428,475
Thompson Creek Metals Co., Inc. 9.750%, 12/1/2017	1,205,000	1,129,688

		1,558,163

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

	Principal Amount	Value
Oil, Gas & Consumable Fuels – 6.93%
Anadarko Petroleum Corp. 5.950%, 9/15/2016	$435,000	$442,552
BP Capital Markets Plc 3.506%, 3/17/2025	810,000	822,271
Chesapeake Energy Corp. 6.625%, 8/15/2020	1,560,000	608,400
6.125%, 2/15/2021	925,000	356,125
Cloud Peak Energy, Inc. 6.375%, 3/15/2024	545,000	174,400
Exxon Mobil Corp. 2.397%, 3/6/2022	745,000	754,649
Kinder Morgan, Inc.
7.000%, 6/15/2017	195,000	204,588
4.300%, 6/1/2025	904,000	859,871
Occidental Petroleum Corp. 3.500%, 6/15/2025	800,000	819,289
Range Resources Corp. 5.000%, 3/15/2023	470,000	398,325

		5,440,470

Pharmaceutical – 1.09%
Valeant Pharmaceuticals International 6.750%, 8/15/2018 (Acquired 9/3/13 through 11/5/15, Cost $932,429)(a)	945,000	857,588

Retail – 0.43%
Marks & Spencer Plc 7.125%, 12/1/2037 (Acquired 10/20/10 through 1/4/12, Cost $291,031)(a)	285,000	336,632

Telecommunications – 0.31%
Telecom Italia Capital SA 6.999%, 6/4/2018	85,000	92,438
Telefonica Emisiones SAU 5.462%, 2/16/2021	135,000	153,367

		245,805

Wireless Telecommunication Services – 0.70%
Sprint Nextel Corp. 9.000%, 11/15/2018 (Acquired 11/24/15, Cost $561,403)(a)	525,000	549,938

TOTAL CORPORATE BONDS (Cost $26,403,530)		$25,462,090

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

	Principal Amount	Value
REPURCHASE AGREEMENTS – 2.97%
State Street Bank and Trust Repurchase Agreement, (Dated 03/31/16), due 04/01/16, 0.01% [Collateralized by $2,350,000 US Treasury Note, 1.75%, 01/31/23, (Market Value $2,382,313)] (proceeds $2,334,068)	$2,334,068	$2,334,068

TOTAL REPURCHASE AGREEMENTS (Cost $2,334,068)		$2,334,068

Total Investments (Cost $78,123,218) – 100.06%		$78,542,996
Liabilities in Excess of Other Assets – (0.06%)		(46,804)

TOTAL NET ASSETS – 100.00%		$78,496,192

Percentages are stated as a percent of net assets.

(a)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $5,266,695 which represents 6.71% of total net assets.
(b)	In default.
(c)	These securities have limited liquidity and represent $1,011,861 or 1.29% of the Fund’s net assets and are classified as Level 2 securities. See Note 2 in the Notes to Schedule of Investments.
(d)	Non-income producing security.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS ), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited)

	Principal Amount	Value
US GOVERNMENTS – 30.07%
Sovereign – 30.07%
United States Treasury Note
3.375%, 11/15/2019	$4,835,000	$5,242,199
2.000%, 11/15/2021	2,190,000	2,264,940
2.000%, 2/15/2023	1,225,000	1,262,132

TOTAL US GOVERNMENTS (Cost $8,534,934)		$8,769,271

	Shares	Value
PREFERRED STOCKS – 3.19%
Consumer Finance – 1.03%
Ally Financial, Inc., 8.500%	11,800	$300,428

Technology Hardware – 2.16%
Pitney Bowes International Holdings, Inc., 6.125% (Acquired 10/24/12 through 2/10/15, Cost $617,719)(a)(c)	605	630,901

TOTAL PREFERRED STOCKS (Cost $915,709)		$931,329

	Principal Amount	Value
ASSET BACKED SECURITIES – 1.16%
Equipment – 0.30%
Continental Airlines 2007-1 Class A Pass Through Trust Series 2007-1, 5.983%, 10/19/2023	$79,038	$87,337

Student Loan – 0.86%
SLM Private Credit Student Loan Trust Series 2007-A, 0.874%, 12/15/2041	300,000	250,194

TOTAL ASSET BACKED SECURITIES (Cost $307,631)		$337,531

CONVERTIBLE BONDS – 1.20%
Metals & Mining – 1.20%
Royal Gold, Inc. 2.875%, 6/15/2019	$365,000	$349,031

TOTAL CONVERTIBLE BONDS (Cost $364,916)		$349,031

CORPORATE BONDS – 59.56%
Banks – 2.15%
Citigroup, Inc. 6.125%, 11/21/2017	$500,000	$533,379
Fifth Third Bancorp 8.250%, 3/1/2038	65,000	94,703

		628,082

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

	Principal Amount	Value
Banks & Thrifts – 6.06%
JP Morgan Chase & Co. 7.900%, Perpetual	$1,140,000	$1,140,000
The Goldman Sachs Group, Inc. 7.500%, 2/15/2019	320,000	368,596
USB Capital IX 3.500%, Perpetual	350,000	259,000

		1,767,596

Building Materials – 3.04%
Masco Corp. 6.125%, 10/3/2016	720,000	737,460
Owens Corning 6.500%, 12/1/2016	6,000	6,129
USG Corp. 6.300%, 11/15/2016	140,000	143,500

		887,089

Commercial Services & Supplies – 2.21%
The ADT Corp. 3.500%, 7/15/2022	745,000	644,425

Computers & Peripherals – 2.59%
Apple, Inc. 2.400%, 5/3/2023	750,000	754,561

Diversified Financial Services – 3.06%
Bank of America Corp. 3.750%, 7/12/2016	490,000	493,573
Voya Financial, Inc. 5.500%, 7/15/2022	355,000	397,091

		890,664

Electric Utilities – 7.43%
Arizona Public Service Co. 8.750%, 3/1/2019	435,000	515,830
Commonwealth Edison Co. Series 104, 5.950%, 8/15/2016	110,000	112,006
DPL, Inc. 7.250%, 10/15/2021	355,000	368,980
FirstEnergy Corp. 7.375%, 11/15/2031	380,000	461,536
Israel Electric Corp. Ltd. 7.250%, 1/15/2019 (Acquired 11/26/12 through 9/4/13, Cost $524,388)(a)	505,000	558,769
Oncor Electric Delivery Co., LLC 7.000%, 9/1/2022	120,000	148,559

		2,165,680

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

	Principal Amount	Value
Energy – 0.84%
Valero Energy Corp. 9.375%, 3/15/2019	$205,000	$244,448

Food & Staples Retailing – 1.98%
Tesco Plc 5.500%, 11/15/2017 (Acquired 3/12/15 through 2/24/16, Cost $578,043)(a)	555,000	577,381

Food, Beverage & Tobacco – 0.69%
Tyson Foods, Inc. 6.600%, 4/1/2016	200,000	200,000

Forest Products & Paper – 2.00%
Sappi Papier Holding GmbH 6.625%, 4/15/2021 (Acquired 5/8/14 through 10/19/15, Cost $580,246)(a)	565,000	584,306

Health Care Providers & Services – 1.57%
Laboratory Corp. of America Holdings 3.750%, 8/23/2022	240,000	247,783
Tenet Healthcare Corp. 8.000%, 8/1/2020	205,000	210,894

		458,677

Homebuilders – 1.01%
Centex Corp. 6.500%, 5/1/2016	155,000	155,000
Toll Brothers Finance Corp. 4.875%, 11/15/2025	135,000	133,650
Urbi Desarrollos Urbanos SA 9.500%, 1/21/2020 (Acquired 4/17/13 through 2/17/15, Cost $259,625)(a)(b)(c)(d)	1,225,000	6,125

		294,775

Household Durables – 0.72%
Pulte Group, Inc. 5.500%, 3/1/2026	205,000	210,894

Independent Power & Renewable Electricity Producers – 0.73%
PPL Energy Supply, LLC 6.500%, 5/1/2018	220,000	213,400

Insurance – 3.98%
American International Group, Inc. 6.400%, 12/15/2020	485,000	563,584
CNA Financial Corp.
7.350%, 11/15/2019	125,000	144,291
5.875%, 8/15/2020	235,000	262,293
Genworth Financial, Inc. 7.700%, 6/15/2020	215,000	189,737

		1,159,905

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

	Principal Amount	Value
Media – 0.97%
McGraw Hill Financial, Inc. 5.900%, 11/15/2017	$265,000	$282,652

Metals & Mining – 3.31%
ArcelorMittal SA 6.250%, 3/1/2021	280,000	275,800
Thompson Creek Metals Co., Inc. 9.750%, 12/1/2017	735,000	689,063

		964,863

Oil, Gas & Consumable Fuels – 11.67%
Anadarko Petroleum Corp. 5.950%, 9/15/2016	510,000	518,855
BP Capital Markets Plc 3.506%, 3/17/2025	445,000	451,741
Chesapeake Energy Corp.
6.625%, 8/15/2020	1,010,000	393,900
6.125%, 2/15/2021	375,000	144,375
Cloud Peak Energy, Inc. 6.375%, 3/15/2024	375,000	120,000
Exxon Mobil Corp. 2.397%, 3/6/2022	435,000	440,634
Kinder Morgan, Inc.
7.000%, 6/15/2017	270,000	283,276
4.300%, 6/1/2025	353,000	335,768
Occidental Petroleum Corp. 3.500%, 6/15/2025	445,000	455,729
Range Resources Corp. 5.000%, 3/15/2023	305,000	258,487

		3,402,765

Pharmaceutical – 1.68%
Valeant Pharmaceuticals International 6.750%, 8/15/2018 (Acquired 9/3/13 through 11/5/15, Cost $534,638)(a)	540,000	490,050

Telecommunications – 0.83%
Telecom Italia Capital SA 6.999%, 6/4/2018	140,000	152,250
Telefonica Emisiones SAU 5.462%, 2/16/2021	80,000	90,884

		243,134

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

	Principal Amount	Value
Wireless Telecommunication Services – 1.04%
Sprint Nextel Corp. 9.000%, 11/15/2018 (Acquired 11/24/15, Cost $310,108)(a)	$290,000	$303,775

TOTAL CORPORATE BONDS (Cost $18,346,632)		$17,369,122

REPURCHASE AGREEMENTS – 3.64%
State Street Bank and Trust Repurchase Agreement, (Dated 03/31/16), due 04/01/16, 0.01% [Collateralized by $1,070,000 US Treasury Note, 1.75%, 01/31/23, (Market Value $1,084,713)] (proceeds $1,060,705)	$1,060,705	$1,060,705

TOTAL REPURCHASE AGREEMENTS (Cost $1,060,705)		$1,060,705

Total Investments (Cost $29,530,527) – 98.82%		$28,816,989
Other Assets in Excess of Liabilities – 1.18%		345,495

TOTAL NET ASSETS – 100.00%		$29,162,484

Percentages are stated as a percent of net assets.

(a)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $3,151,307 which represents 10.81% of total net assets.
(b)	In default.
(c)	These securities have limited liquidity and represent $637,026 or 2.18% of the Fund’s net assets and are classified as Level 2 securities. See Note 2 in the Notes to Schedule of Investments.
(d)	Non-income producing security.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS ), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedule of Investments.

(This Page Intentionally Left Blank.)

Brandes Investment Trust

STATEMENTS OF ASSETS AND LIABILITIES — March 31, 2016 (Unaudited)

	Brandes International Equity Fund	Brandes Global Equity Fund
ASSETS
Investment in securities, at value(1)
Unaffiliated issuers	$625,221,770	$47,109,926
Affiliated issuers	—	—
Cash	—	—
Foreign Currency(1)	193,484	20,167
Receivables:
Securities sold	3,902,107	264,044
Fund shares sold	1,384,506	14,233
Dividends and interest	3,637,338	239,297
Foreign currency spot trade	3,406	—
Tax reclaims	456,620	21,224
Due from Advisor	—	—
Prepaid expenses and other assets	91,366	32,209

Total Assets	634,890,597	47,701,100

LIABILITIES
Payables:
Securities purchased	710,823	—
Fund shares redeemed	1,256,594	84,165
Due to Advisor	422,240	16,002
12b-1 Fee	11,556	2,274
Trustee Fees	22,887	4,446
Dividends payable	77,781	1,354
Foreign tax witholding	420,478	24,192
Foreign currency spot trade payable	—	—
Accrued expenses	174,857	57,905

Total Liabilities	3,097,216	190,338

NET ASSETS	$631,793,381	$47,510,762

COMPONENTS OF NET ASSETS
Paid-in capital	$787,232,930	$49,259,385
Undistributed net investment income (loss)	(1,414,634)	(48,673)
Accumulated net realized gain (loss) on investments and foreign currency	(63,331,149)	(1,161,638)
Net unrealized appreciation (depreciation) on:
Investments	(90,701,261)	(539,232)
Foreign currency	7,495	920

Total Net Assets	$631,793,381	$47,510,762

Net asset value, offering price and redemption proceeds per share
Class A Shares
Net Assets	$13,891,333	$4,678,899
Shares outstanding (unlimited shares authorized without par value)	909,782	229,213
Offering and redemption price	$15.27	$20.41

Maximum offering price per share*	$16.20	$21.66

Class C Shares
Net Assets	$13,940,560	$1,927,090
Shares outstanding (unlimited shares authorized without par value)	920,032	94,942
Offering and redemption price	$15.15	$20.30

Class E Shares
Net Assets	$660,957	$59,710
Shares outstanding (unlimited shares authorized without par value)	43,313	2,971
Offering and redemption price	$15.26	$20.10

Class I Shares
Net Assets	$603,300,424	$40,845,063
Shares outstanding (unlimited shares authorized without par value)	39,445,651	1,989,887
Offering and redemption price	$15.29	$20.53

Class R6 Shares
Net Assets	$107	N/A
Shares outstanding (unlimited shares authorized without par value)	7	N/A
Offering and redemption price	$15.29	N/A

(1) Cost of :
Investments in securities
Unaffiliated issuers	$715,923,031	$47,649,158
Affiliated issuers	—	—
Foreign currency	193,313	20,172

*	Includes a sales load of 5.75% for the International, Global, Global Equity Income, Global Opportunities Value, Emerging Markets Value, and International Small Cap Funds and 3.75% for the Core Plus Fixed Income and Credit Focus Yield Funds. (see Note 7 of the Notes to Financial Statements)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF ASSETS AND LIABILITIES — March 31, 2016 (Unaudited) (continued)

Brandes Global Equity Income Fund	Brandes Global Opportunities Value Fund	Brandes Emerging Markets Value Fund	Brandes International Small Cap Fund	Brandes Core Plus Fixed Income Fund	Brandes Credit Focus Yield Fund

$676,803	$7,547,204	$1,029,390,838	$1,099,697,807	$78,542,996	$28,816,989
—	—	—	85,423,504	—	—
—	—	—	459,969	—	—
184	—	108,666	15,256,428	—	—

4,476	—	10,003,459	3,533,421	—	—
—	4,500	1,877,446	4,612,727	338,988	—
3,338	37,804	4,348,924	4,052,442	760,029	366,523
—	—	33,698	1,761	—	—
76	3,785	240,277	316,385	—	—
14,039	15,398	—	—	—	142
7,570	15,926	132,685	94,372	34,228	26,577

706,486	7,624,617	1,046,135,993	1,213,448,816	79,676,241	29,210,231

3,700	—	—	5,524,453	1,057,376	—
—	2	1,788,609	1,260,330	50,757	62
—	—	737,046	972,324	7,358	—
1	70	72,902	27,519	637	549
6,063	5,933	40,441	34,000	5,130	3,578
126	57	206,556	—	3,372	2,444
292	4,398	734,177	458,268	—	—
27	—	—	—	—	—
39,067	43,104	448,666	232,575	55,419	41,114

49,276	53,564	4,028,397	8,509,469	1,180,049	47,747

$657,210	$7,571,053	$1,042,107,596	$1,204,939,347	$78,496,192	$29,162,484

$654,033	$7,868,168	$1,433,783,850	$1,202,457,409	$78,039,489	$29,533,711
137	(6,033)	(3,426,499)	(12,351,526)	(18,027)	(7,861)
9,651	(24,199)	(139,080,237)	2,982,973	54,952	350,172

(6,595)	(267,351)	(249,289,824)	11,304,811	419,778	(713,538)
(16)	468	120,306	545,680	—	—

$657,210	$7,571,053	$1,042,107,596	$1,204,939,347	$78,496,192	$29,162,484

$100	$243,395	$296,408,612	$77,719,313	$2,672,306	$1,944,324
10	24,979	41,088,099	5,911,269	293,156	196,457
$10.17	$9.74	$7.21	$13.15	$9.12	$9.90

$10.79	$10.34	$7.65	$13.95	$9.47	$10.28

$105	$32,561	$19,412,741	$18,520,776	N/A	N/A
10	3,356	2,713,077	1,429,597	—	—
$10.13	$9.70	$7.16	$12.96	N/A	N/A

N/A	N/A	N/A	N/A	$343,742	N/A
—	—	—	—	37,381	—
N/A	N/A	N/A	N/A	$9.20	N/A

$657,005	$7,295,097	$726,286,243	$1,108,699,258	$75,480,144	$27,218,160
65,082	750,465	100,339,540	84,065,413	8,231,125	2,750,831
$10.10	$9.72	$7.24	$13.19	$9.17	$9.89

N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

$683,398	$7,814,555	$1,278,680,662	$1,069,957,127	$78,123,218	$29,530,527
—	—	—	103,859,373	—	—
185	—	107,655	14,742,603	—	—

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF OPERATIONS — For the Six Months Ended March 31, 2016 (Unaudited)

	Brandes International Equity Fund	Brandes Global Equity Fund
INVESTMENT INCOME
Income
Dividend income
Unaffiliated issuers	$7,528,940	$672,874
Affiliated issuers	—	—
Less: foreign taxes withheld	(905,863)	(53,585)
Interest income	406	6,336
Less: Foreign taxes withheld	—	—
Income from securities lending	65,971	19,213
Miscellaneous Income	—	—

Total Income	6,689,454	644,838

Expenses
Advisory fees (Note 3)	2,441,821	197,454
Custody fees	85,125	6,395
Administration fees (Note 3)	73,949	7,032
Insurance expense	2,819	175
Legal fees	13,943	1,894
Printing fees	22,585	2,973
Miscellaneous	10,635	2,164
Registration expense	42,540	26,967
Trustee fees	40,061	3,644
Transfer agent fees	63,950	32,362
12b-1 Fees – Class A	17,205	3,689
12b-1 Fees – Class C	49,497	8,624
Shareholder Service Fees – Class C	16,499	2,875
Shareholder Service Fees – Class E	1,421	—
Sub-Transfer Agency Fees – Class I	145,589	10,994
Accounting fees	37,913	32,260
Auditing fees	19,695	17,738
Organizational costs	—	—

Total expenses	3,085,247	357,240
Expense recoupment (reimbursement / waiver)	42,703	(95,071)

Total expenses net of recoupment / reimbursement / waiver	3,127,950	262,169

Net investment income	3,561,504	382,669

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Unaffiliated investments	(6,508,529)	(876,587)
Foreign currency transactions	13,782	(10,141)

Net realized gain (loss)	(6,494,747)	(886,728)

Net change in unrealized appreciation (depreciation) on:
Investments	20,963,163	457,431
Foreign currency transactions	61,254	3,474

Net unrealized appreciation (depreciation)	21,024,417	460,905

Net realized and unrealized gain (loss) on investments and foreign currency transactions	14,529,670	(425,823)

Net Increase (Decrease) in net assets resulting from operations	$18,091,174	$(43,154)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF OPERATIONS — For the Six Months Ended March 31, 2016 (Unaudited) (continued)

Brandes Global Equity Income Fund	Brandes Global Opportunities Value Fund	Brandes Emerging Markets Value Fund	Brandes International Small Cap Fund	Brandes Core Plus Fixed Income Fund	Brandes Credit Focus Yield Fund

$10,708	$78,874	$10,886,403	$6,758,385	$37,687	$31,066
—	—	—	1,678,926	—	—
(571)	(8,150)	(1,148,802)	(828,114)	—	—
—	8,230	8,816	12,804	1,181,085	522,558
—	—	(1,280)	(1,179)	—	—
—	—	—	19,769	—	—
—	—	—	—	4,813	2,688

10,137	78,954	9,745,137	7,640,591	1,223,585	556,312

2,512	34,101	4,624,703	4,962,552	132,698	71,901
2,417	4,307	337,743	108,291	5,992	3,163
368	1,034	130,530	118,424	9,164	3,659
84	84	7,705	3,649	359	172
5,378	5,480	23,207	21,774	2,361	1,345
337	716	77,424	39,347	3,990	1,003
916	1,014	20,815	16,159	1,930	1,000
7,071	36,780	75,436	48,543	25,920	17,638
84	168	67,811	63,517	5,128	2,114
22,510	22,677	257,226	95,409	26,058	16,089
—	402	355,861	101,031	2,957	2,472
—	109	67,276	63,305	N/A	N/A
—	37	22,426	21,102	N/A	N/A
N/A	N/A	N/A	N/A	1,188	N/A
157	1,707	167,748	236,760	18,128	—
27,251	29,828	37,361	38,689	29,342	23,307
15,876	16,877	18,736	17,538	18,946	18,147
4,094	4,094	—	—	—	—

89,055	159,415	6,292,008	5,956,090	284,161	162,010
(85,914)	(117,588)	(394,163)	191,748	(91,302)	(63,792)

3,141	41,827	5,897,845	6,147,838	192,859	98,218

6,996	37,127	3,847,292	1,492,753	1,030,726	458,094

13,172	(5,620)	(102,330,311)	8,854,925	122,309	14,945
(194)	(5,986)	(937,142)	(927,829)	—	—

12,978	(11,606)	(103,267,453)	7,927,096	122,309	14,945

33,233	150,792	258,858,980	77,286,029	(293,130)	(376,306)
69	562	137,257	559,000	—	—

33,302	151,354	258,996,237	77,845,029	(293,130)	(376,306)

46,280	139,748	155,728,784	85,772,125	(170,821)	(361,361)

$53,276	$176,875	$159,576,076	$87,264,878	$859,905	$96,733

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Brandes International Equity Fund		Brandes Global Equity Fund
	Six Months Ended March 31, 2016	Year Ended September 30, 2015	Six Months Ended March 31, 2016	Year Ended September 30, 2015
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,561,504	$11,788,240	$382,669	$816,216
Net realized gain (loss) on:
Investments	(6,508,529)	30,830,886	(876,587)	2,652,631
Foreign currency transactions	13,782	(339,603)	(10,141)	(6,526)
Net unrealized appreciation (depreciation) on:
Investments	20,963,163	(102,057,414)	457,431	(7,122,486)
Foreign currency transactions	61,254	(59,332)	3,474	(334)

Net increase (decrease) in net assets resulting from operations	18,091,174	(59,837,223)	(43,154)	(3,660,499)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(96,623)	(252,436)	(26,250)	(27,075)
Class C	(50,120)	(147,039)	(8,509)	(17,646)
Class E	(6,982)	(32,004)	(612)	(4,102)
Class I	(4,868,972)	(11,055,569)	(379,685)	(755,709)
Class R6	(1)	N/A	N/A	N/A
From net realized gains
Class A	—	—	(117,360)	(138,191)
Class C	—	—	(144,639)	(95,408)
Class E	—	—	(13,647)	(17,354)
Class I	—	—	(2,617,644)	(3,049,426)
Class R6	—	N/A	N/A	N/A

Decrease in net assets from distributions	(5,022,698)	(11,487,048)	(3,308,346)	(4,104,911)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	149,891,383	297,808,360	5,584,527	17,889,572
Net asset value of shares issued on reinvestment of distributions	4,845,315	10,943,349	3,271,715	4,042,087
Cost of shares redeemed	(125,304,887)	(195,676,939)	(8,497,974)	(12,125,187)

Net increase in net assets from capital share transactions	29,431,811	113,074,770	358,268	9,806,472

Total increase (decrease) in net assets	42,500,287	41,750,499	(2,993,232)	2,041,062

NET ASSETS
Beginning of the Period	589,293,094	547,542,595	50,503,994	48,462,932

End of the Period	$631,793,381	$589,293,094	$47,510,762	$50,503,994

Undistributed net investment income (loss)	$(1,414,634)	$46,560	$(48,673)	$(16,286)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Brandes Global Equity Income Fund		Brandes Global Opportunities Value Fund		Brandes Emerging Markets Value Fund
	Six Months Ended March 31, 2016	Period Ended September 30, 2015*	Six Months Ended March 31, 2016	Period Ended September 30, 2015*	Six Months Ended March 31, 2016	Year Ended September 30, 2015
	(Unaudited)		(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$6,996	$13,809	$37,127	$31,468	$3,847,292	$19,080,666
Net realized gain (loss) on:
Investments	13,172	9,317	(5,620)	67,349	(102,330,311)	(33,870,174)
Foreign currency transactions	(194)	(882)	(5,986)	(3,635)	(937,142)	(1,133,847)
Net unrealized appreciation (depreciation) on:
Investments	33,233	(39,828)	150,792	(418,143)	258,858,980	(468,102,778)
Foreign currency transactions	69	(85)	562	(94)	137,257	(39,521)

Net increase (decrease) in net assets resulting from operations	53,276	(17,669)	176,875	(323,055)	159,576,076	(484,065,654)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(1)	(1)	(2,219)	(1,909)	(680,855)	(5,101,168)
Class C	(1)	(1)	(130)	(90)	—	(239,742)
Class E	N/A	N/A	N/A	N/A	N/A	N/A
Class I	(7,286)	(12,859)	(47,116)	(25,605)	(2,253,405)	(16,727,079)
From net realized gains
Class A	(2)	—	(3,623)	—	—	(6,331,579)
Class C	(2)	—	(304)	—	—	(637,122)
Class E	N/A	N/A	N/A	N/A	N/A	N/A
Class I	(12,640)	—	(70,302)	—	—	(29,027,390)

Decrease in net assets from distributions	(19,932)	(12,861)	(123,694)	(27,604)	(2,934,260)	(58,064,080)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	—	622,809	5,345,676	3,665,181	276,739,539	972,112,934
Net asset value of shares issued on reinvestment of distributions	19,205	12,382	65,020	27,160	2,558,739	48,481,410
Cost of shares redeemed	—	—	(1,234,506)	—	(432,972,962)	(875,791,522)

Net increase (decrease) in net assets from capital share transactions	19,205	635,191	4,176,190	3,692,341	(153,674,684)	144,802,822

Total increase (decrease) in net assets	52,549	604,661	4,229,371	3,341,682	2,967,132	(397,326,912)

NET ASSETS
Beginning of the Period	604,661	—	3,341,682	—	1,039,140,464	1,436,467,376

End of the Period	$657,210	$604,661	$7,571,053	$3,341,682	$1,042,107,596	$1,039,140,464

Undistributed net investment income (loss)	$137	$429	$(6,033)	$6,305	$(3,426,499)	$(4,339,531)

*	Commenced operations on December 31, 2014.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Brandes International Small Cap Fund		Brandes Core Plus Fixed Income Fund		Brandes Credit Focus Yield Fund
	Six Months Ended March 31, 2016	Year Ended September 30, 2015	Six Months Ended March 31, 2016	Year Ended September 30, 2015	Six Months Ended March 31, 2016	Year Ended September 30, 2015
	(Unaudited)		(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,492,753	$4,208,745	$1,030,726	$1,447,080	$458,094	$740,223
Net realized gain (loss) on:
Investments	8,854,925	24,636,722	122,309	57,956	14,945	(17,869)
Foreign currency transactions	(927,829)	(237,021)	—	—	—	—
Net unrealized appreciation (depreciation) on:
Investments	77,286,029	(60,332,960)	(293,130)	(459,241)	(376,306)	(583,671)
Foreign currency transactions	559,000	8,916	—	—	—	—

Net increase (decrease) in net assets resulting from operations	87,264,878	(31,715,598)	859,905	1,045,795	96,733	138,683

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(1,362,106)	(701,245)	(30,001)	(47,510)	(29,161)	(47,030)
Class C	(237,168)	(141,085)	N/A	N/A	N/A	N/A
Class E	N/A	N/A	(11,587)	(40,927)	N/A	N/A
Class I	(14,700,410)	(9,854,648)	(1,007,165)	(1,406,481)	(428,795)	(708,709)
From net realized gains
Class A	(1,347,940)	(1,474,067)	(1,614)	(11,199)	—	(1,320)
Class C	(268,103)	(411,606)	N/A	N/A	N/A	N/A
Class E	N/A	N/A	(1,430)	(9,854)	N/A	N/A
Class I	(14,618,967)	(17,794,096)	(64,613)	(268,927)	—	(17,275)

Decrease in net assets from distributions	(32,534,694)	(30,376,747)	(1,116,410)	(1,784,898)	(457,956)	(774,334)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	317,750,463	676,989,096	14,303,690	42,844,221	92,904	535,825
Net asset value of shares issued on reinvestment of distributions	31,781,573	29,204,882	1,094,924	1,757,928	442,984	754,855
Cost of shares redeemed	(171,165,633)	(302,592,645)	(12,742,153)	(15,036,102)	(388,058)	(335,206)

Net increase in net assets from capital share transactions	178,366,403	403,601,333	2,656,461	29,566,047	147,830	955,474

Total increase (decrease) in net assets	233,096,587	341,508,988	2,399,956	28,826,944	(213,393)	319,823

NET ASSETS
Beginning of the Period	971,842,760	630,333,772	76,096,236	47,269,292	29,375,877	29,056,054

End of the Period	$1,204,939,347	$971,842,760	$78,496,192	$76,096,236	$29,162,484	$29,375,877

Undistributed net investment income (loss)	$(12,351,526)	$2,455,405	$(18,027)	$—	$(7,861)	$(7,999)

The accompanying notes to financial statements are an integral part of this statement.

(This Page Intentionally Left Blank.)

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain/(loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes International Equity Fund
Class A(8)
3/31/2016 (Unaudited)	$14.90	0.08	0.40	0.48	(0.11)	—
9/30/2015	$16.58	0.35	(1.73)	(1.38)	(0.30)	—
9/30/2014	$16.03	0.33	0.56	0.89	(0.34)	—
9/30/2013	$13.50	0.34	3.02	3.36	(0.83)	—
9/30/2012	$13.00	0.38	0.76	1.14	(0.64)	—
1/31/2011(3) – 9/30/2011	$15.74	0.26	(3.00)	(2.74)	—	—
Class C
3/31/2016 (Unaudited)	$14.79	0.02	0.39	0.41	(0.05)	—
9/30/2015	$16.48	0.24	(1.73)	(1.49)	(0.20)	—
9/30/2014	$15.98	0.20	0.55	0.75	(0.25)	—
1/31/2013(3) – 9/30/2013	$14.30	0.15	1.84	1.99	(0.31)	—
Class E
3/31/2016 (Unaudited)	$14.89	0.08	0.39	0.47	(0.10)	—
9/30/2015	$16.56	0.18	(1.58)	(1.40)	(0.27)	—
9/30/2014	$16.01	0.33	0.54	0.87	(0.32)	—
9/30/2013	$13.48	0.33	3.03	3.36	(0.84)	—
9/30/2012	$12.97	0.41	0.74	1.15	(0.64)	—
9/30/2011	$14.91	0.37	(1.96)	(1.59)	(0.35)	—
Class I
3/31/2016 (Unaudited)	$14.92	0.09	0.40	0.49	(0.12)	—
9/30/2015	$16.60	0.35	(1.70)	(1.35)	(0.33)	—
9/30/2014	$16.05	0.36	0.56	0.92	(0.37)	—
9/30/2013	$13.50	0.35	3.04	3.39	(0.84)	—
9/30/2012	$12.99	0.41	0.76	1.17	(0.66)	—
9/30/2011	$14.92	0.40	(1.98)	(1.58)	(0.35)	—
Class R6
2/1/2016(3) – 3/31/2016 (Unaudited)	$14.41	0.09	0.84	0.93	(0.05)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The Total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.
(9)	The Total return figure is the since inception return for the class which commenced operations on February 1, 2016.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

Net asset value, end of period	Total return(6)		Net assets, end of period (millions)	Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$15.27	3.20	%(1)	$13.9	1.19	%(2)	1.01	%(2)	1.19	%(2)	1.01	%(2)	8.23	%(1)
$14.90	(8.47)%		$13.1	1.18%		2.08%		1.18%		2.08%		27.50%
$16.58	5.47%		$9.0	1.19%		1.92%		1.18%		1.93%		39.53%
$16.03	26.06%		$0.7	1.23%		2.25%		1.31%		2.17%		19.43%
$13.50	8.94%		$—	1.40%		2.86%		1.45%		2.81%		13.47%
$13.00	(17.41	)%(1)	$—	1.30	%(2)	2.54	%(2)	1.30	%(2)	2.54	%(2)	4.99	%(1)

$15.15	2.80	%(1)	$13.9	1.94	%(2)	0.26	%(2)	1.94	%(2)	0.26	%(2)	8.23	%(1)
$14.79	(9.14)%		$12.0	1.93%		1.43%		1.93%		1.43%		27.50%
$16.48	4.64%		$4.3	1.93%		1.19%		1.93%		1.19%		39.53%
$15.98	14.17	%(7)	$0.1	1.95	%(2)	1.53	%(2)	1.97	%(2)	1.51	%(2)	19.43	%(1)

$15.26	3.18	%(1)	$0.7	1.18	%(2)	1.01	%(2)	1.18	%(2)	1.01	%(2)	8.23	%(1)
$14.89	(8.59)%		$1.7	1.18%		1.13%		1.18%		1.13%		27.50%
$16.56	5.38%		$12.3	1.19%		1.93%		1.18%		1.94%		39.53%
$16.01	26.15%		$22.0	1.22%		2.26%		1.23%		2.25%		19.43%
$13.48	9.05%		$6.6	1.18%		3.09%		1.23%		3.04%		13.47%
$12.97	(11.04)%		$4.4	1.32%		2.40%		1.32%		2.40%		4.99%

$15.29	3.30	%(1)	$603.3	1.00	%(2)	1.20	%(2)	0.99	%(2)	1.21	%(2)	8.23	%(1)
$14.92	(8.30)%		$562.5	1.00%		2.10%		0.98%		2.12%		27.50%
$16.60	5.61%		$521.9	1.00%		2.12%		0.99%		2.13%		39.53%
$16.05	26.43%		$404.4	1.03%		2.45%		1.15%		2.33%		19.43%
$13.50	9.09%		$352.7	1.16%		3.11%		1.21%		3.06%		13.47%
$12.99	(10.95)%		$454.7	1.14%		2.58%		1.14%		2.58%		4.99%

$15.29	6.48	%(9)	$—	0.82	%(2)	1.38	%(2)	0.94	%(2)	1.26	%(2)	8.23	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain/(loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Global Equity Fund
Class A(8)
3/31/2016 (Unaudited)	$21.85	0.14	(0.12)	0.02	(0.17)	(1.29)
9/30/2015	$25.43	0.27	(1.90)	(1.63)	(0.33)	(1.62)
9/30/2014	$24.20	0.43	2.00	2.43	(0.44)	(0.76)
9/30/2013	$20.27	0.38	4.80	5.18	(0.91)	(0.34)
9/30/2012	$19.19	0.43	2.22	2.65	(0.44)	(1.13)
1/31/2011(3) – 9/30/2011	$22.34	0.29	(3.44)	(3.15)	—	—
Class C
3/31/2016 (Unaudited)	$21.73	0.06	(0.12)	(0.06)	(0.08)	(1.29)
9/30/2015	$25.31	0.16	(1.92)	(1.76)	(0.20)	(1.62)
9/30/2014	$24.14	0.24	1.99	2.23	(0.30)	(0.76)
1/31/2013(3) – 9/30/2013	$21.21	0.15	3.12	3.27	(0.34)	—
Class E
3/31/2016 (Unaudited)	$21.55	0.15	(0.12)	0.03	(0.19)	(1.29)
9/30/2015	$25.16	0.32	(1.93)	(1.61)	(0.38)	(1.62)
9/30/2014	$24.00	0.43	1.99	2.42	(0.50)	(0.76)
9/30/2013	$20.17	0.37	4.77	5.14	(0.97)	(0.34)
9/30/2012	$19.13	0.44	2.20	2.64	(0.47)	(1.13)
9/30/2011	$21.73	0.51	(1.59)	(1.08)	(0.44)	(1.08)
Class I
3/31/2016 (Unaudited)	$21.95	0.17	(0.12)	0.05	(0.18)	(1.29)
9/30/2015	$25.52	0.39	(1.97)	(1.58)	(0.37)	(1.62)
9/30/2014	$24.26	0.50	2.00	2.50	(0.48)	(0.76)
9/30/2013	$20.33	0.43	4.81	5.24	(0.98)	(0.34)
9/30/2012	$19.22	0.49	2.22	2.71	(0.47)	(1.13)
9/30/2011	$21.76	0.51	(1.53)	(1.02)	(0.44)	(1.08)

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The Total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

Net asset value, end of period	Total return(6)		Net assets, end of period (millions)	Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$20.41	(0.22	)%(1)	$4.7	1.25	%(2)	1.37	%(2)	1.61	%(2)	1.01	%(2)	8.67	%(1)
$21.85	(6.99)%		$1.8	1.25%		1.15%		1.66%		0.74%		25.06%
$25.43	10.18%		$1.2	1.25%		1.67%		1.71%		1.21%		30.33%
$24.20	26.81%		$0.3	1.25%		1.72%		1.97%		1.00%		24.37%
$20.27	14.38%		$0.1	1.25%		2.23%		2.00%		1.47%		18.00%
$19.19	(14.10	)%(1)	$—	1.25	%(2)	2.05	%(2)	1.74	%(2)	1.56	%(2)	23.94	%(1)

$20.30	(0.59	)%(1)	$1.9	2.00	%(2)	0.61	%(2)	2.33	%(2)	0.28	%(2)	8.67	%(1)
$21.73	(7.62)%		$2.4	2.00%		0.66%		2.42%		0.24%		25.06%
$25.31	9.34%		$1.1	2.00%		0.92%		2.46%		0.46%		30.33%
$24.14	15.50	%(7)	$0.1	2.00	%(2)	0.97	%(2)	2.71	%(2)	0.26	%(2)	24.37%

$20.10	(0.17	)%(1)	$0.1	1.25	%(2)	1.36	%(2)	1.32	%(2)	1.29	%(2)	8.67	%(1)
$21.55	(6.97)%		$0.3	1.25%		1.33%		1.42%		1.16%		25.06%
$25.16	10.20%		$0.3	1.25%		1.68%		1.48%		1.45%		30.33%
$24.00	26.80%		$0.2	1.25%		1.71%		1.76%		1.20%		24.37%
$20.17	14.35%		$0.2	1.25%		2.23%		1.69%		1.78%		18.00%
$19.13	(5.80)%		$0.2	1.25%		2.05%		1.69%		1.62%		23.94%

$20.53	(0.05	)%(1)	$40.8	1.00	%(2)	1.61	%(2)	1.39	%(2)	1.22	%(2)	8.67	%(1)
$21.95	(6.75)%		$46.0	1.00%		1.61%		1.47%		1.14%		25.06%
$25.52	10.46%		$45.9	1.00%		1.93%		1.53%		1.40%		30.33%
$24.26	27.12%		$39.4	1.00%		1.96%		1.75%		1.21%		24.37%
$20.33	14.67%		$30.1	1.00%		2.47%		1.68%		1.79%		18.00%
$19.22	(5.51)%		$36.4	1.00%		2.30%		1.44%		1.86%		23.94%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain/(loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Global Equity Income Fund
Class A
3/31/2016 (Unaudited)	$9.62	0.10	0.75	0.85	(0.10)	(0.20)
12/31/2014(3) – 9/30/2015	$10.00	0.23	(0.46)	(0.23)	(0.15)	—
Class C
3/31/2016 (Unaudited)	$9.60	0.07	0.73	0.80	(0.07)	(0.20)
12/31/2014(3) – 9/30/2015	$10.00	0.23	(0.52)	(0.29)	(0.11)	—
Class I
3/31/2016 (Unaudited)	$9.57	0.11	0.73	0.84	(0.11)	(0.20)
12/31/2014(3) – 9/30/2015	$10.00	0.23	(0.45)	(0.22)	(0.21)	—

Brandes Global Opportunities Value Fund
Class A
3/31/2016 (Unaudited)	$9.36	0.04	0.48	0.52	(0.05)	(0.09)
12/31/2014(3) – 9/30/2015	$10.00	0.12	(0.68)	(0.56)	(0.08)	—
Class C
3/31/2016 (Unaudited)	$9.33	0.00	0.50	0.50	(0.04)	(0.09)
12/31/2014(3) – 9/30/2015	$10.00	0.12	(0.75)	(0.63)	(0.04)	—
Class I
3/31/2016 (Unaudited)	$9.33	0.05	0.49	0.54	(0.06)	(0.09)
12/31/2014(3) – 9/30/2015	$10.00	0.12	(0.71)	(0.59)	(0.08)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The Total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on December 31, 2014.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

Net asset value, end of period	Total return(6)		Net assets, end of period (millions)	Ratio of net expenses to average net assets(2)(4)	Ratio of net investment income to average net assets(2)(4)	Ratio of expenses (prior to reimburse- ments) to average net assets(2)	Ratio of net investment income (prior to reimburse- ments) to average net assets(2)	Portfolio turnover rate(1)

$10.17	8.96	%(1)	$—	1.25%	1.98%	28.56%	(25.33)%	11.27%
$9.62	(2.44	)%(7)	$—	1.25%	2.90%	570.42%	(566.27)%	16.78%

$10.13	8.38	%(1)	$—	2.00%	1.23%	29.31%	(26.08)%	11.27%
$9.60	(2.99	)%(7)	$—	2.00%	2.90%	572.75%	(567.85)%	16.78%

$10.10	8.88	%(1)	$0.7	1.00%	2.23%	28.36%	(25.13)%	11.27%
$9.57	(2.36	)%(7)	$0.6	1.00%	2.90%	37.61%	(33.71)%	16.78%

$9.74	5.67	%(1)	$0.3	1.40%	0.80%	4.64%	(2.44)%	13.20%
$9.36	(5.66	)%(7)	$0.3	1.40%	1.29%	9.85%	(7.16)%	15.12%

$9.70	5.40	%(1)	$—	2.15%	0.05%	5.43%	(3.23)%	13.20%
$9.33	(6.33	)%(7)	$—	2.15%	1.86%	13.79%	(9.78)%	15.12%

$9.72	5.85	%(1)	$7.3	1.15%	1.05%	4.43%	(2.23)%	13.20%
$9.33	(5.92	)%(7)	$3.0	1.15%	1.55%	11.77%	(9.07)%	15.12%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain/(loss) on investments	Net increase from payments by affiliates		Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Emerging Markets Value Fund
Class A(8)
3/31/2016 (Unaudited)	$6.19	0.02	1.02	—		1.04	(0.02)	—
9/30/2015	$9.56	0.11	(3.12)	—		(3.01)	(0.13)	(0.23)
9/30/2014	$9.23	0.11	0.53	—		0.64	(0.10)	(0.21)
9/30/2013	$8.96	0.11	0.59	—		0.70	(0.22)	(0.21)
9/30/2012	$7.85	0.17	1.10	—		1.27	(0.08)	(0.08)
1/31/2011(3) – 9/30/2011	$10.00	0.14	(2.29)	—	(9)	(2.15)	—	—
Class C
3/31/2016 (Unaudited)	$6.15	0.00	1.01	—		1.01	—	—
9/30/2015	$9.51	0.05	(3.10)	—		(3.05)	(0.08)	(0.23)
9/30/2014	$9.19	0.03	0.54	—		0.57	(0.04)	(0.21)
1/31/2013(3) – 9/30/2013	$9.54	0.02	(0.30)	—		(0.28)	(0.07)	—
Class I
3/31/2016 (Unaudited)	$6.21	0.03	1.02	—		1.05	(0.02)	—
9/30/2015	$9.58	0.13	(3.12)	—		(2.99)	(0.15)	(0.23)
9/30/2014	$9.24	0.13	0.54	—		0.67	(0.12)	(0.21)
9/30/2013	$8.99	0.13	0.56	—		0.69	(0.23)	(0.21)
9/30/2012	$7.86	0.20	1.10	—		1.30	(0.09)	(0.08)
1/31/2011(3) – 9/30/2011	$10.00	0.15	(2.29)	—	(9)	(2.14)	—	—

Brandes International Small Cap Fund
Class A(8)
3/31/2016 (Unaudited)	$12.58	0.01	0.95	—		0.96	(0.19)	(0.20)
9/30/2015	$13.55	0.04	(0.43)	—		(0.39)	(0.17)	(0.41)
9/30/2014	$13.72	0.06	1.02	—		1.08	(0.36)	(0.89)
9/30/2013	$10.56	0.06	3.36	—		3.42	(0.14)	(0.12)
1/31/2012(3) – 9/30/2012	$10.00	0.10	0.46	—		0.56	—	—
Class C
3/31/2016 (Unaudited)	$12.42	(0.04)	0.95	—		0.91	(0.17)	(0.20)
9/30/2015	$13.45	(0.04)	(0.44)	—		(0.48)	(0.14)	(0.41)
9/30/2014	$13.68	(0.04)	1.02	—		0.98	(0.32)	(0.89)
1/31/2013(3) – 9/30/2013	$11.90	(0.02)	1.83	—		1.81	(0.03)	—
Class I
3/31/2016 (Unaudited)	$12.61	0.02	0.96	—		0.98	(0.20)	(0.20)
9/30/2015	$13.58	0.08	(0.44)	—		(0.36)	(0.20)	(0.41)
9/30/2014	$13.74	0.09	1.03	—		1.12	(0.39)	(0.89)
9/30/2013	$10.56	0.09	3.37	—		3.46	(0.16)	(0.12)
1/31/2012(3) – 9/30/2012	$10.00	0.10	0.46	—		0.56	—	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The Total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.
(9)	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

Net asset value, end of period	Total return(6)		Net assets, end of period (millions)	Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$7.21	16.75	%(1)	$296.4	1.37	%(2)	0.63	%(2)	1.42	%(2)	0.58	%(2)	7.79	%(1)
$6.19	(32.32)%		$295.6	1.37%		1.46%		1.40%		1.43%		35.02%
$9.56	7.09%		$266.9	1.37%		1.10%		1.37%		1.10%		22.54%
$9.23	8.09%		$131.7	1.37%		1.16%		1.46%		1.07%		21.74%
$8.96	16.40%		$68.1	1.37%		2.03%		1.60%		1.79%		28.59%
$7.85	(21.50	)%(1)	$38.4	1.37	%(2)	2.12	%(2)	1.64	%(2)	1.85	%(2)	94.70	%(1)

$7.16	16.42	%(1)	$19.4	2.12	%(2)	(0.12	)%(2)	2.17	%(2)	(0.17	)%(2)	7.79	%(1)
$6.15	(32.83)%		$18.4	2.12%		0.62%		2.14%		0.60%		35.02%
$9.51	6.38%		$25.3	2.12%		0.35%		2.13%		0.34%		22.54%
$9.19	(2.84	)%(7)	$5.3	2.12	%(2)	0.42	%(2)	2.20	%(2)	0.34	%(2)	21.74	%(1)

$7.24	16.97	%(1)	$726.3	1.12	%(2)	0.88	%(2)	1.22	%(2)	0.78	%(2)	7.79	%(1)
$6.21	(32.13)%		$725.1	1.12%		1.58%		1.19%		1.51%		35.02%
$9.58	7.41%		$1,144.3	1.12%		1.34%		1.18%		1.28%		22.54%
$9.24	8.20%		$287.7	1.12%		1.41%		1.26%		1.27%		21.74%
$8.99	16.79%		$134.5	1.12%		2.26%		1.35%		2.03%		28.59%
$7.86	(21.40	)%(1)	$71.9	1.11	%(2)	2.38	%(2)	1.35	%(2)	2.14	%(2)	94.70	%(1)

$13.15	7.88	%(1)	$77.7	1.31	%(2)	0.15	%(2)	1.31	%(2)	0.15	%(2)	8.98	%(1)
$12.58	(2.76)%		$79.1	1.40%		0.35%		1.32%		0.43%		24.82%
$13.55	8.36%		$50.1	1.40%		0.42%		1.39%		0.43%		24.30%
$13.72	32.98%		$31.2	1.40%		0.49%		1.68%		0.21%		24.45%
$10.56	5.60	%(1)	$38.4	1.40	%(2)	1.19	%(2)	2.16	%(2)	0.43	%(2)	13.55	%(1)

$12.96	7.46	%(1)	$18.5	2.06	%(2)	(0.60	)%(2)	2.06	%(2)	(0.60	)%(2)	8.98	%(1)
$12.42	(3.49)%		$15.1	2.07%		(0.34)%		2.07%		(0.34)%		24.82%
$13.45	7.60%		$12.3	2.14%		(0.32)%		2.14%		(0.32)%		24.30%
$13.68	15.23	%(7)	$1.5	2.15	%(2)	(0.25	)%(2)	2.40	%(2)	(0.50	)%(2)	24.45	%(1)

$13.19	7.91	%(1)	$1,108.7	1.15	%(2)	0.31	%(2)	1.11	%(2)	0.35	%(2)	8.98	%(1)
$12.61	(2.58)%		$877.6	1.15%		0.59%		1.12%		0.62%		24.82%
$13.58	8.67%		$567.9	1.15%		0.67%		1.18%		0.64%		24.30%
$13.74	33.41%		$81.5	1.15%		0.74%		1.48%		0.31%		24.45%
$10.56	5.60	%(1)	$38.4	1.15	%(2)	1.44	%(2)	1.91	%(2)	0.68	%(2)	13.55	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain/(loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Core Plus Fixed Income Fund
Class A
3/31/2016 (Unaudited)	$9.14	0.11	(0.01)	0.10	(0.11)	(0.01)
9/30/2015	$9.22	0.19	(0.02)	0.17	(0.20)	(0.05)
9/30/2014	$9.16	0.25	0.06	0.31	(0.24)	(0.01)
1/31/2013(3) – 9/30/2013	$9.43	0.20	(0.28)	(0.08)	(0.19)	—
Class E
3/31/2016 (Unaudited)	$9.22	0.11	(0.01)	0.10	(0.11)	(0.01)
9/30/2015	$9.30	0.19	(0.02)	0.17	(0.20)	(0.05)
9/30/2014	$9.21	0.25	0.10	0.35	(0.25)	(0.01)
9/30/2013	$9.61	0.30	(0.22)	0.08	(0.36)	(0.12)
9/30/2012	$9.36	0.38	0.50	0.88	(0.44)	(0.19)
9/30/2011	$9.66	0.47	(0.12)	0.35	(0.48)	(0.17)
Class I
3/31/2016 (Unaudited)	$9.20	0.12	(0.01)	0.11	(0.13)	(0.01)
9/30/2015	$9.28	0.21	(0.02)	0.19	(0.22)	(0.05)
9/30/2014	$9.19	0.27	0.10	0.37	(0.27)	(0.01)
9/30/2013	$9.60	0.32	(0.23)	0.09	(0.38)	(0.12)
9/30/2012	$9.35	0.40	0.50	0.90	(0.46)	(0.19)
9/30/2011	$9.65	0.49	(0.12)	0.37	(0.50)	(0.17)

Brandes Credit Focus Yield Fund
Class A(8)
3/31/2016 (Unaudited)	$10.02	0.14	(0.12)	0.02	(0.14)	—
9/30/2015	$10.23	0.23	(0.20)	0.03	(0.23)	(0.01)
9/30/2014	$10.15	0.21	0.09	0.30	(0.21)	(0.01)
9/30/2013	$10.39	0.19	(0.17)	0.02	(0.20)	(0.06)
3/2/2012(3) – 9/30/2012	$10.10	0.16	0.29	0.45	(0.16)	—
Class I
3/31/2016 (Unaudited)	$10.02	0.16	(0.13)	0.03	(0.16)	—
9/30/2015	$10.23	0.26	(0.20)	0.06	(0.26)	(0.01)
9/30/2014	$10.15	0.23	0.09	0.32	(0.23)	(0.01)
9/30/2013	$10.39	0.22	(0.18)	0.04	(0.22)	(0.06)
1/31/2012(3) –9/30/2012	$10.00	0.23	0.38	0.61	(0.22)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The Total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

Net asset value, end of period	Total return(6)		Net assets, end of period (millions)	Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$9.12	1.13	%(1)	$2.7	0.70	%(2)	2.54	%(2)	0.94	%(2)	2.30	%(2)	19.42	%(1)
$9.14	1.78%		$2.1	0.70%		2.07%		1.06%		1.71%		11.24%
$9.22	3.52%		$2.1	0.70%		2.68%		1.33%		2.05%		18.63%
$9.16	(0.88	)%(7)	$1.4	0.70	%(2)	3.23	%(2)	1.45	%(2)	2.48	%(2)	33.91	%(1)

$9.20	1.14	%(1)	$0.3	0.70	%(2)	2.53	%(2)	0.93	%(2)	2.30	%(2)	19.42	%(1)
$9.22	1.78%		$1.9	0.70%		2.07%		1.06%		1.71%		11.24%
$9.30	3.86%		$1.9	0.70%		2.68%		1.39%		1.99%		18.63%
$9.21	0.79%		$1.2	0.70%		3.22%		1.40%		2.52%		33.91%
$9.61	9.85%		$6.9	0.70%		4.06%		1.45%		3.33%		31.59%
$9.36	3.72%		$3.8	0.70%		4.90%		1.48%		4.13%		91.18%

$9.17	1.15	%(1)	$75.5	0.50	%(2)	2.74	%(2)	0.74	%(2)	2.50	%(2)	19.42	%(1)
$9.20	2.02%		$72.1	0.50%		2.26%		0.86%		1.90%		11.24%
$9.28	4.10%		$43.3	0.50%		2.88%		1.20%		2.18%		18.63%
$9.19	0.89%		$29.7	0.50%		3.43%		1.23%		2.70%		33.91%
$9.60	10.06%		$25.3	0.50%		4.28%		1.23%		3.55%		31.59%
$9.35	3.94%		$23.2	0.50%		5.11%		1.25%		4.36%		91.18%

$9.90	0.27	%(1)	$2.0	0.92	%(2)	2.95	%(2)	1.36	%(2)	2.51	%(2)	12.37	%(1)
$10.02	0.26%		$2.1	0.95%		2.28%		1.53%		1.70%		25.50%
$10.23	2.94%		$2.0	0.95%		2.02%		1.50%		1.47%		26.17%
$10.15	0.13%		$4.2	0.95%		1.84%		1.61%		1.18%		23.05%
$10.39	4.51	%(1)	—	0.95	%(2)	2.69	%(2)	1.05	%(2)	2.06	%(2)	162.73	%(1)

$9.89	0.29	%(1)	$27.2	0.67	%(2)	3.20	%(2)	1.11	%(2)	2.76	%(2)	12.37	%(1)
$10.02	0.58%		$27.3	0.70%		2.53%		1.28%		1.95%		25.50%
$10.23	3.20%		$27.1	0.70%		2.26%		1.26%		1.70%		26.17%
$10.15	0.40%		$25.2	0.70%		2.09%		1.42%		1.37%		23.05%
$10.39	6.23	%(1)	$19.3	0.70	%(2)	3.39	%(2)	2.35	%(2)	1.74	%(2)	162.73	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)

NOTE 1 – ORGANIZATION

The Brandes International Equity Fund (the “International Fund”), the Brandes Global Equity Fund (the “Global Fund”), the Brandes Global Equity Income Fund (the “Global Income Fund”), the Brandes Global Opportunities Value Fund (the “Global Opportunities Fund”), the Brandes Emerging Markets Value Fund (the “Emerging Markets Fund”), the Brandes International Small Cap Equity Fund (the “International Small Cap Fund”), the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”) and the Brandes Credit Focus Yield Fund (the “Credit Focus Yield Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company.

The International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, Core Plus Fund, Credit Focus Yield Fund and International Small Cap Fund began operations on January 2, 1997, October 6, 2008, December 31, 2014, December 31, 2014, January 31, 2011, December 28, 2007, January 31, 2012 and January 31, 2012, respectively. Prior to January 31, 2011 for the Emerging Markets Fund and January 31, 2012 for the International Small Cap and Credit Focus Yield Funds, these Funds’ portfolios were managed as private investment funds with investment objectives, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund, International Small Cap Fund and Credit Focus Yield Fund, respectively.

The International Fund has five classes of shares: Class A, Class C, Class E, Class I and Class R6. The Global Fund has four classes of shares: Class A, Class C, Class E and Class I. The Emerging Markets Fund, Global Income Fund, Global Opportunities Fund and International Small Cap Fund have three classes of shares: Class A, Class C and Class I. The Core Plus Fund has three classes of shares: Class A, Class E and Class I. The Credit Focus Yield Fund has two classes of shares: Class A and Class I. Prior to January 31, 2013, Class A shares were known as Class S shares for the International, Global, Emerging Markets, International Small Cap and Credit Focus Yield Funds (Class A shares have the same operating expenses as Class S shares).

The International Fund and Global Fund invest their assets primarily in equity securities of issuers with market capitalizations greater than $1 billion. The International, International Small Cap and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund, Global Income Fund and Global Opportunities Fund invests its assets in securities of foreign and domestic companies. The Core Plus Fund and Credit Focus Yield Fund invest predominantly in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles (“GAAP”) generally accepted in the United States of America.

A.	Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At March 31, 2016, the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedule of Investments.

B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

C.	Delayed Delivery Securities. The Funds may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Funds did not have any open commitments on delayed delivery securities as of March 31, 2016.

D.	Participatory Notes. The International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying securities, subject to the credit risk of the issuing financial institution.

Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them and generally are issued as an actual note from the financial intermediary or an equity linked warrant (commonly known as a low exercise price option). The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuer of the securities underlying such participatory note. The investment advisor has established guidelines for monitoring participatory note exposure for the Funds. Prior to investment in a participatory note, the investment advisor will complete an analysis of the prospective counterparties and once purchased, will continue to monitor creditworthiness on a quarterly basis. The investment advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as Moody’s, Fitch and S&P) of A.

The Funds record counterparty credit risk valuation adjustments, if material, on the participatory notes in order to appropriately reflect the credit quality of the counterparty. During the period ended March 31, 2016, the Funds did not make any counterparty credit risk valuation adjustments.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

The International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds did not invest in any participatory notes at March 31, 2016.

E.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. The Funds amortize premiums and accrete discounts using the constant yield method.

F.	Concentration of Risk. As of March 31, 2016, the International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds held significant portions of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds’ net assets. The investment advisor monitors these off-balance sheet risks.

G.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.

H.	Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of cash and/or U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of March 31, 2016, the International Equity Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, Core Plus Fund and Credit Focus Yield Fund did not have any securities on loan. The International Small Cap Fund had one security on loan with a market value of $2,873,767 and received non-cash collateral for the loan of $3,001,440. Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedule of Investments or Statement of Assets and Liabilities.

I.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust has indemnified its trustees against any expenses actually and reasonably incurred by the trustees in any proceeding arising out of or in connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

J.	Accounting for Uncertainty in Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Funds, with the exception of the Global Income Fund and Global Opportunities Fund, are those that are open for exam by taxing authorities (2012 through 2015). As of March 31, 2016 the Trust has no examinations in progress.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2015.

The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

K.	Payment by Affiliate. During the fiscal year ended September 30, 2011, Brandes Investment Partners, L.P. voluntarily reimbursed the Emerging Markets Fund $5,862 relating to commissions paid by the Emerging Markets Fund to brokers for execution of certain securities transactions in relation to a redemption in kind during that period. These reimbursements have been classified on the Financial Highlights as “Net increase from payments by affiliates”.

L.	Fair Value Measurements. The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 — Other significant observable market inputs including quoted prices for similar instruments in active markets; quoted adjusted prices in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among broker market makers.

Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions about factors market participants would use to price the asset or liability based on the best available information.

M.

Security Valuation.  Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities exchange,

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Equity securities traded on an exchange for which there have been no sales on the valuation date are generally valued at the mean between last bid and ask price on such day and are categorized as Level 2 of the fair value hierarchy, or are fair valued by the Valuation Committee.

Investments in registered open-end management investment companies will be valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. As of March 31, 2016, the International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund and International Small Cap Fund had securities with market values of $505,121,535, $27,123,935, $332,463, $3,780,927, $504,226,678 and $695,740,785, that represent 79.95%, 57.09%, 50.59%, 49.94%, 48.39% and 57.74% of each Fund’s net assets, respectively, that were fair valued using these valuation adjustments.

Fixed income securities (other than repurchase agreements and demand notes) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed delivery basis and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Rights that are traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchange is open. A right is a privilege offered by a corporation to its shareholders pro rata to subscribe to a certain security at a specified price, often for a short period. Rights may or may not be transferable.

The Funds may enter into mortgage dollar roll transactions in which the Funds sell a mortgage-backed security to a counterparty and simultaneously enter into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase a Fund’s portfolio turnover rate.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless the Advisor determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Valuation methodologies used to fair value such securities in the Funds’ portfolios as

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

of March 31, 2016 include conversion value, correlation to similar securities and financial statement analysis. The securities fair valued by the Valuation Committee are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The following is a summary of the level inputs used, as of March 31, 2016, involving the Funds’ assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Equities
Consumer Discretionary	$—	$83,831,525	$—	$83,831,525
Consumer Staples	—	57,940,877	—	57,940,877
Energy	12,929,402	55,696,892	—	68,626,294
Financials	10,355,653	97,401,539	—	107,757,192
Health Care	—	85,065,982	—	85,065,982
Industrials	9,518,069	32,588,969	—	42,107,038
Information Technology	—	20,225,382	—	20,225,382
Materials	14,962,144	19,084,787		34,046,931
Telecommunication Services	5,930,592	26,696,515	—	32,627,107
Utilities	9,377,499	18,799,325	—	28,176,824

Total Equities	63,073,359	497,331,793	—	560,405,152

Preferred Stocks
Energy	5,308,000	7,789,742	—	13,097,742
Telecommunication Services	11,115,140	—	—	11,115,140

Total Preferred Stocks	16,423,140	7,789,742	—	24,212,882

Repurchase Agreements	—	40,603,736	—	40,603,736

Total Investments in Securities	$79,496,499	$545,725,271	$—	$625,221,770

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Description	Level 1	Level 2	Level 3	Total
Global Fund
Equities
Consumer Discretionary	$—	$5,842,096	$—	$5,842,096
Consumer Staples	478,377	3,866,547	—	4,344,924
Energy	1,351,923	3,577,374	—	4,929,297
Financials	6,714,242	3,433,460	—	10,147,702
Health Care	2,891,649	3,972,757	—	6,864,406
Industrials	1,798,546	1,123,910	—	2,922,456
Information Technology	3,428,327	2,461,987	—	5,890,314
Materials	—	751,384	—	751,384
Telecommunication Services	1,220,414	1,304,492	—	2,524,906
Utilities	858,129	962,211	—	1,820,340

Total Equities	18,741,607	27,296,218	—	46,037,825

Corporate Bonds	—	306,740	—	306,740

Repurchase Agreements	—	765,361	—	765,361

Total Investments in Securities	$18,741,607	$28,368,319	$—	$47,109,926

Global Equity Income
Equities
Consumer Discretionary	$—	$41,108	$—	$41,108
Consumer Staples	27,806	78,099	—	105,905
Energy	16,218	60,742	—	76,960
Financials	16,802	32,562	—	49,364
Health Care	64,918	56,090	—	121,008
Industrials	18,924	18,213	—	37,137
Information Technology	43,057	14,528	—	57,585
Materials	—	9,028	—	9,028
Telecommunication Services	18,321	—	—	18,321
Utilities	46,303	16,683	—	62,986

Total Equities	252,349	327,053	—	579,402

Preferred Stocks
Financials	53,751	11,618	—	65,369

Total Preferred Stocks	53,751	11,618	—	65,369

Repurchase Agreements	—	32,032	—	32,032

Total Investments in Securities	$306,100	$370,703	$—	$676,803

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Description	Level 1	Level 2	Level 3	Total
Global Opportunities Value
Equities
Consumer Discretionary	$306,421	$703,777	$—	$1,010,198
Consumer Staples	175,133	586,566	—	761,699
Energy	354,240	236,038	—	590,278
Financials	615,350	697,404	—	1,312,754
Health Care	52,354	174,618	—	226,972
Industrials	311,928	427,722	—	739,650
Information Technology	91,173	202,735	—	293,908
Materials	263,084	107,588	—	370,672
Telecommunication Services	252,752	266,347	—	519,099
Utilities	186,166	286,916	—	473,082

Total Equities	2,608,601	3,689,711	—	6,298,312

Preferred Stocks
Consumer Discretionary	—	176,829	—	176,829
Consumer Staples	73,627	—	—	73,627
Energy	45,164	83,734	—	128,898
Financials	97,908	—	—	97,908
Health Care	—	51,380	—	51,380

Total Preferred Stocks	216,699	311,943	—	528,642

Real Estate Investment Trusts	201,721	—	—	201,721

Corporate Bonds	—	108,840	—	108,840

Repurchase Agreements	—	409,689	—	409,689

Total Investments in Securities	$3,027,021	$4,520,183	$—	$7,547,204

Emerging Markets Fund
Equities
Consumer Discretionary	$47,754,150	$152,004,864	$36,444	$199,795,458
Consumer Staples	27,301,955	—	—	27,301,955
Energy	42,744,908	—	—	42,744,908
Financials	56,939,714	145,856,532	—	202,796,246
Industrials	57,990,930	—	—	57,990,930
Information Technology	—	30,347,533	—	30,347,533
Materials	75,720,582	35,069,405	—	110,789,987
Telecommunication Services	22,067,007	53,443,994	—	75,511,001
Utilities	49,103,681	23,176,913	—	72,280,594

Total Equities	379,622,927	439,899,241	36,444	819,558,612

Preferred Stocks
Consumer Discretionary	—	25,245,518	—	25,245,518
Consumer Staples	33,204,712	—	—	33,204,712
Energy	26,573,139	7,370,322	—	33,943,461
Financials	11,323,672	—	—	11,323,672
Telecommunication Services	12,334,823	—	—	12,334,823
Utilities	15,544,525	—	—	15,544,525

Total Preferred Stocks	98,980,871	32,615,840	—	131,596,711

Real Estate Investment Trusts	31,626,080	31,711,597	—	63,337,677

Convertible Bonds	—	110,132	—	110,132

Repurchase Agreements	—	14,787,706	—	14,787,706

Total Investments in Securities	$510,229,878	$519,124,516	$36,444	$1,029,390,838

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Description	Level 1	Level 2	Level 3	Total
International Small Cap Fund
Equities
Consumer Discretionary	$66,668,005	$144,969,173	$16,213	$211,653,391
Consumer Staples	56,674,521	116,342,435	—	173,016,956
Financials	19,330,089	62,498,165	—	81,828,254
Health Care	10,107,405	28,848,787	—	38,956,192
Industrials	29,088,730	144,773,964	—	173,862,694
Information Technology	18,302,586	51,475,814	—	69,778,400
Materials	69,056,512	18,358,821	—	87,415,333
Telecommunication Services	—	46,155,932	—	46,155,932
Utilities	20,087,241	68,994,156	—	89,081,397

Total Equities	289,315,089	682,417,247	16,213	971,748,549

Preferred Stocks
Health Care	—	8,509,447	—	8,509,447
Utilities	14,765,215	—	—	14,765,215

Total Preferred Stocks	14,765,215	8,509,447	—	23,274,662

Real Estate Investment Trusts	24,184,511	11,116,590	—	35,301,101

Convertible Bonds	—	37,914	—	37,914

Corporate Bonds & Notes	—	129,975	1,377,787	1,507,762

Repurchase Agreements	—	153,251,323	—	153,251,323

Total Investments in Securities	$328,264,815	$855,462,496	$1,394,000	$1,185,121,311

Core Plus Fund
Preferred Stocks	$198,588	$1,001,100	$—	$1,199,688
Asset Backed Securities	—	1,125,977	—	1,125,977
Convertible Bonds	—	597,656	—	597,656
Corporate Bonds	—	25,462,090	—	25,462,090
Government Securities	—	42,166,925	—	42,166,925
Mortgage Backed Securities	—	5,656,592	—	5,656,592
Repurchase Agreements	—	2,334,068	—	2,334,068

Total Investments in Securities	$198,588	$78,344,408	$—	$78,542,996

Credit Focus Yield Fund
Preferred Stocks	$300,428	$630,901	$—	$931,329
Asset Backed Securities	—	337,531	—	337,531
Convertible Bonds	—	349,031	—	349,031
Corporate Bonds	—	17,369,122	—	17,369,122
Government Securities	—	8,769,271	—	8,769,271
Repurchase Agreements	—	1,060,705	—	1,060,705

Total Investments in Securities	$300,428	$28,516,561	$—	$28,816,989

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Below are the transfers into or out of Levels 1 and 2 for the Funds using market values measured at the end of the reporting periods:

	International Fund	Global Fund	Global Income Fund	Global Opportunities Value Fund
Transfers into Level 1	$2,780,957	$—	$—	$63,444
Transfers out of Level 1	—	—	—	—

Net Transfers into Level 1	$2,780,957	$—	$—	$63,444

Transfers into Level 2	$—	$—	$—	$—
Transfers out of Level 2	2,780,957	—	—	63,444

Net Transfers out of Level 2	$(2,780,957)	$—	$—	$(63,444)

	Emerging Markets Fund	International Small Cap Fund	Core Plus Fund	Credit Focus Yield Fund
Transfers into Level 1	$12,438,380	$29,362,267	$—	$—
Transfers out of Level 1	18,761,650	36,990,835	—	—

Net Transfers out of Level 1	$(6,323,270)	$(7,628,568)	$—	$—

Transfers into Level 2	$18,761,650	$36,990,835	$—	$—
Transfers out of Level 2	12,438,380	29,362,267	—	—

Net Transfers into Level 2	$6,323,270	$7,628,568	$—	$—

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and/or due to the lack of trading volume on March 31, 2016. The transfers from Level 2 to Level 1 are due to the securities no longer being fair valued as a result of trading on a stock exchange on March 31, 2016.

There were no Level 3 securities in the International Equity, Global Equity, Global Income, Global Opportunities, Core Plus and Credit Focus Funds at the beginning or during the periods presented.

Below is a reconciliation that details the activity of securities in Level 3 in the Emerging Markets and International Small Cap Funds during the period ended March 31, 2016:

	Emerging Markets Fund	International Small Cap Fund
Beginning Balance – October 1, 2015	$202,424	$90,054
Purchases	—	896,228
Sales	—	—
Transfers in to level 3	—	—
Transfers out of level 3	—	—
Realized gains (losses), net	—	—
Change in unrealized gains (losses)	(165,980)	407,718

Ending Balance – March 31, 2016	$36,444	$1,394,000

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gains and losses on investments on the Statement of Assets and Liabilities. As of March 31, 2016 the Emerging Markets Fund and International Small Cap Fund had $5,130,602 and $1,466,976 of unrealized losses from Level 3 securities, respectively.

The following table presents information about unobservable inputs related to the Trust’s categories of Level 3 investments as of March 31, 2016.

Emerging Markets Fund

Investment Type	Fair Value at 3/31/16	Valuation Methodology	Unobservable Inputs	Input Value/Range
Common Stock	$36,444	Valuation based on financial information from company	Financial statement analysis Restructuring plan	N/A

International Small Cap Fund

Investment Type	Fair Value at 3/31/16	Valuation Methodology	Unobservable Inputs	Input Value/Range
Common Stock	$16,213	Valuation based on financial information from company	Financial statement analysis Restructuring plan	N/A

Promissory Note	1,377,787	Intrinsic Value	Coversion feature	N/A

The following provides a general description of the impact of a change in an unobservable input on the fair value measurement and the interrelationship of unobservable inputs, where relevant and significant. Interrelationships may also exist between observable and unobservable inputs (for example, as interest rates rise, prepayment rates decline).

Common Stock

At regular intervals the above unobservable inputs are reviewed and compared to updated issuer information. The factors that were considered in determining the fair value of this security included consideration of the following: balance sheet figures (which include the most recent estimate of assets and liabilities), restructuring framework presented by the issuer and its dilutive impact on common equity, general market conditions and other information and analysis. If the financial condition of this company were to deteriorate the value of this common stock would be lower.

Promissory Note

At regular intervals the above unobservable inputs are reviewed and compared to updated issuer information. The factors that were considered in determining the fair value of this security included consideration of the following: issuer’s ordinary share stock price, promissory note’s embedded convertibility feature, general market conditions and other information and analysis.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.	Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel, needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee. The Advisor received a monthly fee at the annual rate of 0.80% of the first $5 billion of average daily net assets, and 0.70% of the amount of average daily net assets greater than $5 billion, of the International Fund. The Advisor received a monthly fee at the annual rate of 0.95% of the first $2.5 billion of average daily net assets, 0.90% on average daily net assets from $2.5 billion to $5.0 billion, and 0.85% of the amount of average daily net assets greater than $5.0 billion, of the Emerging Markets Fund. The Global Fund, Global Income Fund, Global Opportunities Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund incurred a monthly fee at the annual rate of 0.80%, 0.80%, 0.95%, 0.95%, 0.35% and 0.50% based upon their average daily net assets, respectively. For the period ended March 31, 2016, the International Fund, the Global Fund, the Global Income Fund, the Global Opportunities Fund, the Emerging Markets Fund, the International Small Cap Fund, the Core Plus Fund and the Credit Focus Yield Fund incurred $2,441,821, $197,454, $2,512, $34,101, $4,624,703, $4,962,552, $132,698 and $71,901 in advisory fees, respectively.

Certain officers and trustees of the Trust are also officers of the Advisor.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 31, 2017 (the “Expense Cap Agreement”):

Fund	Class A	Class C	Class E	Class I
International Fund	1.20%	1.95%	1.20%	1.00%
Global Fund	1.25%	2.00%	1.25%	1.00%
Global Income Fund	1.25%	2.00%	N/A	1.00%
Global Opportunities Fund	1.40%	2.15%	N/A	1.15%
Emerging Markets Fund	1.37%	2.12%	N/A	1.12%
International Small Cap Fund	1.40%	2.15%	N/A	1.15%
Core Plus Fund	0.70%	N/A	0.70%	0.50%
Credit Focus Yield Fund	0.85%	N/A	N/A	0.60%

Any reimbursements or fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, any such repayment must be made before the end of the third full fiscal year after the fiscal year in which the related reimbursement or waiver

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

occurred. For the period ended March 31, 2016, the Advisor waived expenses and/or reimbursed the Funds $0, $95,071, $85,914, $117,588, $394,163, $0, $91,302 and $63,792 for the International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund, respectively. Repayment rights expire as follows:

Fund	Potential Recovery Expiring September 30, 2016	Potential Recovery Expiring September 30, 2017	Potential Recovery Expiring September 30, 2018
International Fund	$416,224	$—	$—
Global Fund	255,029	243,183	244,583
Global Income Fund	N/A	N/A	174,992
Global Opportunities Fund	N/A	N/A	215,095
Emerging Markets Fund	334,348	390,817	728,917
International Small Cap Fund	—	12,122	—
Core Plus Fund	237,047	259,463	230,245
Credit Focus Yield Fund	198,558	170,772	170,112

The Advisor did not recoup any fees previously waived or reimbursed for the Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, Core Plus Fund and Credit Focus Yield Fund. For the period ended March 31, 2016, the Advisor recouped fees previously waived or reimbursed in the amounts of:

Fund	Class I
International Fund	$42,703
International Small Cap Fund	$191,748

B.	Administration Fee. U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For these services, the Funds shall pay the administrator monthly, a fee accrued daily and based on average daily net assets. The Funds may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. The amounts paid directly to the Administrator by the Funds for administrative services are included in the Administration fees in the Statement of Operations.

C.	Distribution and Servicing Fees. ALPS Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. A portion of the Funds’ distribution fees is paid by the Advisor.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Funds’ Class A and C shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales of such Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% and 0.75% of the average daily net assets of each Fund’s Class A and C shares, respectively. During the period ended March 31, 2016, the Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class C shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees. For the period ended March 31, 2016, the following Funds incurred expenses pursuant to the Plan:

Fund	Class A	Class C
International Fund	$17,205	$49,497
Global Fund	3,689	8,624
Global Income Fund	—	—
Global Opportunities Fund	402	109
Emerging Markets Fund	355,861	67,276
International Small Cap Fund	101,031	63,305
Core Plus Fund	2,957	N/A
Credit Focus Yield Fund	2,472	N/A

The Funds have adopted a Shareholder Service Plan for classes C and E, and have authorized sub-transfer agency fee payments for Class I, to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals as shareholder servicing agent of the Funds, an annual fee for non-distribution sub-transfer agent and/or subaccounting services up to 0.25%, 0.25% and 0.05% of annual net assets attributable to Class C, Class E and Class I, respectively (the “Service Fees”). For the period ended March 31, 2016, the Funds incurred the following Service Fees:

Fund	Class C	Class E	Class I
International Fund	$16,499	$1,421	$145,589
Global Fund	2,875	—	10,994
Global Income Fund	—	N/A	157
Global Opportunities Fund	37	N/A	1,707
Emerging Markets Fund	22,426	N/A	167,748
International Small Cap Fund	21,102	N/A	236,760
Core Plus Fund	N/A	1,188	18,128
Credit Focus Yield Fund	N/A	N/A	—

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short term investments, were as follows for the period ended March 31, 2016:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$—	$—	$75,615,675	$46,844,294
Global Fund	$—	$—	$4,813,355	$4,035,409
Global Income Fund	$—	$—	$72,062	$101,514
Global Opportunities Fund	$—	$—	$4,814,683	$839,059
Emerging Markets Fund	$—	$—	$75,042,793	$211,075,667
International Small Cap Fund	$—	$—	$234,771,667	$81,207,253
Core Plus Fund	$6,355,506	$12,804,033	$11,324,685	$1,448,328
Credit Focus Yield Fund	$859,509	$2,713,248	$2,884,073	$687,504

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):

	International Fund				Global Fund
	Period Ended 3/31/2016		Year Ended 9/30/2015		Period Ended 3/31/2016		Year Ended 9/30/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	194	$2,932	599	$10,044	157	$3,125	182	$4,338
Class C	295	4,478	677	11,360	22	459	86	2,070
Class E	—	—	199	3,186	—	—	—	—
Class I	9,537	142,481	16,433	273,218	95	2,001	474	11,481
Class R6	— *	— *	N/A	N/A	N/A	N/A	N/A	N/A
Issued on Reinvestment of Distributions
Class A	6	94	15	251	6	136	7	157
Class C	4	49	9	144	7	153	5	111
Class E	—	6	2	29	1	12	1	16
Class I	309	4,696	649	10,520	137	2,971	157	3,757
Class R6	—	—	N/A	N/A	N/A	N/A	N/A	N/A
Shares Redeemed
Class A	(168)	(2,515)	(277)	(4,555)	(17)	(350)	(153)	(3,689)
Class C	(192)	(2,871)	(135)	(2,177)	(46)	(936)	(24)	(555)
Class E	(70)	(1,039)	(831)	(13,518)	(8)	(174)	(1)	(22)
Class I	(8,091)	(118,879)	(10,827)	(175,427)	(339)	(7,039)	(330)	(7,858)
Class R6	—	—	N/A	N/A	N/A	N/A	N/A	N/A

Net Increase Resulting from Fund Share Transactions	1,824	$29,432	6,513	$113,075	15	$358	404	$9,806

*	Value calculated is less than 500 shares/dollars.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

	Global Income Fund				Global Opportunities Fund
	Period Ended 3/31/2016		Period Ended 9/30/2015		Period Ended 3/31/2016		Period Ended 9/30/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	—	$—	—	$—	11	$111	31	$324
Class C	—	—	—	—	1	5	3	26
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	—	—	62	623	544	5,230	322	3,315
Issued on Reinvestment of Distributions
Class A	—	—	—	—	1	6	—	2
Class C	—	—	—	—	—	—	—	—
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	2	19	1	12	6	59	3	25
Shares Redeemed
Class A	—	—	—	—	(18)	(154)	—	—
Class C	—	—	—	—	—	—	—	—
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	—	—	—	—	(124)	(1,081)	—	—

Net Increase Resulting from Fund Share Transactions	2	$19	63	$635	421	$4,176	359	$3,692

	Emerging Markets Fund				International Small Cap Fund
	Period Ended 3/31/2016		Year Ended 9/30/2015		Period Ended 3/31/2016		Year Ended 9/30/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	4,416	$28,538	33,787	$270,303	2,630	$32,772	4,545	$58,826
Class C	363	2,313	1,128	8,986	300	3,771	481	6,211
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	38,094	245,889	88,423	692,825	22,589	281,207	47,012	611,952
Issued on Reinvestment of Distributions
Class A	75	512	1,210	9,685	188	2,416	152	1,901
Class C	—	—	106	863	39	497	44	539
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	298	2,047	4,682	37,933	2,236	28,869	2,134	26,765
Shares Redeemed
Class A	(11,127)	(71,858)	(15,192)	(121,508)	(3,195)	(38,806)	(2,109)	(26,963)
Class C	(639)	(4,107)	(910)	(7,031)	(134)	(1,667)	(213)	(2,659)
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	(54,775)	(357,009)	(95,812)	(747,253)	(10,351)	(130,693)	(21,388)	(272,971)

Net Increase/Decrease Resulting from Fund Share Transactions	(23,295)	$(153,675)	17,422	$144,803	14,302	$178,366	30,658	$403,601

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

	Core Plus Fund				Credit Focus Yield Fund
	Period Ended 3/31/2016		Year Ended 9/30/2015		Period Ended 3/31/2016		Year Ended 9/30/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	100	$895	350	$3,236	6	$55	15	$154
Class E	—	—	29	269	N/A	N/A	N/A	N/A
Class I	1,479	13,409	4,235	39,340	4	38	37	381
Issued on Reinvestment of Distributions
Class A	4	32	6	58	3	29	5	48
Class E	1	12	5	48	N/A	N/A	N/A	N/A
Class I	116	1,050	178	1,651	42	414	69	707
Shares Redeemed
Class A	(42)	(375)	(350)	(3,234)	(17)	(164)	(7)	(75)
Class E	(169)	(1,528)	(38)	(354)	N/A	N/A	N/A	N/A
Class I	(1,204)	(10,839)	(1,235)	(11,448)	(23)	(224)	(25)	(260)

Net Increase Resulting from Fund Share Transactions	285	$2,656	3,180	$29,566	15	$148	94	$955

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

	International Fund	Global Fund	Global Income Fund	Global Opportunities Fund
Cost of investments for tax purposes	$694,392,984	$51,608,508	$678,517	$3,797,401

Gross tax unrealized appreciation	22,470,030	5,839,353	19,204	130,386
Gross tax unrealized depreciation	(136,426,573)	(6,913,747)	(59,035)	(560,428)

Net unrealized appreciation (depreciation) on investments and foreign currency	(113,956,543)	(1,074,394)	(39,831)	(430,042)
Distributable ordinary income	1,437,916	629,257	9,750	79,838
Distributable long-term capital gains	—	2,069,637	—	—

Total distributable earnings	1,437,916	2,698,894	9,750	79,838

Other accumulated gains/(losses)	(55,989,398)	(21,623)	(86)	(92)

Total accumulated earnings	$(168,508,025)	$1,602,877	$(30,167)	$(350,296)

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

	Emerging Markets Fund	International Small Cap Fund	Core Plus Fund	Credit Focus Yield Fund
Cost of investments for tax purposes	$1,521,174,619	$1,047,248,423	$75,201,664	$29,234,592

Gross tax unrealized appreciation	27,046,530	56,704,416	1,918,323	949,085
Gross tax unrealized depreciation	(536,026,549)	(132,801,470)	(1,237,865)	(908,285)

Net unrealized appreciation (depreciation) on investments and foreign currency	(508,980,019)	(76,097,054)	680,458	40,800
Distributable ordinary income	—	17,791,674	—	—
Distributable long-term capital gains	—	6,126,546	32,749	—

Total distributable earnings	—	23,918,220	32,749	—

Other accumulated gains/(losses)	(39,338,051)	(69,412)	1	(50,804)

Total accumulated earnings	$(548,318,070)	$(52,248,246)	$713,208	$(10,004)

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes. These differences are temporary.

The tax composition of dividends for the periods ended September 30, 2015 and September 30, 2014 for the Funds, were as follows:

	Ordinary Income		Long Term Capital Gains
Fund	2015	2014	2015	2014
International Fund	$11,487,048	$10,891,932	$—	$—
Global Fund	$1,308,335	$1,036,532	$2,796,576	$1,113,245
Global Income Fund	$12,861	N/A	$—	N/A
Global Opportunities Fund	$27,604	N/A	$—	N/A
Emerging Markets Fund	$41,702,727	$14,025,400	$16,361,353	$9,555,433
International Small Cap Fund	$18,479,717	$9,125,302	$11,897,030	$5,701,907
Core Plus Fund	$1,476,137	$1,057,596	$308,761	$49,808
Credit Focus Yield Fund	$757,646	$677,304	$16,688	$35,214

At September 30, 2015 the Funds had capital losses expiring and capital loss carryforwards utilized as indicated below:

Fund	2018	Indefinite	Utilized
International Fund	$29,067,216	$26,868,432	$56,792,472
Global Fund	—	—	—
Global Income Fund	—	—	—
Global Opportunities Fund	—	—	—
Emerging Markets Fund	—	$82,520	—
International Small Cap Fund	—	—	—
Core Plus Fund	—	—	—
Credit Focus Yield Fund	—	—	—

At September 30, 2015, the Emerging Markets Fund and the Credit Focus Yield Fund had net Post-October realized capital losses of $35,587,944 and

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

$42,804, respectively, and late year ordinary losses of $3,496,548 and $0, respectively, from transactions between November 1, 2014 and September 30, 2015.

Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the periods ended September 30, 2015, the International Fund decreased undistributed net investment income/loss by $339,607 and increased accumulated net realized gain/loss by $339,607. The Global Fund decreased undistributed net investment income/loss by $6,527 and increased accumulated net realized gain/loss by $6,527. The Global Income Fund decreased undistributed net investment income/loss by $519, decreased paid in capital by $363 and increased accumulated net realized gain/loss by $882. The Global Opportunities Fund increased undistributed net investment income/loss by $2,441, decreased paid in capital by $363 and decreased accumulated net realized gain/loss by $2,078. The Emerging Markets Fund increased undistributed net investment income/loss by $14,709 and decreased accumulated net realized gain/loss by $14,709. The International Small Cap Fund increased undistributed net investment income/loss by $12,931,899 and decreased accumulated net realized gain/loss by $12,931,899. The Core Plus Fund increased undistributed net investment income/loss by $24,140 and decreased accumulated net realized gain/loss by $24,140. The Credit Focus Yield Fund increased undistributed net investment income/loss by $9,516 and decreased accumulated net realized gain/loss by $9,516. The permanent book and tax differences are primarily due to reclassification of foreign currency transactions, passive foreign investment companies (PFICs) and paydown gains and losses.

NOTE 7 – OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value per share plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75% for the International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds, and 3.75% for the Core Plus and Credit Focus Yield Funds. A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A Shares redeemed. Class C Shares include a 1.00% CDSC paid by redeeming shareholders within 12 months of purchase. As a result the redemption price may differ from the net asset value per share. The public offering prices for Class E and I shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 8 – TRANSACTIONS WITH AFFILIATES

The following issuers were affiliated with the International Small Cap Fund as defined in Section (2)(a)(3) of the 1940 Act, as the International Small Cap Fund held 5% or more of the outstanding voting securities of the issuers during the period October 1, 2015 through March 31, 2016:

Issuer Name	Share Balance At October 1, 2015	Additions	Reductions	Share Balance At March 31, 2016	Dividend Income	Value At March 31, 2016
De La Rue Plc	2,846,805	2,247,468	—	5,094,273	$440,759	$32,661,017
Dorel Industries, Inc.	1,126,790	372,393	—	1,499,183	792,106	33,590,934
Micronas Semiconductor Holding AG(1)	1,895,559	—	1,895,559	—	—	—
Samchully Co. Ltd.	208,685	—	—	208,685	446,061	19,171,553

					$1,678,926	$85,423,504

(1)	Issuer was not an affiliate as of March 31, 2016.

NOTE 9 – OWNERSHIP BY AFFILIATED PARTIES

As of March 31, 2016, the Advisor, Trustees or affiliates of the Advisor beneficially owned more than 5% of shares of the Funds as follows:

International Fund
Class R6
Shares	7
% of Total Outstanding Shares	100%

Global Fund
Class I
Shares	1,042,339
% of Total Outstanding Shares	52.52%

	Global Income Fund			Global Opportunities Fund
	Class A	Class C	Class I	Class I
Shares	10	10	64,746	224,963
% of Total Outstanding Shares	100%	100%	100%	29.99%

	Core Plus Fund	Credit Focus Yield Fund
	Class I	Class I
Shares	1,339,638	2,610,948
% of Total Outstanding Shares	16.33%	95.18%

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited)

BOARD CONSIDERATION AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT — EXISTING FUNDS

In November 2015, the Board of Trustees of the Trust, including the independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Brandes Investment Partners, L.P. (the “Advisor”) for an additional one-year term with respect to the Brandes International Equity Fund (the “International Fund”), the Brandes Global Equity Fund (the “Global Fund”), the Brandes Emerging Markets Value Fund (the “Emerging Markets Fund”), the Brandes International Small Cap Fund (the “Small Cap Fund”), the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”) and the Brandes Credit Focus Yield Fund (the “Credit Focus Fund”). Each of the International Fund, Global Fund, Emerging Markets Fund, Small Cap Fund, Core Plus Fund and Credit Focus Fund is referred to below as a “Fund” and they are collectively referred to below as the “Funds.”

Information Reviewed

During the course of each year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided by the Advisor to the Funds, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, and other matters. In addition, in connection with its annual review of the Agreement with respect to the Funds, the Board requested and reviewed supplementary information that included materials regarding the Funds’ investment results, advisory fees and expense comparisons for peer groups and categories of similar funds identified by Morningstar Associates (“Morningstar”); financial and profitability information regarding the Advisor; descriptions of various functions performed by the Advisor such as compliance monitoring and portfolio trading practices; and information about the personnel providing investment management and administrative services to the Funds.

In connection with its reviews, the Board received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees. The independent Trustees discussed the approval of the Agreement with respect to each Fund with representatives of the Advisor at two Board meetings and in private sessions with counsel at which no representatives of the Advisor were present. In deciding to recommend approval of the Agreement with respect to each Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor, and each Trustee did not necessarily attribute the same weight to each factor. This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Advisor to the Funds, the Trustees reviewed among other things the quality and depth of the Advisor’s investment management staff, its regulatory compliance procedures, the day-to-day administrative services provided by the Advisor to the Funds, and the investment results of the Funds.

With respect to each Fund’s investment results, the Trustees reviewed detailed information regarding a peer group of similarly managed funds selected by Morningstar Associates, all of the funds in the larger Morningstar category of funds managed with the same general style, and the Fund’s benchmark indices. The Trustees also discussed with representatives of Morningstar the principles used in determining the Funds’ peer groups and categories, and differences in those groups from those presented by Morningstar in connection with the Trustees’ 2014 review of the Agreement. In addition, they reviewed the results of certain Funds considered by the Advisor to be the most direct competitors to the Funds in the Funds’ marketing channels.

The independent Trustees noted that the investment results of the I Class shares of all of the Funds were in the first or second quartiles of their respective peer groups for most of the one-year, three-year, five-year and ten-year periods ended September 30, 2015. The Emerging Markets Fund’s investment results were the highest of the funds in its performance peer group for the ten-year period and considerably in excess of its benchmark index for the period, were in the third quartile of the funds in its peer group for the five-year period and close to its benchmark index for that period, and were in the bottom quartile of its peer group and below its benchmark index for the one-year and three-year periods. The independent Trustees noted the Advisor’s fundamental commitment to the Graham and Dodd value strategy of investment management and that the Advisor has had little style drift compared with other value managers; considered that it is not unusual for the performance of funds managed with the long-term Graham and Dodd value strategy to fall below the performance of measurement indices for some periods, and that the investment returns from value stocks were out of favor in the markets for a number of years during the ten-year periods (an unprecedentedly long period since 1977); and further noted that the Funds investment approach is fully described in its prospectus and the Funds shareholders likely were willing to accept the long-term outlook associated with the Advisor’s approach. The Credit Focus Fund’s investment results were in the second quartile of the funds in its peer group for the five-year period and in excess of its benchmark index for the period, were in the bottom quartile of the funds in its peer group for the ten-year period but close to its benchmark index for that period, and were in the bottom quartile of the funds in its peer group for the one-year and three-year periods and below its benchmark index for those periods. The

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

Board noted the Advisor’s view that the Fund’s defensive positioning detracted from its relative one-year and three-year results. They also noted that the investment results of the I Class shares of all of the Funds were close to or above those of their respective benchmark indices for most periods except as indicated above.

Based on these discussions and reviews, the Trustees determined that under all the circumstances the investment results of the Funds were satisfactory.

Advisory Fees, Total Expenses, Profitability and Ancillary Benefits

With respect to advisory fees and total expenses of the Funds, the independent Trustees noted that:

•	The management fees for all of the Funds other than the Credit Focus Fund were below the median fees in their respective Morningstar peer groups. The total expenses for all of the Funds other than the Credit Focus Fund, after waivers by the Advisor of expenses above stated expense caps, were at or below the median expenses of the funds in their respective Morningstar peer groups. However, the Advisor indicated that it would be increasing its waiver of investment advisory fees for the Credit Focus Fund, effective February 1, 2016, so that the Fund’s total expenses after waivers would be slightly below the median expenses of the funds in its Morningstar peer group. The independent Trustees also noted that the Advisor continues to waive any expenses over stated expense caps for the Funds.

•	Although the Advisor’s management fee is higher for the Funds than for its similar institutional separate accounts and, in the case of the International Fund, for other mutual funds to which the Advisor provides sub-advisory services, the Trustees noted information provided by the Advisor regarding the additional responsibilities and expenses that the Advisor incurs in sponsoring and operating the Funds.

•	The independent Trustees noted that although the Advisor’s fees for the Funds other than the International Fund and the Emerging Markets Fund do not have breakpoints as those Funds’ assets increase, the Advisor believes that it is premature to discuss economies of scale when it is subsidizing the Funds’ expenses. The independent Trustees also noted that the Advisor had agreed to review the nature and extent of any economies of scale that it may realize as the Funds’ assets increase in the future and how such economies would be shared with the Funds’ shareholders.

In addition, the independent Trustees reviewed an analysis of the profitability to the Advisor of its relationship with the Funds and information regarding the Advisor’s financial capability to continue to provide services to the Funds in the future. They also reviewed the methods used by the Advisor to evaluate and compensate its professional investment personnel. Finally, they considered

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

ancillary benefits to the Advisor as a result of its relationships with the Funds. They noted that these were primarily related to the benefit of proprietary and third-party research provided by broker-dealers executing portfolio transactions on behalf of the Funds.

Conclusions

Based on their review, including consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the Agreement is fair and reasonable to the Funds and their respective shareholders, that each of the factors discussed above supported renewal of the Agreement with respect to each of the Funds, and that renewal of the Agreement was in the best interests of each Fund and its shareholders.

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

Brandes Investment Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian, Distributor and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)

J. Michael Gaffney, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 74)	Trustee	Since June 2004	Retired. Independent Consultant, NATIXIS Global Asset Management, North America from 2004 to 2011.	9	None

Jean E. Carter 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 58)	Trustee and Chairman	Since April 2008	Retired since 2005.	9	Bridge Builder Trust

Robert M. Fitzgerald, CPA (inactive) 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 64)	Trustee	Since April 2008	Retired.	9	Hotchkis and Wiley Mutual Funds

Craig Wainscott, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 54)	Trustee	Since February 2012	Partner with The Paradigm Project and advisor to early-stage companies.	9	None

Brandes Investment Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)

Oliver Murray 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 53)	Trustee	Since February 2012	Chief Executive Officer, Brandes Investment Partners & Co.; Managing Director – PMCS of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	9	None

Jeff Busby, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 55)	Trustee and President	Since July 2006	Executive Director of the Advisor.	9	None

Officers of the Trust

Thomas M. Quinlan 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 45)	Secretary	Since June 2003	Associate General Counsel of the Advisor.	N/A	N/A

Gary Iwamura, CPA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 59)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A

Roberta Loubier 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 44)	Chief Compliance Officer	Since September 2015	Global Head of Compliance, Brandes Investment Partners, L.P.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

Brandes Investment Trust

PRIVACY NOTICE

Brandes Investment Partners, L.P. and the Brandes Investment Trust collect nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities.

We restrict access to your personal and account information to those personnel who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 600
San Diego, CA 92130
800.331.2979

DISTRIBUTOR

ALPS Distributors, Inc.
1290 Broadway, #1100
Denver, CO 80203

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
300 S. Grand Avenue, 22nd Floor
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes International Equity Fund, the Brandes Global Equity Fund, the Brandes Global Equity Income Fund, the Brandes Global Opportunities Value Fund, the Brandes Emerging Markets Value Fund, the Brandes International Small Cap Equity Fund, the Brandes Core Plus Fixed Income Fund and the Brandes Credit Focus Yield Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

BRANDES
INVESTMENT TRUST

SEMI-ANNUAL

REPORT

SEPARATELY MANAGED ACCOUNT RESERVE TRUST

For the six months ended March 31, 2016

BRANDES INVESTMENT TRUST

1

Brandes Separately Managed Account Reserve Trust

Dear Fellow Investor,

Amid an assortment of concerns that influenced the U.S. fixed-income market in the six months ended March 31, 2016, three main themes stood out: 1) implications and breadth of the Federal Reserve’s interest-rate policy; 2) heightened volatility amid rising risk aversion; and 3) scarce market liquidity.

After seven years of a near-zero interest-rate policy, the Fed raised the federal funds rate by 0.25% in December. The increase was the first in nine years, and signaled the beginning of what the Fed hopes to be a normalization of policy after years of emergency and historically unprecedented measures. Fed guidance, however, suggested that the rate hike, which marked the sixth tightening cycle since 1979, will be slow and gradual. The markets appeared to have priced in two rate hikes over the course of 2016.

Investors also grappled with the specter of a potential U.S. recession, slowing growth in China and falling commodity prices. Central banks around the world were out in force attempting to stimulate an anemic global economy. The Bank of China lowered its reserve requirement ratio to free up capital for lending. The Bank of Japan and European Central Bank (ECB) lowered interest rates to negative territory. The ECB also announced it would begin to purchase nonbank investment-grade corporate bonds as part of its monthly asset purchase plan. Meanwhile, the Fed took a pass at raising rates twice, at both its January and March meetings.

In this environment, we saw credit spreads start to move wider in late 2015 following a relatively long stretch of benign volatility. This trend accelerated in early 2016.

Another big story was the liquidity squeeze in the bond market, as demonstrated by the sharp selloff in high-yield securities in the fourth quarter of 2015, when investors sold bonds with the lowest credit quality. The weakness in the lowest-quality tier of the market eventually spread to the broader high-yield and investment-grade sectors. Sharp high-yield fund outflows combined with poor liquidity resulted in many large gap-downs in bond pricing. The redemption freeze at two distressed credit funds toward yearend 2015 brought out comparisons to Bear Stearns closing two mortgage-backed security (MBS) funds in 2007.1

The risk-off sentiment for the most part of the six-month period permeated the fixed-income markets and propelled investors to seek safety in U.S. Treasury securities, sending interest rates toward multi-year lows.

The Fund

The Brandes Separately Managed Account Reserve Trust (SMART) (Class I Shares) gained 0.16% during the six months ended March 31, 2016.

[1]	Bloomberg 12/15/15: Third Avenue, Stone Lion Capital Spark Memories of ’08: Analysis ‘Contagion’ is back on the worry list.

2

Brandes Separately Managed Account Reserve Trust

The largest negative contributors were holdings in the energy sector. The largest individual detractor was our holding in Chesapeake Energy.

Chesapeake is the second-largest natural gas producer in North America. The company replaced its free-spending CEO, Aubrey McClendon, in June 2013 with an accomplished executive from Anadarko Petroleum, Doug Lawler. The new CEO has made it a priority to emphasize corporate discipline with an eye toward improving the company’s stretched balance sheet. The early results were positive with the company able to reduce debt, keep spending levels within budget and reduce headcount.

Oil and natural gas prices dropped sharply during the quarter due to an oversupplied market, the unseasonably warm start to the winter season and the continued global economic malaise. Additionally, oil and gas companies such as Chesapeake effectively have to mark their reserves to market (through PV-10 calculation; see explanation on page 4) based on current oil and natural gas prices. The drop in prices has resulted in a large re-calculation of the company’s asset value to below the value of its outstanding debt. Bond prices reacted swiftly to the new asset coverage.

After a significant drop in bond prices, Chesapeake commenced an exchange offer in an effort to bolster liquidity and reduce outstanding long-term debt. The company was able to place a new second-lien security through a tender offer for existing unsecured notes which resulted in a debt reduction of approximately $1.5 billion.

Chesapeake appears to have a visible liquidity runway until late 2017/early 2018 at current natural gas and oil prices. The company needs a recovery in energy prices or execution of some asset sales in the next two years to avoid becoming a likely bankruptcy candidate. The company has survived a number of near-collapses in the late 1990s, 2008 and 2012 in part due to creative financing and ability to execute asset sales. Prior asset sales have generally been above book value due in large part to the quality of the acreage positions, as Chesapeake has been involved in almost every U.S. major resource play. The company also has a large amount of “unproven reserves.” The market currently assigns a value of zero to this land based on current energy prices and an oversupplied market, but if we see an upward move in energy prices, this land could have meaningful value.

Industry capital expenditures (capex) were meaningfully lower in 2015 and Moody’s forecasts 2016 capex to be down an additional 20% to 25% in 20162 as a result of lower prices, which should eventually have an impact on the oversupply.

In summary, there is a wide range of outcomes for Chesapeake bonds. If there is no recovery in energy prices over the next two years, the company likely becomes a

[2]	Oil and Gas Journal 1/4/16: Moody’s: Firms to see constrained spending, heightened risk in 2016 http://www.ogj.com/articles/2016/01/moody-s-firms-to-see-constrained-spending-heightened-risk-in-2016.html

3

Brandes Separately Managed Account Reserve Trust

bankruptcy candidate and recoveries on unsecured bonds could be close to current market prices, in our view. A modest recovery in energy prices or a few well-executed asset sales should yield positive cash flow and bonds that mature at par. Based on likely supply cuts in 2016 and Chesapeake’s historically valuable and severable acreage holdings, we believe the risk/return tradeoff is now in the bondholder’s favor and we added to our position in Chesapeake in the period.

During the fourth quarter of 2015 and into the first quarter of 2016 we initiated positions in several companies in the energy sector, which in our view have meaningful coverage of their outstanding debt through their tangible assets. Essentially, we believe these companies have the balance sheet strength to weather a protracted downturn in energy prices.

Many of these bonds contributed to the Fund’s underperformance toward the end of 2015, as we were early, in retrospect, to initiate positions. However, the continued credit-spread widening in the early part of 2016 enabled us to build larger positions in what we view as strong, mispriced credits, such as ExxonMobil, British Petroleum and Occidental Petroleum.

Duration was set toward the lower end of our duration controlled band. This positioning modestly detracted from relative performance as interest rates not only remained stubbornly low, but fell further to multi-year lows during the period.

The Fund received positive contributions from holdings in electric utilities and credits in the building products and paper industries.

During the period, we took advantage of the widening of credit spreads to increase weightings in a number of securities at what we considered attractive prices and yields. As mentioned earlier, we added to a few positions in the energy sector. In addition, we added to our existing holdings in ADT Corp. and Tesco Plc.

We took advantage of the relative weakness of agency mortgage backed securities (MBS) in early 2016 to increase our allocation. We have been underweight agency MBS for the past several years due to what we believe was a large supply-demand imbalance in this sector, with the Fed purchasing an enormous amount of supply either through outright purchases or, more recently, continued reinvestment coupons and principal repayments. The agency MBS sector lagged the performance of virtually every taxable fixed-income sector during the first quarter. While we added agency MBS to the fund during the quarter, we remain underweight relative to the benchmark.

We also initiated positions in homebuilders Toll Brothers Corp (4.875% coupon rate, maturing November 2025 and rated Ba1/BB+) and PulteGroup Inc. (5.50% coupon rate, maturing March 2026 and rated Ba1/BB+). We had owned bonds from Toll Brothers and Pulte in the past. In fact, we first purchased bonds from both Toll Brothers and Pulte in the 2007/2008 period. We held our Toll Brothers

4

Brandes Separately Managed Account Reserve Trust

bond until it matured in November 2015, while our Pulte security purchased during that time frame is set to mature in early May.

Finally, we purchased Sprint Communications (9.00% coupon rate, maturing November 2018 and rated B1/BB). This particular issue from Sprint is a senior unsecured note, but is guaranteed by all of its subsidiaries; it is one of two such notes in the company’s debt complex and is the nearest maturity guaranteed note. Therefore, it is effectively structurally senior to other Sprint senior unsecured notes. Sprint is also 80% owned by Softbank, a Japanese telecommunications company. Sprint is one of the largest issuers in the high-yield market. The company’s bond price declined in the quarter, and based on our observations during the latest bout of market illiquidity and resulting volatility, many investors sell what they can rather than what they want. We believe this $3-billion issue of Sprint provides a good example of the current trading environment. In our view, this security has good asset coverage based on Sprint’s wireless spectrum holdings and good support from Softbank, which is a higher-rated credit. Therefore, we believe that we were able to establish a position in Sprint at an attractive yield relative to the underlying credit fundamentals.

Outlook

On balance, we are positioned defensively, but have started to find more opportunities that we believe can deliver long-term value. We maintain a strong preference for asset-rich credits.

For the remainder of 2016, we would not be surprised to see the market operate in fits and starts. Each bout of volatility has appeared to bring an outsized reaction relative to past behavior. We believe a good deal of this is attributable to the market’s liquidity challenges. In this environment, the Brandes fixed-income team will continue to adhere to a measured and deliberate approach to security selection, while selectively looking to add mispriced yield. We are positioned with ample dry powder to pursue potential mispricing opportunities, ready to act if company fundamentals disengage from their market price.

We believe that a careful path remains the most prudent approach for protecting capital and adding value to client portfolios over the coming years.

Sincerely yours,

The Brandes Fixed-Income Investment Committee

Brandes Investment Trust

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. As with most fixed income funds, the income on and

5

Brandes Separately Managed Account Reserve Trust

value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies may experience substantial fluctuations or steady devaluation relative to the U.S. dollar. Mortgage-related securities are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, when holding mortgage-related securities in a period of rising interest rates, the Fund may exhibit additional volatility. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

Asset coverage:  A company’s ability to cover debt obligations with its assets after all liabilities have been satisfied. Source: Investopedia.com

Dry powder:  Securities considered to be dry powder could be Treasuries, or other fixed income investments, and can be liquidated on short notice, in order to provide emergency operational funding or allow an investor to purchase assets.

Duration:  The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Federal funds rate:  The interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight.

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Brandes Separately Managed Account Reserve Trust

Gap down:  A situation in which a security’s opening price is lower than the previous day’s closing price.

Margin of safety:  The discount of a security’s market price to what the firm believes is the intrinsic value of that security.

PV 10:  Present value of estimated future oil and gas revenues, net of estimated direct expenses, discounted at an annual discount rate of 10%. This nomenclature is most commonly used in the energy industry, and is used to estimate the present value of a company’s proved oil and gas reserves. Source: Investopedia.com

Risk off:  Refers to an investment setting in which price behavior responds to, and is driven by, changes in investor risk tolerance. During periods when risk is perceived as low, risk-on risk-off theory states that investors tend to engage in higher-risk investments. Source: Investopedia.com

Yield:  annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

There is no assurance that a forecast will be accurate. Because of the many variables involved, an investor should not rely on forecasts without realizing their limitations.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s or Moody’s. The service evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond

7

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market. This index is a total return index which reflects the price changes and interest of each bond in the index.

The Barclays U.S. Intermediate Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related and investment-grade U.S. corporate securities that have remaining maturities of greater than one year and less than ten years. This index is a total return index which reflects the price changes and interest of each bond in the index.

Please note that all indices are unmanaged and are not available for direct investment.

The Brandes Separately Managed Account Reserve Trust is distributed by ALPS Distributors, LLC.

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Brandes Separately Managed Account Reserve Trust

The following chart compares the value of a hypothetical $10,000 investment in the Separately Managed Account Reserve Trust from March 31, 2006 to March 31, 2016 as compared with the Barclays Capital U.S. Aggregate Index and Barclays Capital U.S. Intermediate Credit Index for the same period.

Cumulative Performance of $10,000 Investment

Since Inception (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2016
	One Year	Five Years	Ten Years	Since Inception (10/3/05)
Separately Managed Account
Reserve Trust	-1.92%	5.01%	5.51%	5.36%
Barclays Capital
U.S. Aggregate Index	1.96%	3.78%	4.90%	4.68%
Barclays Capital
U.S. Intermediate Credit Index	1.82%	3.98%	5.16%	4.92%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

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Brandes Separately Managed Account Reserve Trust

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

March 31, 2016 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

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Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Separately Managed Account Reserve Trust**	$1,000.00	$1,001.60	0.00%	$0.00

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Separately Managed Account Reserve Trust**	$1,000.00	$1,025.00	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half-year period).

**	No expenses have been charged to the SMART Fund over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements.

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SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited)

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 4.01%
Federal Home Loan Mortgage Corporation – 2.28%
Pool G1-8578, 3.000%, 12/1/2030	$3,440,027	$3,598,963

Federal National Mortgage Association – 1.73%
Pool AS6201, 3.500%, 11/1/2045	2,599,565	2,726,853

TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $6,309,892)		$6,325,816

OTHER MORTGAGE RELATED SECURITIES – 0.01%
Collateralized Mortgage Obligations – 0.01%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14, 6.061%, 10/25/2036(c)	$9,310	$8,907

TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $7,752)		$8,907

US GOVERNMENTS – 16.39%
Sovereign – 16.39%
United States Treasury Bond 4.750%, 2/15/2037	$1,535,000	$2,172,204
United States Treasury Note
2.000%, 2/15/2023	9,415,000	9,700,388
2.375%, 8/15/2024	13,250,000	13,953,906

		23,654,294

TOTAL US GOVERNMENTS (Cost $24,493,849)		$25,826,498

	Shares	Value
PREFERRED STOCKS – 5.33%
Consumer Finance – 2.04%
Ally Financial, Inc., 8.000%	126,200	$3,213,052

Technology Hardware – 3.29%
Pitney Bowes International Holdings, Inc., 6.125% (Acquired 10/24/12 through 2/10/15, Cost $5,074,793)(a)(c)	4,969	5,181,735

TOTAL PREFERRED STOCKS (Cost $8,046,803)		$8,394,787

	Principal Amount	Value
ASSET BACKED SECURITIES – 2.91%
Student Loan – 2.91%
SLM Private Credit Student Loan Trust
Series 2004-B, 1.064%, 9/15/2033	$1,500,000	$1,241,544
Series 2005-A, 0.944%, 12/15/2038	1,865,000	1,494,681
Series 2006-A, 0.924%, 6/15/2039	2,200,000	1,842,132

TOTAL ASSET BACKED SECURITIES (Cost $4,894,830)		$4,578,357

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

	Principal Amount	Value
CONVERTIBLE BONDS – 1.75%
Metals & Mining – 1.75%
Royal Gold, Inc. 2.875%, 6/15/2019	$2,890,000	$2,763,563

TOTAL CONVERTIBLE BONDS (Cost $2,890,134)		$2,763,563

CORPORATE BONDS – 68.07%
Banks & Thrifts – 6.62%
JP Morgan Chase & Co. 7.900%, Perpetual	$6,305,000	$6,305,000
The Goldman Sachs Group, Inc. 7.500%, 2/15/2019	1,500,000	1,727,792
USB Capital IX 3.500%, Perpetual	3,250,000	2,405,000

		10,437,792

Building Materials – 5.10%
Masco Corp. 6.125%, 10/3/2016	5,005,000	5,126,371
Owens Corning 6.500%, 12/1/2016	44,000	44,945
USG Corp. 6.300%, 11/15/2016	2,790,000	2,859,750

		8,031,066

Commercial Services & Supplies – 3.22%
The ADT Corp. 3.500%, 7/15/2022	5,865,000	5,073,225

Diversified Financial Services – 1.58%
Voya Financial, Inc. 5.500%, 7/15/2022	2,220,000	2,483,217

Electric Utilities – 6.73%
DPL, Inc. 7.250%, 10/15/2021	2,100,000	2,182,698
FirstEnergy Corp. 7.375%, 11/15/2031	3,950,000	4,797,540
Israel Electric Corp. Ltd. 7.250%, 1/15/2019 (Acquired 11/26/12 through 9/4/13, Cost $3,398,823)(a)	3,275,000	3,623,702

		10,603,940

Energy – 1.01%
Valero Energy Corp. 9.375%, 3/15/2019	1,340,000	1,597,854

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

	Principal Amount	Value
Food & Staples Retailing – 2.88%
Tesco Plc 5.500%, 11/15/2017 (Acquired 3/12/15 through 2/24/16, Cost $4,545,701)(a)	$4,365,000	$4,541,023

Food, Beverage & Tobacco – 2.93%
Tyson Foods, Inc. 6.600%, 4/1/2016	4,615,000	4,615,000

Forest Products & Paper – 2.91%
Sappi Papier Holding GmbH 6.625%, 4/15/2021 (Acquired 5/8/14 through 10/19/15, Cost $4,551,797)(a)	4,435,000	4,586,544

Health Care Providers & Services – 1.87%
Laboratory Corp. of America Holdings 3.750%, 8/23/2022	1,250,000	1,290,537
Tenet Healthcare Corp. 8.000%, 8/1/2020	1,605,000	1,651,144

		2,941,681

Homebuilders – 2.39%
Centex Corp. 6.500%, 5/1/2016	2,695,000	2,695,000
Toll Brothers Finance Corp. 4.875%, 11/15/2025	1,040,000	1,029,600
Urbi Desarrollos Urbanos SA 9.500%, 1/21/2020 (Acquired 4/17/13 through 2/17/15, Cost $1,887,388)(a)(b)(c)(d)	9,235,000	46,175

		3,770,775

Household Durables – 1.05%
Pulte Group, Inc. 5.500%, 3/1/2026	1,615,000	1,661,431

Insurance – 5.14%
American International Group, Inc. 6.400%, 12/15/2020	2,785,000	3,236,248
CNA Financial Corp.
7.350%, 11/15/2019	1,700,000	1,962,356
5.875%, 8/15/2020	1,250,000	1,395,175
Genworth Financial, Inc. 7.700%, 6/15/2020	1,700,000	1,500,250

		8,094,029

Media – 1.03%
McGraw Hill Financial, Inc. 5.900%, 11/15/2017	1,525,000	1,626,583

The accompanying notes are an integral part of these Schedule of Investments.

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SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

	Principal Amount	Value
Metals & Mining – 4.81%
ArcelorMittal SA 6.250%, 3/1/2021	$2,220,000	$2,186,700
Thompson Creek Metals Co., Inc. 9.750%, 12/1/2017	5,760,000	5,400,000

		7,586,700

Oil, Gas & Consumable Fuels – 11.03%
BP Capital Markets Plc 3.506%, 3/17/2025	3,375,000	3,426,128
Chesapeake Energy Corp.
6.625%, 8/15/2020	7,860,000	3,065,400
6.125%, 2/15/2021	2,555,000	983,675
Cloud Peak Energy, Inc. 6.375%, 3/15/2024	2,902,000	928,640
Kinder Morgan, Inc.
7.000%, 6/15/2017	1,610,000	1,689,162
4.300%, 6/1/2025	1,921,000	1,827,226
Occidental Petroleum Corp. 3.500%, 6/15/2025	3,350,000	3,430,772
Range Resources Corp. 5.000%, 3/15/2023	2,400,000	2,034,000

		17,385,003

Pharmaceutical – 2.44%
Valeant Pharmaceuticals International 6.750%, 8/15/2018 (Acquired 9/3/13 through 11/5/15, Cost $4,189,510)(a)	4,235,000	3,843,263

Retail – 2.23%
Marks & Spencer Plc 7.125%, 12/1/2037 (Acquired 10/20/10 through 1/4/12, Cost $3,064,914)(a)	2,975,000	3,513,966

Telecommunications – 1.58%
Telecom Italia Capital SA 6.999%, 6/4/2018	840,000	913,500
Telefonica Emisiones SAU 5.462%, 2/16/2021	1,390,000	1,579,116

		2,492,616

Wireless Telecommunication Services – 1.52%
Sprint Nextel Corp. 9.000%, 11/15/2018 (Acquired 11/24/15, Cost $2,448,786)(a)	$2,290,000	$2,398,775

TOTAL CORPORATE BONDS (Cost $111,271,787)		$107,284,483

The accompanying notes are an integral part of these Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — March 31, 2016 (Unaudited) (continued)

	Principal Amount	Value

REPURCHASE AGREEMENTS – 0.56%
State Street Bank and Trust Repurchase Agreement, (Dated 03/31/16), due 04/01/16, 0.01% [Collateralized by $895,000 US Treasury Note, 1.75%, 01/31/23, (Market Value $907,306)] (proceeds $889,325)	$889,325	$889,325

TOTAL REPURCHASE AGREEMENTS (Cost $889,325)		$889,325

Total Investments (Cost $158,804,372) – 99.03%		$156,071,736
Other Assets in Excess of Liabilities – 0.97%		1,523,568

TOTAL NET ASSETS – 100.00%		$157,595,304

Percentages are stated as a percent of net assets.

(a)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $27,735,183 which represents 17.60% of total net assets.
(b)	In default.
(c)	These securities have limited liquidity and represent $5,236,817 or 3.32% of the Fund’s net assets and are classified as Level 2 securities. See Note 2 in the Notes to Schedule of Investments.
(d)	Non-income producing security.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS ), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF ASSETS AND LIABILITIES — March 31, 2016 (Unaudited)

ASSETS
Investments in securities, at cost	$158,804,372

Investment in securities, at value	$156,071,736
Receivables:
Fund shares sold	114,392
Dividends and interest	2,103,829

Total Assets	158,289,957

LIABILITIES
Payables:
Fund shares redeemed	688,782
Dividends payable	5,871

Total Liabilities	694,653

NET ASSETS	$157,595,304

COMPONENTS OF NET ASSETS
Paid-in capital	$189,269,097
Undistributed net investment income	5,608
Accumulated net realized loss on investments	(28,946,765)
Net unrealized depreciation on investments	(2,732,636)

Total Net Assets	$157,595,304

Net asset value, offering price and redemption proceeds per share
Net Assets	$157,595,304
Shares outstanding (unlimited shares authorized without par value)	18,612,445
Offering and redemption price	$8.47

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF OPERATIONS — For the Six Months Ended March 31, 2016 (Unaudited)

INVESTMENT INCOME
Income
Dividend income	$286,263
Interest income	3,868,812
Miscellaneous income	21,250

Total Income	4,176,325

Expenses (Note 3)
Total expenses	—

Less reimbursement / waiver	—

Total expenses net of reimbursement / waiver	—

Net investment income	4,176,325

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	1,075,592
Net change in unrealized depreciation on investments	(4,956,397)

Net realized gain and unrealized depreciation on investments	(3,880,805)

Net Increase in net assets resulting from operations	$295,520

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016	Year Ended September 30, 2015
	(Unaudited)
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$4,176,325	$7,439,942
Net realized gain (loss) on investments	1,075,592	(2,661,682)
Net change in unrealized depreciation on investments	(4,956,397)	(3,521,339)

Net increase in net assets resulting from operations	295,520	1,256,921

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,175,824)	(7,435,078)

Decrease in net assets from distributions	(4,175,824)	(7,435,078)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	17,832,657	50,987,410
Net asset value of shares issued on reinvestment of distributions	4,147,786	7,390,029
Cost of shares redeemed	(20,270,998)	(30,723,456)

Net increase in net assets from capital share transactions	1,709,445	27,653,983

Total increase (decrease) in net assets	(2,170,859)	21,475,826

NET ASSETS
Beginning of the Year	159,766,163	138,290,337

End of the Year	157,595,304	159,766,163

Undistributed net investment income	$5,608	$5,107

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2016		Year Ended September 30
			2015	2014	2013	2012	2011
	(Unaudited)
Net asset value, beginning of period	$8.69		$9.03	$8.89	$9.01	$8.32	$8.46

Income (Loss) from investment operations:
Net investment income(2)	0.23		0.43	0.46	0.51	0.49	0.52
Net realized and unrealized gain/(loss) on investments	(0.22)		(0.34)	0.16	(0.12)	0.73	(0.12)

Total from investment operations	0.01		0.09	0.62	0.39	1.22	0.40

Less dividends and distributions:
Dividends from net investment income	(0.23)		(0.43)	(0.48)	(0.51)	(0.53)	(0.54)

Total dividends and distributions	(0.23)		(0.43)	(0.48)	(0.51)	(0.53)	(0.54)

Net asset value, end of period	$8.47		$8.69	$9.03	$8.89	$9.01	$8.32

Total return	0.16	%(3)	0.93%	7.13%	4.42%	15.13%	4.61%
Net assets, end of period (millions)	$157.6		$159.8	$138.3	$126.3	$141.6	$142.4
Ratio of expenses to average net assets(1)	0.00	%(4)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets(1)	5.45	%(4)	4.77%	5.12%	5.61%	5.66%	5.98%
Portfolio turnover rate	24.41	%(3)	32.78%	21.61%	28.88%	27.44%	56.16%

(1)	Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

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NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in debt securities and seeks to maximize total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles (“GAAP”) generally accepted in the United States of America.

A.	Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest (which is recorded in the Schedule of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the Fund’s collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing the Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At March 31, 2016, the Fund’s ongoing exposure to the economic return on repurchase agreements is shown on the Schedule of Investments.

B.

Foreign Currency Translation and Transactions.  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions

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NOTES TO FINANCIAL STATEMENTS — (continued)

may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.	Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market values of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. The Fund did not have any open commitments on delayed delivery securities as of March 31, 2016.

D.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Distributions from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. The Fund amortizes premiums and accretes discounts using the constant yield method.

E.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.

F.

Indemnification Obligations.  Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust has indemnified its trustees against any expenses actually and reasonably incurred by the trustees in any proceeding arising out of or in

23

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NOTES TO FINANCIAL STATEMENTS — (continued)

connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.	Accounting for Uncertainty in Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Trust to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Fund are those that are open for exam by taxing authorities (2012 through 2015). As of March 31, 2016, the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2015. The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.	Fair Value Measurements. The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 — Other significant observable market inputs including quoted prices for similar instruments in active markets; quoted adjusted prices in

24

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among broker market makers.

Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

I.	Security Valuation. Bonds and other fixed-income securities (other than repurchase agreements and demand notes) are valued using the bid price on the day of the valuation provided by an independent pricing service.

Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.

Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless the Advisor determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).

The Trust has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign

25

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the Fund’s portfolio turnover rate.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy only if there are significant observable inputs used.

Common stocks, exchange-traded fund shares and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded fund shares, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. None of the Fund’s securities were fair valued utilizing this method as of March 31, 2016.

Investments in registered open-end management investment companies are valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. If, on a particular day, a share price of an investment company is not readily available, such securities are fair valued in accordance with the fair value procedures of the Trust.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

27

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

The following is a summary of the inputs used, as of March 31, 2016, involving the Fund’s assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Seperately Managed Account Reserve Trust
Preferred Stocks	$3,213,052	$5,181,735	$—	$8,394,787
Asset Backed Securities	—	4,578,357	—	4,578,357
Convertible Bonds	—	2,763,563	—	2,763,563
Corporate Bonds	—	107,284,483	—	107,284,483
Government Securities	—	25,826,498	—	25,826,498
Mortgage Backed Securities	—	6,334,723	—	6,334,723
Repurchase Agreements	—	889,325	—	889,325

Total Investments in Securities	$3,213,052	$152,858,684	$—	$156,071,736

There were no transfers into or out of Levels 1 and 2 for the Fund during the reporting period.

There were no Level 3 securities in the Fund at the beginning or the end of the six month period ended March 31, 2016.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.	Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option. Certain officers and Trustees of the Trust are also officers of the Advisor.

B.

Administration Fee.  U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. For these services, the Funds shall pay the administrator monthly, a fee accrued daily and based on average daily net assets. The Funds may also

28

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. The amounts paid directly to the Administrator by the Funds for administrative services are included in the Administration fees in the Statement of Operations. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.

C.	Distribution and Service Fees. ALPS Distributors, Inc. (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. All of the Fund’s distribution fees are paid by the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the six months ended March 31, 2016:

U.S. Government		Other
Purchases	Sales	Purchases	Sales
$10,427,078	$25,763,421	$30,903,447	$10,785,504

NOTE 5 – CAPITAL STOCK TRANSACTIONS

The Fund’s capital stock activity in shares and dollars during the six months ended March 31, 2016, and the year ended September 30, 2015, was as follows (shares and dollar amounts in thousands):

	Six Months Ended 3/31/16		Year Ended 9/30/15
	Shares	Amount	Shares	Amount
Shares Sold	2,149	$17,832	5,660	$50,987
Issued on Reinvestment of Distributions	495	4,148	823	7,390
Shares Redeemed	(2,415)	(20,271)	(3,422)	(30,723)

Net Increase Resulting from Fund Share Transactions	229	$1,709	3,061	$27,654

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2015, the Fund’s components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$156,643,123

Gross tax unrealized appreciation	8,099,527

Gross tax unrealized depreciation	(5,958,967)

Net unrealized appreciation on investments	2,140,560

Distributable ordinary income	5,107

Distributable long-term capital gains	—

Total distributable earnings	5,107

Other accumulated losses	(29,939,156)

Total accumulated losses	$(27,793,489)

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. The difference between book and tax basis unrealized depreciation on investments is due primarily to timing differences resulting from wash sale transactions. These differences are temporary.

As of September 30, 2015, the Fund had capital losses expiring on September 30, 2017, 2018 and 2019 in the amounts of $12,139,741, $6,084,748 and $6,501,831, respectively. As of September 30, 2015, the Fund had a capital loss with an indefinite expiration in the amount of $5,212,835.

The tax composition of dividends for the periods ended September 30, 2015 and September 30, 2014 for the Fund were as follows:

Ordinary Income		Return of Capital
2015	2014	2015	2014
$7,435,078	$6,936,413	$—	$52,442

Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2015, as a result of its reclassifications the Fund’s undistributed net investment income was increased by $243, and accumulated net realized loss was decreased by $243.

30

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 7 – SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note.

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Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited)

BOARD CONSIDERATION AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In November 2015 the Board of Trustees of the Trust, including the independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Brandes Investment Partners, L.P. (the “Advisor”) with respect to the SMART Fund (the “Fund”) for an additional one-year term.

Information Reviewed

During the course of each year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided to the Fund by the Advisor, including reports on the Fund’s investment results, portfolio composition, portfolio trading practices, and other matters. In addition, in connection with its annual review of the Agreement with respect to the Fund, the Board requested and reviewed supplementary information that included materials regarding the Fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding the Advisor, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund.

In connection with its reviews, the Board received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees. The independent Trustees discussed the approval of the Agreement with respect to the Fund with representatives of the Advisor and in private sessions with counsel at which no representatives of the Advisor were present. In deciding to recommend approval of the Agreement with respect to the Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor, and each Trustee did not necessarily attribute the same weight to each factor. This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Advisor to the Fund, the Trustees reviewed among other things the quality and depth of the Advisor’s investment management staff, its regulatory compliance procedures, the day-to-day administrative services provided by the Advisor to the Fund and the investment results of the Fund.

The Trustees noted that the Fund’s investment results gross of fees (which are paid by the Advisor) were in the first quartile of the results of a peer group of funds identified by Morningstar Associates (“Morningstar”) for the three-year and five-

32

Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

year periods ended September 30, 2015; were in the first quartile of the larger group of funds in its Morningstar Intermediate-Term Bond Fund category for each of those periods; were above its benchmark indices (the Barclays Capital U.S. Aggregate Index and Barclays Capital U.S. Intermediate Credit Index) for the three-year, five-year and since-inception periods ended September 30, 2015; and were in the third or fourth quartile and below the indices for the one-year period. They concluded that the Fund’s performance was satisfactory.

Advisory Fees, Total Expenses, Profitability and Ancillary Benefits

The Trustees noted that the Fund does not incur any advisory fees or other expenses, all of which are paid by the Advisor, and as a result the Advisor’s relationship with the Fund alone is not profitable. The Board also considered ancillary benefits to the Advisor as a result of its relationship with the Fund. They noted that these were primarily related to the Advisor’s receipt of wrap account fees from Fund shareholders through various broker-dealer sponsors that are not affiliated with either the Fund or the Advisor, and the benefit of proprietary and third-party research provided by broker-dealers executing portfolio transactions on behalf of the Fund.

Conclusions

Based on their review, including consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that each of the factors discussed above supported renewal of the Agreement, and that renewal of the Agreement was in the best interests of the Fund and its shareholders.

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http:// www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

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Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

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Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian, Distributor and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)

J. Michael Gaffney, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 74)	Trustee	Since June 2004	Retired. Independent Consultant, NATIXIS Global Asset Management, North America from 2004 to 2011.	9	None

Jean E. Carter 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 58)	Trustee and Chairman	Since April 2008	Retired since 2005.	9	Bridge Builder Trust

Robert M. Fitzgerald, CPA (inactive) 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 64)	Trustee	Since April 2008	Retired.	9	Hotchkis and Wiley Mutual Funds

Craig Wainscott, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 54)	Trustee	Since February 2012	Partner with The Paradigm Project and advisor to early-stage companies.	9	None

35

Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)

Oliver Murray 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 53)	Trustee	Since February 2012	Chief Executive Officer, Brandes Investment Partners & Co.; Managing Director – PMCS of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	9	None

Jeff Busby, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 55)	Trustee and President	Since July 2006	Executive Director of the Advisor.	9	None

Officers of the Trust

Thomas M. Quinlan 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 45)	Secretary	Since June 2003	Associate General Counsel of the Advisor.	N/A	N/A

Gary Iwamura, CPA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 59)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A

Roberta Loubier 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 44)	Chief Compliance Officer	Since September 2015	Global Head of Compliance, Brandes Investment Partners, L.P.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

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Brandes Separately Managed Account Reserve Trust

PRIVACY NOTICE

Brandes Investment Partners, L.P. and the Brandes Investment Trust collect nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities.

We restrict access to your personal and account information to those personnel who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

37

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 600
San Diego, CA 92130
800.331.2979

DISTRIBUTOR

ALPS Distributors, Inc.
1290 Broadway, #1100
Denver, CO 80203

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
300 S. Grand Avenue, 22nd Floor
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

BRANDES
INVESTMENT TRUST

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) occurred during the second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the registrant’s Form N-CSR filed January 7, 2005.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Brandes Investment Trust

By (Signature and Title)*	/s/ Jeff Busby
Jeff Busby, President

Date June 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jeff Busby
Jeff Busby, President

Date June 3, 2016

By (Signature and Title)*	/s/ Gary Iwamura
Gary Iwamura, Treasurer/ Principal Financial Officer

Date June 3, 2016

*	Print the name and title of each signing officer under his or her signature.